As filed with the Securities and Exchange Commission on April 6, 1998
                                  Registration No. 33-82610


                              SECURITIES AND EXCHANGE COMMISSION
                                    WASHINGTON, D.C. 20549

                                           FORM N-4
                   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                               PRE-EFFECTIVE AMENDMENT NO. ( )
                              POST-EFFECTIVE AMENDMENT NO. 4 (X)


                                            and/or

                         REGISTRATION STATEMENT UNDER THE INVESTMENT
                                     COMPANY ACT OF 1940


                                              Amendment No. 15 (X)
                               (Check appropriate box or boxes)


                                     MAXIM SERIES ACCOUNT
                                  (Exact name of Registrant)
                         GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                                     (Name of Depositor)
                                    8515 East Orchard Road
                                  Englewood, Colorado 80111
               (Address of Depositor's Principal Executive Officers) (Zip Code)

                      Depositor's Telephone Number, including Area Code:
                                        (800) 537-2033

                                     William T. McCallum
                            President and Chief Executive Officer
                         Great-West Life & Annuity Insurance Company
                                    8515 East Orchard Road
                                  Englewood, Colorado 80111
                           (Name and Address of Agent for Service)

                                           Copy to:
                                    James F. Jorden, Esq.

                     Jorden Burt Boros Cicchetti Berenson & Johnson, LLP
                      1025 Thomas Jefferson Street, N.W., Suite 400 East

                                 Washington, D.C. 20007-0805

        It is proposed that this filing will become effective (check appropriate space):


                      Immediately  upon filing pursuant to paragraph (b) of Rule
                 485 X On May 1, 1998, pursuant to paragraph (b) of Rule 485.

                      60 days after filing pursuant to paragraph  (a)(1) of Rule
                      485. On , pursuant to paragraph (a)(1) of Rule 485. 75 days after filing pursuant to paragraph (a)(2) of Rule
                      485. On , pursuant to paragraph (a)(2) of Rule 485.

        If appropriate, check the following:


                      This post-effective amendment designates a new effective date for a previously filed post-effective amendment.



                                     MAXIM SERIES ACCOUNT


                                    Cross Reference Sheet
                                Showing Location in Prospectus
                           and Statement of Additional Information
                                   As Required by Form N-4

FORM N-4 ITEM                                             PROSPECTUS CAPTION

1.  Cover Page...................................................Cover Page

2.  Definitions                                                  Glossary of Special Terms

3.  Synopsis                                                     Fee Table; Questions and
                                                                 Answers about the Series
                                                                 Account Variable Annuity

4.  Condensed Financial Information                              Condensed Financial
                                                                 Information

5.  General Description of Registrant, Depositor and
      Portfolio Companies                                        Great-West Life & Annuity
                                                                 Insurance Company; Maxim
                                                                 Series Account; Investments
                                                                 of the Series Account;
                                                                 Voting Rights

6.  Deductions                                                   Administrative Charges;
                                                                 Risk Charges, Premium Taxes
                                                                 and Other Deductions;
                                                                 Appendix A; Distribution of
                                                                 the Contracts

7.  General Description of Variable Annuity Contracts            The Contracts; Investments
                                                                 of the Series Account;
                                                                 Statement of Additional
                                                                 Information

8.  Annuity Period                                               Annuity Options

9.  Death Benefit                                                The Contracts-Accumulation
                                                                 Period - Death Benefit;
                                                                 Prior to Retirement Date;
                                                                 Annuity Payments




FORM N-4 ITEM                                             PROSPECTUS CAPTION

10  Purchases and Contract Value                                 The Contracts-General; The
                                                                 Contracts-Accumulation
                                                                 Period; Distribution of the
                                                                 Contracts; Cover Page;
                                                                 Great-West Life & Annuity
                                                                 Insurance Company

11.  Redemptions                                                 The Contracts-Accumulation
                                                                 Period - Total and Partial
                                                                 Surrenders; Return Privilege

12.  Taxes                                                       Federal Tax Consequences

13.  Legal Proceedings                                           Legal Proceedings

14.  Table of Contents of Statement of Additional Information    Statement of Additional
                                                                 Information





                                                                 STATEMENT OF ADDITIONAL
FORM N-4 ITEM                                                    INFORMATION CAPTION


15.  Cover Page                                                  Cover Page

16.  Table of Contents                                           Table of Contents

17.  General Information and History                             Not Applicable

18.  Services                                                    Custodian and Accountants

19.  Purchase of Securities Being Offered                        Not Applicable

20.  Underwriters                                                Underwriter

21.  Calculation of Performance Data                             Calculation of Performance
                                                                 Data

22.  Annuity Payments                                            Not Applicable

23.  Financial Statements                                        Financial Statements

                                            PART A

                             INFORMATION REQUIRED IN A PROSPECTUS

                                     Maxim Series Account
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                                              8

                                     Maxim Series Account
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                                             924
                                     MAXIM SERIES ACCOUNT
                        of Great-West Life & Annuity Insurance Company
                    INDIVIDUAL FLEXIBLE PREMIUM VARIABLE ANNUITY CONTRACTS
                                   MAXIMUM VALUE PLAN (MVP)
                         Distributed by: BenefitsCorp Equities, Inc.
                       8515 E. Orchard Road, Englewood, Colorado 80111

-------------------------------------------------------------------------------

    The individual flexible premium variable annuity contracts described in this prospectus ("Variable Annuity Contracts" or "Contracts") are designed and offered to provide retirement programs for individuals. The Contracts are issued by Great-West Life & Annuity Insurance Company ("GWL&A"). BenefitsCorp Equities, Inc. ("BCE"), a wholly owned subsidiary of GWL&A, is the principal underwriter and distributor of the Contracts. The Contracts may be issued under retirement plans which qualify for Federal tax benefits under Sections 401 and 408 of the Internal Revenue Code as individual retirement accounts/individual retirement annuities ("IRAs"), and under other retirement plans which do not qualify under the Internal Revenue Code ("non-qualified plans").

    The Contracts may be purchased by a minimum initial Purchase Payment of $5,000 for non-qualified plans and $2,000 for IRAs. Additional Purchase Payments of at least $500 ($50 for Automatic Contribution Plans) may be made at any time before Annuity payments begin, subject to certain limitations.

    GWL&A believes that the annuity contracts will qualify for tax treatment under Section 72 of the Internal Revenue Code. Pursuant to that Section, as amended, surrenders prior to the Annuity Commencement Date are subject to possible current taxation as well as the possible imposition of a penalty tax as described more fully under the section entitled "Federal Tax Status."

    The value of the Contract prior to annuitization, and thus the amount accumulated to provide annuity payments will depend upon the investment performance of the Series Account. Likewise, the amount of the initial annuity payment will also depend upon the prior investment performance of the Series Account. Subsequent annuity payments may vary based upon the investment experience of the Series Account. However, the Contract Owner may elect before the first annuity payment, a fixed annuity payment which is not affected by such experience. Charges imposed under the Contracts include contract maintenance charges, deductions for mortality and expense risk guarantees and a surrender charge. (See "Administrative Charges, Risk Charges and Premium Taxes.")


    Purchase Payments will be allocated to the Maxim Series Account of GWL&A (the "Series Account"), a segregated investment account of GWL&A. The Series Account currently has twenty two Investment Divisions available to which Purchase Payments may be allocated. Twenty one of the Investment Divisions invest in shares of Maxim Series Fund, Inc. (The "Fund"), a series, open-end management investment company. The Series Account also has one Investment Division which invest in shares of VP Capital Appreciation Fund of American Century Variable Portfolios, Inc., ("American Century") a diversified, series, open-end management investment company. The Investment Divisions are more fully described on page 2 of this prospectus.

THIS PROSPECTUS IS ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE MAXIM SERIES FUND, INC. AND AMERICAN CENTURY VP CAPITAL APPRECIATION FUND. THESE PROSPECTUSES PROVIDE INFORMATION A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING AND SHOULD BE KEPT FOR FUTURE REFERENCE. ADDITIONAL INFORMATION ABOUT THE CONTRACTS HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN A STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1998, WHICH IS INCORPORATED HEREIN BY REFERENCE. THE STATEMENT OF ADDITIONAL INFORMATION, THE TABLE OF CONTENTS OF WHICH IS SET FORTH ON THE LAST PAGE OF THIS PROSPECTUS, IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING OR TELEPHONING GWL&A AT THE ADDRESS OR TELEPHONE NUMBER SET FORTH ON THE LAST PAGE OF THIS PROSPECTUS. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         The date of this Prospectus is May 1, 1998.

Following is a description of the Portfolios of the Fund and American Century available under this Series Account:

  the Maxim Money Market Portfolio, which seeks preservation of capital, liquidity and the highest possible current income consistent with the foregoing objectives, through investments in short-term money market securities. Shares of the Maxim Money Market Portfolio are neither insured nor guaranteed by the U.S. Government. Further, there is no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share;

  the Maxim Bond Portfolio, which seeks to achieve maximum total return, consistent with the preservation of capital, through investment in an actively managed portfolio of debt securities;

  the Maxim Stock Index Portfolio, which seeks to provide investment results, before fees, that correspond to the total return of the S&P 500 Index and the S&P MidCap Index, weighted according to their respective pro-rata share of the market;

  the Maxim U.S. Government Securities Portfolio, which seeks the highest level of return consistent with preservation of capital and substantial credit protection by investing primarily in mortgage-related securities issued or guaranteed by an agency or instrumentality of the U.S. Government, other U.S. agency and instrumentality obligations, and in U.S. Treasury obligations;


 Small-Cap Index Portfolio seeks to provide investment results, before fees, that correspond to the total return of the Standard & Poor's Small-Cap 600 Index.1 the Maxim MidCap Portfolio (Growth Fund I), which seeks long-term growth of capital through investment in at least 65% of the Portfolio's assets in medium sized companies;

  the Maxim INVESCO Balanced Portfolio, which seeks to achieve a high total return on investments through capital appreciation and current income. The Portfolio invests in a combination of common stocks (normally 50% to 70% of total assets) and fixed-income securities (normally 25% or more).

  the Maxim INVESCO Small-Cap Growth Portfolio, which seeks long-term capital growth by investing its assets principally in a diversified group of equity securities of emerging growth companies with market capitalizations of $1 billion or less at the time of initial purchase;

  the Maxim INVESCO ADR Portfolio, which seeks to achieve a high total return on investment through capital appreciation and current income, while reducing risk through diversification by investing substantially all its assets in foreign securities that are issued in the form of American Depository Receipts ("ADRs") or foreign stocks that are registered with the Securities and Exchange Commission and traded in the U.S.;

  the Maxim T. Rowe Price Equity/Income Portfolio, which seeks to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies;

  the Maxim Corporate Bond Portfolio, which seeks high total investment return by investing primarily in debt securities (including convertibles), although up to 20% of its assets, at the time of acquisition, may be invested in preferred stocks;

  the Maxim Small-Cap Value Portfolio (Ariel Value), which seeks to achieve long-term capital appreciation by investing primarily in common stocks, although the Portfolio may also invest in other securities, including restricted and preferred stocks;

1 Standard & Poor's Small-Cap 600 Stock Index is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Maxim Series Fund, Inc. and Great-west Life & Annuity Insurance Company. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of using this index.

  the Maxim Value Index Portfolio seeks to provide investment results, before fees, that correspond to the total return of the Russell 1000 Value Index.2 The Russell 1000 Value Index was developed by the Frank Russell Company to track stock market performance of stocks from the Russell 1000 Index exhibiting certain characteristics suggesting value potential.

  the Maxim Growth Index Portfolio seeks to provide investment results, before fees, that correspond to the total return of the Russell 1000 Growth Index.2 The Russell 1000 Growth Index was developed by the Frank Russell Company to track stock market performance of stocks from the Russell 1000 Index exhibiting certain characteristics suggesting growth potential.

  the Maxim Blue Chip Portfolio seeks long-term growth of capital and income by investing primarily in common stocks of large, well-established, stable and mature companies, commonly known as "Blue Chip" companies.

  the Maxim MidCap Growth Portfolio seeks long-term appreciation by investing primarily in common stocks of medium-sized (mid-cap) growth companies. The Portfolio will normally invest at least 65% of its assets in a diversified portfolio of mid-cap companies whose earnings are expected to grow at a faster rate than the average company.

  the Maxim Aggressive Profile Portfolio seeks to achieve a high total return on investment through long-term capital appreciation by investing in other Maxim Portfolios. It is designed for an investor who is willing to take on a greater degree of risk now for the chance of better returns later and places a higher priority on investment growth than on safety. This investor typically is comfortable riding out the ups and downs of the markets. This Portfolio would not be appropriate for an investor with a short investment horizon.

  the Maxim Moderately Aggressive Profile Portfolio seeks to achieve a high total return on investment through long-term capital appreciation by investing in other Maxim Portfolios. It is designed for an investor who is willing to take on a slightly greater degree of risk now for the chance of better returns later and places a high priority on investment growth but also seeks some safety. This investor typically is comfortable riding out the ups and downs of the markets but is not comfortable with the volatility that would be associated with the Maxim Aggressive Profile Portfolio. This Portfolio would not be appropriate for an investor with a short investment horizon.

  the Maxim Moderate Profile Portfolio seeks to achieve a high total return on investment through long-term capital appreciation by investing in other Maxim Portfolios. This investor likes the potential for higher returns but seeks more safety than an aggressive or moderately aggressive investor.

  the Maxim Moderately Conservative Profile Portfolio seeks to achieve the highest possible total return consistent with reasonable risk through a combination of income and capital appreciation by investing in other Maxim Portfolios. This Portfolio is designed for an investor who places a priority on investment safety but is willing to take some risk for a potential higher return on investment. This investor may be approaching retirement or simply prefers to take less risk than other investors.

  the  Maxim  Conservative  Profile  Portfolio  seeks to  achieve  total  return consistent with preservation of capital primarily through fixed income investments by investing in other Maxim Portfolios. This Portfolio is designed for an investor whose highest priority is safety for which the investor is willing to accept lower potential return on investment. This investor may be approaching retirement or simply prefers to take less risk than others.

    The Series Account also has an Investment Division which invest in shares of American Century Variable Portfolios, Inc. ("American Century"), a diversified, series, open-end management investment company which is a member of the American Centurysm Investments group of mutual funds. This Investment Division invests in shares of the following portfolio of American Century:


  American Century VP Capital Appreciation, which seeks capital growth by investment in common stocks (including securities convertible to common stocks) and other securities that meet certain fundamental and technical standards and, in the opinion of American Century's management, have better than average potential for appreciation.

2 The Frank
Russell Company is not a sponsor of, or in any other way affiliated with the Portfolio or the Fund.

                                      TABLE OF CONTENTS


                                                                                         Page

FEE TABLE..................................................................................5
EXAMPLES...................................................................................6
FINANCIAL HIGHLIGHTS.......................................................................8
GLOSSARY OF SPECIAL TERMS.................................................................10
QUESTIONS AND ANSWERS ABOUT THE SERIES ACCOUNT VARIABLE ANNUITY...........................12
PERFORMANCE RELATED INFORMATION...........................................................14
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY...............................................15
MAXIM SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY.......................15
THE CONTRACTS.............................................................................16
INVESTMENTS OF THE SERIES ACCOUNT.........................................................20
ADMINISTRATIVE CHARGES, RISK CHARGES AND PREMIUM TAXES....................................23
PERIODIC PAYMENT OPTION...................................................................24
ANNUITY OPTIONS...........................................................................25
FEDERAL TAX STATUS........................................................................27
VOTING RIGHTS.............................................................................30
DISTRIBUTION OF THE CONTRACTS.............................................................30
RETURN PRIVILEGE..........................................................................31
STATE REGULATION..........................................................................31
REPORTS...................................................................................31
LEGAL PROCEEDINGS.........................................................................31
LEGAL MATTERS.............................................................................31
REGISTRATION STATEMENT....................................................................31
STATEMENT OF ADDITIONAL INFORMATION.......................................................31


                        The Contracts are not available in all states


NO PERSON IS AUTHORIZED BY GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY TO PROVIDE INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFERS CONTAINED IN THIS PROSPECTUS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF, OR SOLICITATION OF AN OFFER TO ACQUIRE, ANY INTEREST OR PARTICIPATION IN THE VARIABLE ANNUITY CONTRACTS OFFERED BY THIS PROSPECTUS TO ANYONE IN ANY STATE OR JURISDICTION IN WHICH SUCH SOLICITATION OR OFFER MAY NOT BE MADE LAWFULLY.

                                          FEE TABLE

Contract Owner Transaction Expenses

Deferred Sales Load (as a percentage of purchase payments
or amount surrendered, as applicable).....................................................7% maximum
Annual Contract Fee...........................................................................$27.00


Separate Account Annual Expenses
     (as a percentage of average account value)
Mortality Risk Fees............................................................................0.85%
Expense Risk Fees .............................................................................0.40%
Total Separate Account Annual Expenses ........................................................1.25%

Maxim Series Fund, Inc. Annual Expenses (as a percentage of Fund average net assets)


--------------- --------------- --------------- -------------- --------------- =============
                    Maxim         Maxim Bond        Maxim          Maxim          Maxim
                    Money                           Stock        U.S. Govt.     Small-Cap
                    Market                          Index        Securities       Index
--------------- --------------- --------------- -------------- --------------- =============
Management           .46%            .60%           .60%            .60%           .60%
Fees
=============== --------------- --------------- -------------- --------------- =============
Other Expenses       None            None           None            None           None
=============== =============== =============== ============== =============== =============
Total Expenses       .46%            .60%           .60%            .60%           .60%
=============== =============== =============== ============== =============== =============
=============== --------------- --------- ------------- ------------- ---------- ===========
                    Maxim       Maxim        Maxim         Maxim        Maxim      Maxim
                    MidCap      Corporate  Small-Cap      T. Rowe      INVESCO    INVESCO
                 (Growth Fund     Bond       Value         Price         ADR     Small-Cap
                      I)                     (Ariel     Equity/Income              Growth
                                             Value)
=============== --------------- --------- ------------- ------------- ---------- ===========
Management           .95%         .90%       1.00%          .80%        1.00%       .95%
Fees
=============== --------------- --------- ------------- ------------- ---------- ===========
Other Expenses       .11%         None        .28%          .11%        .30%        .15%
=============== =============== ========= ============= ============= ========== ===========
Total Expenses      1.06%         .90%       1.28%          .91%        1.30%      1.10%
=============== =============== ========= ============= ============= ========== ===========
                    Maxim       Maxim           Maxim          Maxim           Maxim
                   INVESCO      Value Index     Growth Index   Blue Chip       MidCap
                   Balanced                                                    Growth
---------------
                --------------- --------------- -------------- --------------- =============
Management Fees     1.00%            .60%           .60%           1.00%          1.00%
=============== --------------- --------------- -------------- --------------- =============
Other Expenses       None            None           None            .15%           .05%
--------------- --------------- --------------- -------------- --------------- =============
Total Expenses      1.00%            .60%           .60%           1.15%          1.05%
--------------- --------------- --------------- -------------- --------------- =============
---------------
                Maxim           Maxim           Maxim          Maxim           Maxim
                Aggressive      Moderately      Moderate       Moderately      Conservative
                Profile         Aggressive      Profile        Conservative    Profile
                                Profile                        Profile
--------------- --------------- --------------- -------------- ---------------
--------------- --------------- --------------- -------------- --------------- =============
Management Fees      .25%            .25%           .25%            .25%           .25%
--------------- --------------- --------------- -------------- ---------------
--------------- --------------- --------------- -------------- --------------- =============
Other Expenses       None            None           None            None           None
--------------- --------------- --------------- -------------- --------------- =============
--------------- --------------- --------------- -------------- ---------------
Total Expenses       .25%            .25%           .25%            .25%           .25%
--------------- --------------- --------------- -------------- --------------- =============

------------------------------ -------------------------------- ============================
                               Minimum Total Maxim Series       Maximum Total Maxim Series
                               Fund Annual Expenses*            Fund Annual Expenses**
------------------------------ -------------------------------- ============================
------------------------------ -------------------------------- ============================
Aggressive Profile+                         1.16%                          1.46%
------------------------------ -------------------------------- ============================
------------------------------ -------------------------------- ============================
Moderately Aggressive                       1.08%                          1.40%
Profile+
------------------------------ -------------------------------- ============================
------------------------------ -------------------------------- ============================
Moderate Profile+                           1.02%                          1.32%
------------------------------ -------------------------------- ============================
------------------------------ -------------------------------- ============================
Moderately Conservative                     1.00%                          1.23%
Profile+
------------------------------ -------------------------------- ============================
------------------------------ -------------------------------- ============================
Conservative Profile+                       0.85%                          1.11%
------------------------------ -------------------------------- ============================


+ Each Profile Portfolio will invest in shares of other Maxim Portfolios ("Underlying Portfolios"). Therefore, each Profile Portfolio will, in addition to its own expenses such as management fees, bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of each Profile Portfolio will be net of the Underlying Portfolio's expenses.
* The Minimum Fees are determined by assuming the allocation of each Profile Portfolio's assets to those Underlying Portfolios (please see the Maxim Series Fund prospectus for the Profile Portfolios for further information on the Profile Portfolios) with the lowest Total Annual Expenses.
** The Maximum Fees are determined by assuming the allocation of each Profile Portfolio's assets to those Underlying Portfolios (please see the Maxim Series Fund prospectus for the Profile Portfolios for further information on the Profile Portfolios) with the highest Total Annual Expenses.

American Century Variable Portfolios, Inc. Annual Expenses (as a percentage of Fund average net assets)


                     ----------------- =========================
                               American Century VP
                              Capital Appreciation
                     ----------------- =========================
                                       =========================
                     Management Fees            1.00%
                                       =========================
                     ================= =========================
                     Other Expenses              None
                                       =========================
                     ================= =========================
                     Total Expenses             1.00%
                     ================= =========================

    Any premium or other taxes levied by any governmental entity with respect to the Contracts will presently be paid by GWL&A. GWL&A reserves the right to, in the future, deduct the premium tax from Contract Values instead of GWL&A making the premium tax payments. The applicable premium tax rates that states and other governmental entities impose currently range from 0% to 3.50% and are subject to change by the respective state legislatures, by administrative interpretations, or by judicial act. (See "Administrative Charges, Risk Charges and Premium Taxes.")

EXAMPLES

If you do not take a distribution from your Contract, or if you annuitize at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:



--------------------------------------------- ------------ ------------ ------------ ============
                                                1 Year       3 Year       5 Year       10 Year
--------------------------------------------- ------------ ------------ ------------ ============
Maxim Money Market Investment Division          $17.80       $ 57.88      $104.58      $256.00
============================================= ------------ ------------ ------------ ============
Maxim Bond, Maxim Stock Index, Maxim U.S.
Government Securities, Maxim Value Index,
Maxim Growth Index and Maxim Small-Cap          $19.24       $62.49       $112.75      $275.09
Index Investment Divisions
============================================= ------------ ------------ ------------ ============
Maxim MidCap (Growth Fund I) and
Maxim INVESCO Small-Cap Growth Investment       $24.38       $78.79       $141.47      $341.11
Divisions
============================================= ------------ ------------ ------------ ============
American Century VP Capital Appreciation
and Maxim INVESCO Balanced Investment           $23.36       $75.55       $135.79      $328.17
Divisions
============================================= ------------ ------------ ------------ ============
Maxim Small-Cap Value (Ariel Value)             $26.95       $86.85       $155.57      $372.90
Investment Division
============================================= ------------ ------------ ------------ ============
Maxim INVESCO ADR Investment Division           $26.43       $85.25       $152.77      $366.61
============================================= ------------ ------------ ------------ ============
Maxim T. Rowe Price Equity/Income               $22.85       $73.93       $132.93      $321.65
Investment Division
--------------------------------------------- ------------ ------------ ------------ ============
Maxim Corporate Bond Investment Division        $22.33       $72.30       $130.07      $315.09
--------------------------------------------- ------------ ------------ ------------ ============
============================================= ------------ ------------ ------------ ============
Maxim Blue Chip Investment Division             $24.90       $80.41       $144.31      $347.53
============================================= ------------ ------------ ------------ ============
Maxim MidCap Growth Investment Division         $23.87       $77.18       $138.63      $334.65
============================================= ------------ ------------ ------------ ============
Maxim Aggressive Profile Investment Division    $26.45       $85.57       $153.33      $367.87
============================================= ------------ ------------ ------------ ============
Maxim Moderately Aggressive Profile             $25.82       $83.32       $149.39      $359.01
Investment Division
============================================= ------------ ------------ ------------ ============
Maxim Moderate Profile Investment Division      $25.10       $81.06       $145.44      $350.09
============================================= ------------ ------------ ------------ ============
Maxim Moderately Conservative Profile           $24.59       $79.44       $142.61      $343.68
Investment Division
============================================= ============ ============ ============ ============
Maxim Conservative Profile Investment           $23.15       $74.90       $134.65      $325.56
Division
============================================= ============ ============ ============ ============



If you take a distribution in whole from your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:



--------------------------------------------- ------------ ------------ ------------ ============
                                                1 Year       3 Year       5 Year       10 Year
--------------------------------------------- ------------ ------------ ------------ ============
Maxim Money Market Investment Division          $90.05       $112.87      $139.73      $256.00
============================================= ------------ ------------ ------------ ============
Maxim Bond, Maxim Stock Index, Maxim U.S.
Government Securities, Maxim Value Index,
Maxim Growth Index and Maxim Small-Cap          $91.40       $117.25      $147.65      $275.09
Index Investment Divisions
============================================= ------------ ------------ ------------ ============
Maxim MidCap (Growth Fund I) and Maxim
INVESCO Small-Cap Growth Investment             $96.18       $132.74      $175.52      $341.11
Divisions
============================================= ------------ ------------ ------------ ============
American Century VP Capital Appreciation
and Maxim INVESCO Balanced Investment           $95.22       $129.66      $170.00      $328.17
Divisions
============================================= ------------ ------------ ------------ ============
Maxim Small-Cap (Ariel Value) Investment        $98.56       $140.39      $189.19      $372.90
Division
============================================= ------------ ------------ ------------ ============
Maxim INVESCO ADR Investment Division           $98.08       $138.87      $186.47      $366.61
============================================= ------------ ------------ ------------ ============
Maxim T. Rowe Price Equity/Income               $94.75       $128.11      $167.23      $321.65
Investment Division
--------------------------------------------- ------------ ------------ ------------ ============
Maxim Corporate Bond Investment Division        $94.27       $126.57      $164.46      $315.09
--------------------------------------------- ------------ ------------ ------------ ============
============================================= ------------ ------------ ------------ ============
Maxim Blue Chip Investment Division             $96.65       $134.27      $178.27      $347.53
============================================= ------------ ------------ ------------ ============
Maxim MidCap Growth Investment Division         $95.70       $131.20      $172.76      $334.65
============================================= ------------ ------------ ------------ ============
Maxim Aggressive Profile Investment Division    $98.18       $139.17      $187.02      $367.87
============================================= ------------ ------------ ------------ ============
Maxim Moderately Aggressive Profile             $97.51       $137.03      $183.20      $359.01
Investment Division
============================================= ------------ ------------ ------------ ============
Maxim Moderate Profile Investment Division      $96.85       $134.89      $179.36      $350.09
============================================= ------------ ------------ ------------ ============
Maxim Moderately Conservative Profile           $96.37       $133.35      $176.62      $343.68
Investment Division
============================================= ============ ============ ============ ============
Maxim Conservative Profile Investment           $95.03       $129.04      $168.89      $325.56
Division
============================================= ============ ============ ============ ============



    The above Examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown, subject to the guarantees in the Contracts.

    The purpose of the tables shown above is to assist the Contract Owner in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. For more information pertaining to these costs and expense see "Administrative Charges, Risk Charges and Premium Taxes."

                                     FINANCIAL HIGHLIGHTS
                             Selected Data for Accumulation Units
                              Outstanding Throughout Each Period
                              For the Periods Ended December 31,



-------------------------------------------- ------------ ------------- ----------- -----------
            Investment Division                 1997          1996         1995        1994
                                                          ------------- ----------- -----------
-------------------------------------------- ------------
MAXIM BOND a
Value at beginning of period                 $     11.43  $     11.10   $    9.76   $   10.00
Value at end of period                       $     12.09  $     11.43   $ 11.10     $     9.76
Increase (decrease) in value of              $            $       0.33  $   1.34    $
accumulation units                           0.66                                   (0.24)
Number of accumulation units outstanding        7,412.56     5,196.46   1,675.75
at end of period                                                                    455.62
-------------------------------------------- ------------ ------------- ----------- -----------
-------------------------------------------- ------------ ------------- ----------- -----------
MAXIM STOCK INDEXa
Value at beginning of period                 $            $      13.05  $    9.74   $    10.00
                                             15.70
Value at end of period                       $            $      15.70  $  13.05    $
                                             20.50                                  9.74
Increase (decrease) in value of              $            $       2.65  $    3.31   $
accumulation units                           4.80                                   (0.26)
Number of accumulation units outstanding     169,289.23   130,996.47    17,200.32    2,306.48
at end of period
-------------------------------------------- ------------ ------------- ----------- -----------
MAXIM MIDCAP (GROWTH FUND I)a
Value at beginning of period                 $            $      13.49  $  10.80    $
                                             14.12                                  10.00
Value at end of period                       $            $      14.12  $  13.49    $
                                             15.75                                  10.80
Increase (decrease) in value of              $            $       0.63  $    2.69   $
accumulation units                           1.63                                   0.80
Number of accumulation units outstanding     49,565.38    83,398.90     24,467.21
at end of period                                                                    4,508.26
-------------------------------------------- ------------ ------------- ----------- -----------
MAXIM SMALL-CAP INDEX a
Value at beginning of period                 $     13.87  $     12.18   $    9.77   $
                                                                                    10.00
Value at end of period                       $     16.57  $     13.87   $  12.18    $
                                                                                    9.77
Increase (decrease) in value of              $            $       1.69  $    2.41   $
accumulation units                           2.70                                   (0.23)
Number of accumulation units outstanding     14,918.01    10,975.88     2,705.63
at end of period                                                                    986.29
                                                                                    -----------
-------------------------------------------- ------------ ------------- -----------
MAXIM CORPORATE BOND f
Value at beginning of period                 $     13.12  $     12.03   $
                                                                        10.00
Value at end of period                       $     14.60  $     13.12   $
                                                                        12.03
Increase (decrease) in value of              $            $       1.09  $
accumulation units                           1.48                       2.03
Number of accumulation units outstanding     23,403.30    12,487.29
at end of period                                                        799.35
-------------------------------------------- ------------ ------------- -----------
MAXIM INVESCO ADR b
Value at beginning of period                 $     13.46  $     11.25   $
                                                                        10.00
Value at end of period                       $     14.90  $     13.46   $
                                                                        11.25
Increase (decrease) in value of              $            $       2.21  $
accumulation units                           1.44                       1.25
Number of accumulation units outstanding     31,948.04    15,132.95
at end of period                                                        2,623.01
-------------------------------------------- ------------ ------------- -----------
MAXIM INVESCO SMALL-CAP GROWTH b
Value at beginning of period                 $     16.39  $     13.09   $
                                                                        10.00
Value at end of period                       $     19.21  $     16.39   $
                                                                        13.09
Increase (decrease) in value of              $            $       3.30  $
accumulation units                           2.82                       3.09
Number of accumulation units outstanding     44,396.72    33,993.67
at end of period                                                        4,511.19
-------------------------------------------- ------------ ------------- -----------
MAXIM MONEY MARKET e
Value at beginning of period                 $     10.55  $     10.17   $
                                                                        10.00
Value at end of period                       $     10.97  $     10.55   $
                                                                        10.17
Increase (decrease) in value of              $            $       0.38  $
accumulation units                           0.42                       0.17
Number of accumulation units outstanding     55,509.88    30,070.95      15,499.45
at end of period
-------------------------------------------- ------------ ------------- -----------
MAXIM SMALL-CAP VALUE (ARIEL VALUE) d
Value at beginning of period                 $     13.51  $     11.60   $
                                                                        10.00
Value at end of period                       $     17.01  $     13.51   $
                                                                        11.60
Increase (decrease) in value of              $            $       1.91  $
accumulation units                           3.50                       1.60
Number of accumulation units outstanding     3,045.87     1,551.40
at end of period                                                        697.92
-------------------------------------------- ------------ ------------- -----------







                                 FINANCIAL HIGHLIGHTS (CONT.)



-------------------------------------------- ------------ ------------- -----------
            Investment Division                 1997          1996         1995
                                                          ------------- -----------
-------------------------------------------- ------------
MAXIM T. ROWE PRICE EQUITY/INCOME b
Value at beginning of period                 $     15.24  $     12.92   $
                                                                        10.00
Value at end of period                       $     19.39  $     15.24   $
                                                                        12.92
Increase (decrease) in value of              $            $       2.32  $
accumulation units                           4.15                       2.92
Number of accumulation units outstanding     106,469.26   67,415.13      19,500.37
at end of period
-------------------------------------------- ------------ ------------- -----------
-------------------------------------------- ------------ ------------- -----------
MAXIM U.S. GOVERNMENT SECURITIES c
Value at beginning of period                 $     11.41  $     11.12   $
                                                                        10.00
Value at end of period                       $     12.23  $     11.41   $
                                                                        11.12
Increase (decrease) in value of              $            $       0.29  $
accumulation units                           0.82                       1.12
Number of accumulation units outstanding     12,345.78    15,784.10
at end of period                                                        14,812.67
-------------------------------------------- ------------ ------------- -----------
AMERICAN CENTURY VP CAPITAL APPRECIATION c
Value at beginning of period                 $     12.23  $     12.94   $
                                                                        10.00
Value at end of period                       $     11.68  $     12.23   $
                                                                        12.94
Increase (decrease) in value of              $     (      $     (       $
accumulation units                           0.55)        0.71)         2.94
Number of accumulation units outstanding     16,591.59    15,595.65
at end of period                                                        6,110.86
                                                                        -----------
-------------------------------------------- ------------ -------------
MAXIM INVESCO BALANCED g
Value at beginning of period                 $     10.13  $     10.00
Value at end of period                       $     12.59  $     10.13
Increase (decrease) in value of              $      2.46  $      0.13
accumulation units
Number of accumulation units outstanding     32,937.69     1,307.11
at end of period
-------------------------------------------- ------------ -------------



        KEY

Current Accumulation Unit Values can be obtained by calling GWL&A toll-free at 1-800-523-4106 a The Investment Division first received contributions on September 19, 1994, at a unit value of $10.00 b The Investment Division first received contributions on January 6, 1995, at a unit value of $10.00. c The Investment Division first received contributions on January 18, 1995, at a unit value of $10.00. d The Investment Division first received contributions on March 9, 1995, at a unit value of $10.00. e The Investment Division first received contributions on August 4, 1995, at a unit value of $10.00. f The Investment Division first received contributions on August 8, 1995, at a unit value of $10.00. g The Investment Division first received contributions on October 1, 1996, at a unit value of $10.00.

GLOSSARY OF SPECIAL TERMS

As used in this prospectus, the following terms have the indicated meanings.

Accumulation Period: The period before the Annuity Commencement Date.

Accumulation Unit: An accounting measure used to determine the Contract Value before the Annuity Commencement Date.

Annuitant: The person upon whose life the annuity payments will be based.

Annuity: A series of payments made in respect of an Annuitant for life with a minimum number of payments certain or an ascertainable sum guaranteed, or for the joint lifetime of annuitants and thereafter during the lifetime of the survivor.

Annuity Account: A record that reflects the total value of the Contract Owner's Contract Value.

Annuity Commencement Date: The date on which annuity payments commence.

Annuity Period: The period after the Annuity Commencement Date.

Annuity Unit: An accounting measure used to determine the dollar value of the variable annuity payment.

Automatic Contribution Plan: A plan provided to the Contract Owner to allow for automatic payment of Purchase Payments. The Purchase Payment amount will be withdrawn from the Contract Owner's pre-authorized bank account and automatically credited to the Annuity Account.

Beneficiary: The person(s) entitled to receive the amount payable upon death when the Annuitant dies before the Annuity Commencement Date and there is no secondary annuitant; or any annuity payments or unpaid proceeds payable under a method of payment option where the Annuitant dies after the Annuity Commencement Date.

Contract: An agreement between GWL&A and the Contract Owner providing a variable annuity. The agreement consists of the contract form and the application.

Contract Owner: The Contract Owner is the person to whom a Contract, as described herein, is issued.

Contract Value: The sum of the dollar values of all the Accumulation Units credited to the Contract during the Accumulation Period.


Executive/Administrative Offices: 8515 East Orchard Road, Englewood, Colorado 80111.


Fixed Annuity: An annuity with payments which remain the same throughout the payment period and which do not reflect the investment experience of the Series Account.

Investment Division: The Series Account is divided into Investment Divisions, one for each designated Portfolio maintained by the Fund and/or American Century and made available to the Series Account.

Partial Surrender: A Partial Surrender is a partial redemption of the Contract Value prior to the Annuity Commencement Date.

Purchase Payment(s): The total dollar amount paid (including the initial payment and any additional payments made during the Accumulation Period) to purchase an annuity by or on behalf of a Contract Owner.

Request: Any request in a form, either written, telephoned or computerized, satisfactory to GWL&A and received by GWL&A at its Executive Office, from the Contract Owner, or the Contract Owner's designee as required by any provisions of the Contract, or as required by GWL&A.

Series Account: The segregated investment account called "Maxim Series Account of Great-West Life & Annuity Insurance Company" existing under Colorado law and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").


Sub-Account: Each Investment Division may be divided into five Sub-Accounts, one for allocations under these individual flexible premium contracts issued in connection with IRAs and non-qualified plans and four for allocations under other variable annuity contracts previously offered by GWL&A in connection with IRAs and non-qualified plans.

Surrender: A surrender of the Contract is a total redemption of the Contract Value prior to the Annuity Commencement Date. Also referred to as a Total Surrender


Surrender Charge: An amount equal to a percentage of the amount surrendered based on the table shown under "Administrative Charges, Risk Charges and Premium Tax." This charge may also be referred to as a Contingent Deferred Sales Charge.

Transfer: The moving of money from one Investment Division to another Investment Division.

Valuation Date: The date on which the net asset value of the Fund and/or American Century is determined. For more information on how shares are valued see "The Contracts - Valuation of Accumulation Units."

Variable Annuity: An annuity providing for payments, the amount of which will vary in accordance with the changing values of securities held in the Series Account.

QUESTIONS AND ANSWERS ABOUT THE SERIES ACCOUNT VARIABLE ANNUITY

What is a variable annuity?

    The Variable Annuity Contract offered in this prospectus is a flexible payment contract, with the option to make additional Purchase Payments during the Accumulation Period. The Contract provides for annuity payments commencing at a future date specified by the Contract Owner. The value of the Contract and the amount of the annuity payments will vary according to the investment results of the Fund and/or American Century.

Who can invest and what is the minimum payment?

    Any individual of legal age who is not older than age 90, may purchase a Contract in the states where the Variable Annuity Contract may be sold lawfully. In the case of IRAs, the individual must also be eligible to participate in an IRA for which the Contracts are designed.

    The minimum initial Purchase Payment necessary to purchase a Contract is $5,000 for a non-qualified plan and $2,000 for an IRA. The Contract Owner may make additional Purchase Payments during the Accumulation Period. Each additional Purchase Payment must equal at least $500 unless payments are made through an Automatic Contribution Plan which is subject to a $50 minimum.

What is the objective of the contracts offered in this Prospectus?

    The objective of the Contracts, which may or may not be realized, is to provide level annuity payments during periods when the economy is relatively stable and to provide increased annuity payments during inflationary and growth periods. GWL&A seeks to assist the Contract Owner in accomplishing this objective by agreeing to make annuity payments continuously for the life of the Annuitant(s) under the Contracts even if such Annuitant(s) outlives the life expectancy used in computing his/her or their annuity. While GWL&A is obligated to make annuity payments regardless of the longevity of the Annuitant(s), the amount of variable annuity payments is not guaranteed. Fixed (guaranteed amount) annuity options are available under the Contracts at the time of annuitization. The market risk factors under the Contracts are borne by the Contract Owner. No assurance can be given that the value of the Contracts during the years before maturity, or the aggregate amount of annuity payments under the Contracts after maturity, will equal or exceed Purchase Payment(s) made under such Contracts. Nevertheless, GWL&A guarantees that, in the event of the Annuitant's death before the Contract anniversary nearest his 75th birthday and before the Annuity Commencement Date, the Death Benefit payable will not be less than the total Purchase Payment(s) made under the contract less any partial surrenders and surrender charges. (See "The Contracts - Death Benefit Prior to Annuity Commencement Date.")


What is the Fund and/or American Century?

    The Purchase Payment(s) are allocated to the Series Account. The assets of the Series Account are invested at net asset value in shares of the Fund and/or American Century. The Fund is an open-end management investment company of the series type. American Century is a diversified, open-end management investment company of the series type. The Series Account currently invests in twenty one of the Fund's investment Portfolios and one American Century investment Portfolio.

    A more complete description of the Fund and its Portfolios and the American Century Portfolio can be found in the accompanying prospectuses which should be read together with this prospectus. The Fund and American Century are required to redeem shares at GWL&A's request. GWL&A reserves the right to add, delete or substitute investment Portfolios subject to the approval, as necessary, by the Securities and Exchange Commission.


How will the Contracts be distributed?

    The Contracts will be distributed through BCE and will be sold by duly licensed insurance agents of GWL&A, registered with BCE, independent insurance brokers, and various other registered broker-dealers. (See "Distribution of the Contracts.")

Is there a short-term cancellation right?

    Yes. Within 10 days (longer in some states) after the Contract is first received, it may be canceled by the Contract Owner for any reason by delivering or mailing it along with a written request to cancel, to GWL&A's Executive Offices or to an authorized agent of GWL&A.
(See "Return Privilege.")

What are the charges?


    GWL&A deducts a "Contract Maintenance Charge" of $27 annually from the Contract Value. GWL&A also deducts from the net asset value of the Series Account an amount, computed daily, equal to an annual rate of 0.85% for mortality and 0.40% for expense risk guarantees. There are no deductions made from the Purchase Payment(s). There are also charges associated with the Total or Partial Surrender of a Contract prior to the Annuity Commencement Date. The maximum Surrender Charge is 7%. (See "Administrative Charges, Risk Charges and Premium Taxes.")

    In addition to the charges set forth above, GW Capital Management, LLC ("GW Capital"), which serves as investment adviser to the Fund, imposes a charge against the net asset value of the Fund, computed daily, for investment advisory services and certain administrative expenses. American Century Investment Management, Inc., which serves as investment adviser to American Century, also imposes a charge against the net asset value of American Century, computed monthly, for investment advisory services and certain administrative expenses. (See "Investments of the Series Account - Investment Advisers.")


What Annuity Options are available?

The Contract Owner may select any of several Annuity Options, payable on a fixed or variable basis. (See "Annuity Options.")

Can I surrender the Contract in whole or in part?


    Contract Owners may surrender their Contracts in whole or in part prior to the Annuity Commencement Date, subject to the following charges: (a) a Contingent Deferred Sales Charge may be incurred for the Total or Partial Surrender of Contract Value (see "Administrative Charges, Risk Charges and Premium Taxes") and (b) the Contract Maintenance Charge in the amount of $27 is incurred for total surrender of the Contract in any contract year. Nevertheless, for purposes of calculating the Surrender Charge that is incurred for partial or total surrenders of Contract Value, the initial Purchase Payment under a Contract determines the status of any additional Purchase Payments. These surrender rights may be limited by a retirement plan under which the Contracts are issued. (See "The Contracts-Accumulation Period - Total and Partial Surrenders," for a description of surrender procedures.) Upon a Total or Partial Surrender, a penalty tax may be imposed pursuant to Section 72 of the Internal Revenue Code of 1986, as amended (the "Code") (See "Federal Tax Status.")


Can I change the Investment Division selected for my variable annuity?

    Yes, all or a portion of the Contract Value may be transferred at any time prior to the Annuity Commencement Date by Request without charge. If a Transfer Request is made within 30 days of the Annuity Commencement Date, GWL&A may delay the Annuity Commencement Date by up to 30 days. (See "The Contracts - Transfers Among Investment Divisions.")

What voting rights will I have?

    Contract Owners will be entitled to instruct GWL&A to vote a proportional number of Fund and/or American Century shares held in the Series Account based upon the value of their Contract. (See "Voting Rights.")

PERFORMANCE RELATED INFORMATION


    From time to time, the Series Account may advertise certain performance related information concerning its Investment Divisions. Performance information about an Investment Division is based on the Investment Division's historical performance only and is not intended to indicate future performance. Below is a table of performance related information for stated periods ended December 31, 1997.




     -------------------------------------------------- ------------------- ------------------------

                    Investment Division                       Yield             Effective Yield
     -------------------------------------------------- ------------------- ------------------------

     Maxim Money Market                                       3.96%                  4.10%
     -------------------------------------------------- ------------------- ------------------------




        Yield and effective yield for the Money Market Investment Division is for the 7-day period ended December 31, 1997. Yield calculations take into account recurring charges against the Series Account and the Money Market Portfolio. All yield and effective yield information is annualized.


   Average Annual Total Return


        The following table illustrates standardized and non-standardized average annual total return for the one, fie and ten year periods (or since inception, as appropriate) ended December 31, 1997. Both the standardized and the non-standardized data reflect the deduction of all fees and charges under the Contract, including any Surrender Charge that would be imposed upon Surrender of a Contract. However, the standardized data are calculated from the inception date of the Investment Division in the Series Account and the non-standardized data are calculated for periods preceding the inception date of the Investment Division in the Series Account. Certain Investment Divisions presently have no standardized data. Such data will be provided when it becomes available.



     ================================ --------- -------------- -------- ------- ------------- ==========
                                      Portfolio  Investment    One      Five     Ten Years    Ten Years
           Investment Division        Inception   Division      Year    Years    or Life of   or Life
                                                Inception in                     Investment   of
                                                  Separate                      Division in   Underlying
                                                   Account                        Separate    Fund
                                                                                  Account     Portfolio
     ================================ --------- -------------- -------- ------- ------------- ==========
     Maxim Bond                        7/1/82     10/14/82      0.04%   3.66%      6.25%        6.60%
     ================================ --------- -------------- -------- ------- ------------- ==========
     Maxim Stock Index                 7/1/82      2/24/83     23.04%   15.81%     13.60%      14.12%
     ================================ --------- -------------- -------- ------- ------------- ==========
     Maxim U.S. Government             4/8/85      4/12/85      1.48%   4.00%      5.22%        7.30%
     Securities
     ================================ --------- -------------- -------- ------- ------------- ==========
     Maxim Small-Cap Index            12/1/93      9/1/94      11.13%    N/A       14.44%      11.38%
     ================================ --------- -------------- -------- ------- ------------- ==========
     Maxim MidCap (Growth Fund I)     12/31/93     9/1/94       3.74%    N/A       12.60%      11.32%
     ================================ --------- -------------- -------- ------- ------------- ==========
     Maxim Corporate Bond             11/1/94      11/1/94      3.53%    N/A       12.62%      12.62%
     -------------------------------- --------- -------------- -------- ------- ------------- ==========
     Maxim INVESCO Balanced           11/1/96      11/1/96     15.57%    N/A       14.53%      14.53%
     -------------------------------- --------- -------------- -------- ------- ------------- ==========
     ================================ --------- -------------- -------- ------- ------------- ==========
     Maxim Small-Cap Value (Ariel     12/1/93      11/1/94     17.45%    N/A       16.08%      12.21%
     Value)
     ================================ --------- -------------- -------- ------- ------------- ==========
     Maxim INVESCO Small-Cap Growth   11/1/94      11/1/94      9.02%    N/A       20.95%      20.95%
     ================================ --------- -------------- -------- ------- ------------- ==========
     Maxim T. Rowe Price              11/1/94      11/1/94     18.33%    N/A       21.43%      21.43%
     Equity/Income
     ================================ --------- -------------- -------- ------- ------------- ==========
     Maxim INVESCO ADR                11/1/94      11/1/94      2.94%    N/A       11.60%      11.60%
     -------------------------------- --------- -------------- -------- ------- ------------- ==========
     Maxim Value Index                12/1/93      1/15/98     23.15%    N/A        N/A        18.41%
     -------------------------------- --------- -------------- -------- ------- ------------- ==========
     Maxim Growth Index               12/1/93      1/15/98     18.72%    N/A        N/A        18.53%
     -------------------------------- --------- -------------- -------- ------- ------------- ==========
     Maxim Blue Chip                   7/1/97      1/15/98       N/A     N/A        N/A        -4.66%
     -------------------------------- --------- -------------- -------- ------- ------------- ==========
     -------------------------------- --------- -------------- -------- ------- ------------- ==========
     Maxim MidCap Growth               7/1/97      1/15/98       N/A     N/A        N/A         2.45%
     -------------------------------- --------- -------------- -------- ------- ------------- ==========
     -------------------------------- --------- -------------- -------- ------- ------------- ==========
     Maxim Aggressive Profile          9/8/97      1/15/98       N/A     N/A        N/A        -4.28%
     -------------------------------- --------- -------------- -------- ------- ------------- ==========
     -------------------------------- --------- -------------- -------- ------- ------------- ==========
     Maxim Moderately Aggressive       9/8/97      1/15/98       N/A     N/A        N/A        -3.96%
     Profile
     -------------------------------- --------- -------------- -------- ------- ------------- ==========
     -------------------------------- --------- -------------- -------- ------- ------------- ==========
     Maxim Moderate Profile            9/8/97      1/15/98       N/A     N/A        N/A        -4.93%
     -------------------------------- --------- -------------- -------- ------- ------------- ==========
     -------------------------------- --------- -------------- -------- ------- ------------- ==========
     Maxim Moderately Conservative     9/8/97      1/15/98       N/A     N/A        N/A        -5.23%
     Profile
     -------------------------------- --------- -------------- -------- ------- ------------- ==========
     -------------------------------- --------- -------------- -------- ------- ------------- ==========
     Maxim Conservative Profile        9/8/97      1/15/98       N/A     N/A        N/A        -4.24%
     -------------------------------- --------- -------------- -------- ------- ------------- ==========
     ================================ ========= ============== ======== ======= ============= ==========
     American Century VP Capital      11/20/87     12/1/91     -9.55%   3.02%      3.66%        7.36%
     Appreciation
     ================================ ========= ============== ======== ======= ============= ==========



    The Series Account may include total return advertisements or other sales material regarding the various Investment Divisions available through the Series Account. When the Series Account advertises total return, it will be calculated for one year, five years and ten years or some other relevant period if the Portfolio has not been in existence for at least ten years. Total return is measured by comparing the value of an investment at the beginning of the relevant period to the value of the same investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions.) In calculating total return, it is assumed that the entire value of the Investment Division will be distributed on the last day of the period and any Surrender Charge will be deducted.


    For the Maxim Money Market Investment Division, "yield" refers to the income generated by an investment in the Maxim Money Market Investment Division over a stated seven-day period. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" of the Maxim Money Market Investment Division is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The yield and effective yield calculations for the Maxim Money Market Investment Division include all recurring charges under the Contracts (but do not include any Surrender Charges), and are lower than charges. For more complete information regarding the method used to calculate yields, effective yields, and total return of the respective Investment Divisions, see the Statement of Additional Information.


GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

    GWL&A is a stock life insurance company originally organized under the laws of the state of Kansas as the National Interment Association. Its name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation prior to changing to its current name in February of 1982. In September of 1990, GWL&A redomesticated and is now organized under the laws of the state of Colorado.

    GWL&A is authorized to engage in the sale of life insurance, accident and health insurance and annuities. It is qualified to do business in Puerto Rico, the District of Columbia and 49 states in the United States.

     GWL&A is a wholly-owned subsidiary of The Great-West Life Assurance Company. The Great-West Life Assurance Company is a subsidiary of Great-West Lifeco Inc., a holding company. Great-West Lifeco Inc. is in turn a subsidiary of Power Financial Corporation, a financial services company. Power Corporation of Canada, a holding and management company, has voting control of Power Financial Corporation. Mr. Paul Desmarais, through a group of private holding companies, which he controls, has voting control of Power Corporation of Canada.

     GWL&A has primary responsibility for administration of the Contracts and the Series Account. Its Executive Offices are located at 8515 E. Orchard Road, Englewood, Colorado 80111.

MAXIM SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

    The Series Account was originally established by GWL&A under Kansas law on June 24, 1981. The Series Account now exists pursuant to Colorado law as a result of the redomestication of GWL&A. The Series Account has been registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the 1940 Act. Such registration does not involve supervision of the management of the Series Account or GWL&A by the Securities and Exchange Commission


    The Series Account currently has twenty two Investment Divisions available to Contract Owners. If, in the future, GWL&A determines that marketing needs and investment conditions warrant, it may establish additional Investment Divisions which will be made available to existing Contract Owners to the extent and on a basis to be determined by GWL&A. Each Investment Division will invest solely in shares of the Fund or American Century. Each Investment Division may be subdivided into five Sub-Accounts, as applicable to the relevant contract. One sub-account is for allocations under this individual flexible premium Contract issued in connection with IRAs and non-qualified plans. The four remaining sub-accounts are for allocations under other variable annuity contracts previously offered by GWL&A in connection with qualified plans and non-qualified plans. All Investment Divisions may not be available under every contract.


    GWL&A does not guarantee the investment performance of the Series Account. The value of a Contract and the amount of variable annuity payments depends on the investment performance of the Fund and/or American Century. Thus, the Contract Owner bears the full investment risk for all amounts allocated to the Series Account.

    The Series Account is administered and accounted for as part of the general business of GWL&A; but the income, capital gains, or capital losses of each Sub-Account of each Investment Division are credited to or charged against the assets held in that Sub-Account in accordance with the terms of each Contract, without regard to other income, capital gains or capital losses of any other Sub-Account or arising out of any other business GWL&A may conduct. Under Colorado law, the assets of the Series Account are not chargeable with liabilities arising out of any other business GWL&A may conduct. Nevertheless, all obligations arising under the contracts are general corporate obligations of GWL&A. GWL&A has primary responsibility with respect to the administration of the affairs of the Series Account.

THE CONTRACTS

Purchase Payment(s)

    Persons wishing to purchase a Contract must complete an application form to be forwarded to GWL&A for acceptance. The minimum initial Purchase Payment for a Contract is $5,000 for a non-qualified Contract and $2,000 for an IRA Contract.

    Prior  to the  Annuity  Commencement  Date,  the  Contract  Owner  may  make additional Purchase Payments either directly or through an Automatic Contribution Plan. The minimum amount of an additional Purchase Payment is $500 except if made by an Automatic Contribution Plan in which case the minimum additional Purchase Payment amount is $50. Nevertheless, for purposes of calculating the Surrender Charge (see "Administrative Charges, Risk Charges and Premium Taxes) that is incurred for partial or total surrenders of Contract Value, the initial Purchase Payment under a Contract determines the status of any additional Purchase Payments.

Purchase of Contracts


    No sales load is deducted from the Contract Purchase Payment(s); however, upon Total or Partial Surrender of the Contract Value, GWL&A may deduct certain charges as reimbursement for sales and administrative expenses. (See "Administrative Charges, Risk Charges and Premium Taxes.")


    The initial Purchase Payment will be applied after receipt by GWL&A within two business days, if the application form is complete. If an incomplete application form is completed within five business days of GWL&A's receipt, the initial Purchase Payment will be applied within two business days of the application's completion. If an incomplete application cannot be completed within five business days after receipt by GWL&A the initial purchase payment will be returned at once unless the prospective purchaser specifically consents to GWL&A retaining the Purchase Payment until the application is completed. Subsequent Purchase Payments will be applied upon receipt by GWL&A on the day received.

Amendment of Contracts

    GWL&A reserves the right to amend the contracts to meet the requirements of the Investment Company Act of 1940 or other applicable federal or state laws or regulations.
GWL&A will notify the Contract Owners of any such changes.

Ownership

    The Contract Owner has all rights under the Contract. Under law, the assets of the Series Account are held for the exclusive benefit of Contract Owners and their designated Beneficiaries and are not chargeable with liabilities arising out of any other business that GWL&A may conduct.

    Contracts issued to non-qualified plans may be assigned to another person, but such assignment or transfer shall not be effective until written notification is received and recorded by GWL&A. Contracts issued for IRAs may not be assigned. GWL&A assumes no responsibility for the validity or effect of any assignment. Contract Owners should consult their tax advisors regarding the consequences of an assignment.

Transfers Among Investment Divisions

    Where permitted by state law and the applicable retirement plan, Investment Division transfers are permitted while the Annuitant is living, as described below. No charge is made by GWL&A for effecting any transfer.

    Contract Owners who contemplate making a transfer should carefully consider their annuity objectives and those of their current and proposed Investment Division(s) before electing a transfer. Frequent transfers may be inconsistent with the long-term objective of the Contract. Prior to the Annuity Commencement Date, a Contract Owner may transfer all or a portion of the Contract Value allocated to an Investment Division of the Series Account to other Investment Division(s) subject to the limitations described below. A Transfer will result in the purchase of Accumulation Units in one Investment Division, and a surrender of Accumulation Units in the other Investment Division(s). Such Transfer will be accomplished at relative Accumulation Unit values next computed immediately following GWL&A's receipt of a Contract Owner's Request unless a later date is designated. Transfer Requests received after 4:00 p.m., EST/EDT, shall be deemed to have been received on the next following valuation date. Transfers among Investment Divisions generally may be made without incurring any Federal income taxes. If a Transfer request is received by GWL&A within 30 days of the Annuity Commencement Date, GWL&A may delay the Annuity Commencement Date by not more than 30 days.

    For Requests made by telephone, GWL&A will use reasonable procedures such as requiring certain identifying information from the caller, tape recording the telephone instructions, and providing written confirmation of the transactions, in order to confirm that instructions communicated are genuine. Any telephone instructions reasonably believed by GWL&A to be genuine will be the responsibility of the Contract Owner, including losses arising from any errors in the communication of instructions. As a result, the Contract Owner will bear the risk of loss. If GWL&A does not employ reasonable procedures to confirm that instructions communicated are genuine, GWL&A may be liable for any losses due to unauthorized or fraudulent instructions.


    Once annuity payments have begun, no Transfers may be made from a fixed annuity payment option to a variable payment option, or vice versa; however, for variable annuity payment options, Transfers may be made among Investment Divisions. Transfers after the Annuity Commencement Date will be made by converting the number of Annuity Units being Transferred to the number of Annuity Units of the Investment Division to which the Transfer is made. The result will be that the next annuity payment, if it were made at that time, would be the same amount that it would have been without the Transfer. Thereafter, annuity payments will reflect changes in the value of the new Annuity Units.


Custom Transfer:  Dollar Cost Averaging (Automatic Transfers)

    A Contract Owner may, by Request, automatically Transfer amounts from one Investment Division selected from among those being allowed under this option to any of the other Investment Divisions at regular intervals. The intervals between Transfers may be monthly, quarterly, semi-annually or annually. The Transfer will be initiated one frequency period following the date of the Request, and thereafter Transfers will continue on the same day each interval unless terminated by you, or for other reasons as set forth in the Contract. Transfers can only occur on dates the New York Stock Exchange ("NYSE") is open. If there are insufficient funds in the applicable Investment Division on the date of Transfer, no Transfer will be made; however, Custom Transfer: Dollar Cost Averaging will resume once there are sufficient funds in the applicable Investment Division.

    Automatic Transfers must meet the following conditions:

    1. The minimum amount that can be Transferred out of the selected Investment Division is $100 per month.

    2. The Contract Owner must specify the percentage or dollar amount to be Transferred, the Accumulation Unit Values will be determined on each Transfer date.

    Custom Transfer: Dollar Cost Averaging may be used to purchase Accumulation Units of the Investment Divisions over a period of time so fewer Accumulation Units are purchased when prices are greater and more Accumulation Units when prices are lower. Participation in Custom Transfer: Dollar Cost Averaging does not, however, assure a greater profit, nor will it prevent or necessarily alleviate losses in a declining market. The Contract Owner, by Request, may cease Custom Transfer: Dollar Cost Averaging at any time. The Company reserves the right to modify, suspend or terminate Custom Transfer: Dollar Cost Averaging at any time.

Custom Transfer:   Rebalancer Option

    The Contract Owner may, by Request, automatically Transfer among the Investment Divisions on a periodic basis by electing the Custom Transfer:
Rebalancer Option. This option automatically reallocates the Variable Account Value to maintain a particular allocation among Investment Divisions selected by the Contract Owner. The amounts allocated in each Investment Division will increase or decrease at different rates depending on the investment experience of the Investment Division.

    The Contract Owner may Request that the rebalancing occur one time only, in which case the Transfer will take place after it has been received and processed by the Company as provided in the Contract. Rebalancing may also be set up on a quarterly, semi-annual or annual basis, in which case the first Transfer will be initiated one frequency period following the date of the Request. On the Transfer date for the specified Request, assets will be automatically reallocated to the selected Investment Divisions. Rebalancing will continue on the same day each interval unless terminated by you, or for other reasons as set forth in the Contract. Transfers can only occur on dates the NYSE is open. In order to participate in the Custom Transfer: Rebalancer Option, the Contract Owner's entire Variable Account Value must be included.

    The Contract Owner must specify the percentage of Variable Account Value to be allocated to each Investment Division and the frequency of rebalancing. The Contract Owner, by Request, may modify the allocations or cease the Custom
Transfer:  Rebalancer Option at any time.  Participation in the Custom Transfer:
Rebalancer Option and Custom Transfer: Dollar Cost Averaging at the same time is not allowed. Participation in the Custom Transfer: Rebalancer Option does not assure a greater profit, nor will it prevent or necessarily alleviate losses in a declining market. The Company reserves the right to modify, suspend, or terminate the Custom Transfer: Rebalancer Option at any time.

ACCUMULATION PERIOD

Allocation of Purchase Payment(s)

    Purchase Payment(s) are allocated according to instructions of the Contract Owner to one of two Sub-Accounts of each existing Investment Division, one for allocations under a Contract issued in connection with an IRA and the other for a Contract issued in connection with a non-qualified plan. Upon allocation to the appropriate Sub-Account, the Purchase Payment is converted into Accumulation Units. The number of Accumulation Units credited with respect to the initial Purchase Payment under a Contract is determined by dividing the amount allocated to each Sub-Account by the value of an Accumulation Unit for that Sub-Account. The number of Accumulation Units with respect to any additional Purchase Payments under a Contract is determined by dividing the amount allocated to the appropriate Sub-Account by the value of an Accumulation Unit for that Sub-Account on the valuation date the Purchase Payment is accepted. Purchase Payments received after 4:00 p.m., EST/EDT, shall be deemed to have been received on the next following valuation date. The number of Accumulation Units so determined shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit will vary in amount depending upon the investment experience of the Fund and/or American Century.

Valuation of Contracts

    The value of a Contract Owner's Contract at any time prior to the Annuity Commencement Date equals the sum of the values of the Accumulation Units credited under the Contract.

Valuation of Accumulation Units

    A "Valuation Date" is the date on which the net asset values of the shares of the Fund and/or American Century are determined. Purchasers should refer to the Fund and/or American Century prospectuses for information concerning pricing. The Fund and American Century currently compute the net asset value per share of each Portfolio as of 4:00 p.m., EST/EDT daily, Monday through Friday, except on (i) days on which changes in the value of the Fund's and/or American Century's portfolio securities will not materially affect the current net asset value of the shares of the Portfolio of the Fund and/or American Century; (ii) days during which no shares of a Portfolio of the Fund or American Century were tendered for redemption and no order to purchase or sell such shares is received by the Fund or American Century; or (iii) holidays on which the New York Stock Exchange is closed. On the day after Thanksgiving, however, transactions submitted other than by automated voice response unit or by computer link will not be processed. A "Valuation Period" is the period between the ending of two successive Valuation Dates.

    Accumulation Units for each Sub-Account are valued separately, but the method used for valuing Accumulation Units in each Sub-Account is the same. Initially, the value of each Accumulation Unit was set at $10.00. Thereafter, the value of an Accumulation Unit in any Sub-Account on any Valuation Date equals the value of an Accumulation Unit in that Sub-Account as of the immediately preceding Valuation Date multiplied by the "Net Investment Factor" of that Sub-Account for the current Valuation Period. Accumulation Unit Values are valued once each day in which the Fund and/or American Century shares are valued.

    The Net Investment Factor for each Sub-Account for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

    (a) is the net result of:

        (1) the net asset value per share of the Fund and/or American Century shares held in the Sub-Account determined as of the end of the current Valuation Period, plus


        (2) the per share amount of any dividend (or, if applicable, capital gain) distributions made by the Fund and/or American Century, on shares held in the Sub-Account if the "ex-dividend" date occurs during the current Valuation Period; minus or plus


        (3) a per unit charge or credit for any taxes incurred by, or provided for, in the Sub-Account, which is determined by GWL&A to have resulted from the maintenance of the Sub-Account; and

    (b) is the net result of:


        (1) the net asset value per share of the Fund and/or American Century shares held in the Sub-Account determined as of the end of the immediately preceding Valuation Period; minus or plus


        (2) the per unit charge or credit for any taxes provided for the immediately preceding Valuation Period; and

    (c) is a factor representing the charges deducted from the Series Account on a daily basis for mortality and expense risks. Such factor is equal on an annual basis to 1.25% of the daily net asset value of the Series Account.

    The Net Investment Factor may be greater or less than one and, therefore, the value of an Accumulation Unit in any Sub-Account may increase or decrease from Valuation Period to Valuation Period.

    The net asset value per share referred to in paragraphs (a)(1) and (b)(1), above, reflect the investment performance of the Fund and/or American Century as well as the payment of Fund expenses. (See "Investments of the Series Account.")

Death Benefit Prior to Annuity Commencement Date


    In the event of the death of an Annuitant prior to the Annuity Commencement Date and before age 75, a Death Benefit will be paid to the Beneficiary in an amount which is the greater of either (1) the Contract Value as of the date notice of death is received, less Premium Tax, if any; or (2) the total Purchase Payment(s) made under the Contract less the amount of any partial surrenders of Contract Value, any Surrender Charges for such partial surrenders (See "Administrative Charges, Risk Charges and Premium Taxes - Surrender Charge") and any periodic payments, less Premium Tax, if any. If the Annuitant dies before the Annuity Commencement Date, and after age 75, a Death Benefit will be paid to the Beneficiary in the amount of the Contract Value as of the date of death, less Premium Tax, if any.


    If the Contract Owner has not elected an annuity option, the Beneficiary may make an election during a 60 day period commencing with the date of death of the Annuitant. The Annuity Commencement Date shall be the date specified in the election, but no later than 60 days after receipt of notification of death by GWL&A. Contract Value for purposes of exercising the annuity option will be the same as reflected in the preceding paragraph. If no election is made, a variable life annuity with a guaranteed period of 20 years will be provided.

    The Contract Owner may designate or change a Beneficiary during the life of the Annuitant by filing a Request in a form acceptable to GWL&A. Each change of Beneficiary revokes any previous designation. GWL&A reserves the right to require presentation of the Contract for endorsement of a change of Beneficiary.

    Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary: (1) if any Beneficiary dies before the Annuitant, that Beneficiary's interest will pass to any other surviving Beneficiaries to be shared equally; or (2) if no other Beneficiary survives the Annuitant, the Beneficiary's interest will pass to the Contract Owner. There are no restrictions on a Beneficiary's use of the proceeds unless previously so limited by the Contract Owner.

Total and Partial Surrenders


    The Contract provides that a Contract Owner may, upon Request, surrender the Contract, in whole or in part, prior to the Annuity Commencement Date (unless prohibited by any applicable retirement plan) and subject to the limitations described below. After any partial surrender, the Contract Value must be at least $2,000. The Contract Value available upon surrender is the current value of the contract at the end of the Valuation Period during which the Request for Total or Partial Surrender is received by GWL&A. Requests for Total or Partial Surrender received after 4:00 p.m., EST/EDT, shall be deemed to have been received on the next following Valuation Date. If a partial surrender is made within 30 days prior to the Annuity Commencement Date, GWL&A may delay the Annuity Commencement Date by 30 days. The amount of any partial surrender requested, plus any Surrender Charges, will be deducted from the Contract Value. The contract Owner must elect the Sub-Account(s) from which a partial surrender is to be made. If no election is made, the Request for partial surrender will be denied. The proceeds will be paid in one sum within seven days after GWL&A receives the Request at its Executive Offices at 8515 East Orchard Road, Englewood, Colorado 80111. The payment may be postponed as permitted by the Investment Company Act of 1940.

     There are certain charges associated with the Total or Partial Surrender of a Contract prior to the Annuity Commencement Date. (See "Administrative Charges, Risk Charges and Premium Taxes.")


    The tax consequences of total and partial surrenders are discussed under the section entitled "Federal Tax Status".

INVESTMENTS OF THE SERIES ACCOUNT

    Purchase Payments made under a Contract are allocated by GWL&A in accordance with the direction of the Contract Owner to the appropriate Sub-Account of the designated Investment Division of the Series Account, depending upon whether the Contract is issued in connection with an IRA or a non-qualified plan. Each Investment Division invests in shares of the Fund or American Century at net asset value.

Investment Advisers

    The investment adviser (the "Investment Adviser") for the Fund is GW Capital, which is registered with the Securities and Exchange Commission as an investment adviser. The Investment Adviser provides portfolio management and investment advice to the Fund and administers its other affairs subject to the supervision of the Fund's Board of Directors.


    The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Investment Adviser connected with investment and economic research, trading and investment management of the Fund. The Investment Advisory Agreement also obligates the Investment Adviser to pay all other expenses incurred in the Fund's operation and all of its general administrative expenses, except extraordinary expenses. As compensation for its services to the Fund, the Investment Adviser receives monthly compensation at the annual rate of 0.25% of the average daily net assets of the Maxim Aggressive Profile Portfolio, the Maxim Moderately Aggressive Profile Portfolio, the Maxim Moderate Profile Portfolio, the Maxim Moderately Conservative Profile Portfolio and the Maxim Conservative Profile Portfolio, 0.46% of the average daily net assets of the Maxim Money Market Portfolio of the Fund; 0.60% of the average daily net assets of each of the following: the Maxim Bond Portfolio; the Maxim U.S. Government Securities Portfolio; the Maxim Stock Index Portfolio; the Maxim Small-Cap Index Portfolio, the Maxim Value Index Portfolio, and the Maxim Growth Index Portfolio. The Investment Adviser also receives monthly compensation at the annual rate 0.90% of the average daily net assets of the Maxim Corporate Bond Portfolio.

    With respect to the remaining Portfolios, the Investment Adviser receives monthly compensation at the annual rate of 0.80% of the average daily net assets of the Maxim T. Rowe Price Equity/Income Portfolio; 0.95% of the average daily net assets of each of the Maxim INVESCO Small-Cap Growth and Maxim MidCap (Growth Fund I) Portfolios; and, 1.00% of the average daily net assets of the Maxim INVESCO ADR Portfolio, the Maxim INVESCO Balanced Portfolio and the Maxim Small-Cap Value (Ariel Value) Portfolio, the Maxim Blue Chip Portfolio and the Maxim MidCap Growth Portfolio, respectively, as compensation for its services in connection with these Portfolios. The Investment Adviser is responsible for all expenses incurred in performing investment advisory services. The Fund pays other expenses incurred in its operation with respect to these Portfolios, including general administrative and extraordinary expenses. The Investment Adviser has agreed to pay any expenses of the Fund which exceed an annual rate of 0.95% of the average daily net assets of the Maxim T. Rowe Price
Equity/Income Portfolio; 1.05% of the average daily net assets of the Maxim MidCap Growth Portfolio; 1.10% of the average daily net assets of the Maxim INVESCO Small-Cap Growth and Maxim MidCap (Growth Fund I) Portfolios, respectively; 1.15% of the average daily net assets of the Maxim Blue Chip Portfolio; 1.35% of the average daily net assets of the Maxim Small-Cap Value (Ariel Value) Portfolio and 1.30% of the average daily net assets of the Maxim INVESCO ADR Portfolio.


     American Century Investment Management, Inc. is the investment adviser for American Century. American Century Investment Management, Inc. has been the investment adviser of American CenturySM Investments, a group of registered investment companies, since 1958. Additionally, it acts as the investment adviser for employee benefit plans and endowment funds.

    American Century Investment Management, Inc. supervises and manages the investment Portfolios of American Century and directs the purchase and sale of its investment securities, subject only to any directions of American Century's Board of Directors. American Century Investment Management, Inc. pays all the expenses of American Century except brokerage, taxes, interest, fees and expenses of non-interested directors (including counsel fees) and extraordinary expenses. American Century Services Corporation, American Century Tower, 4500 Mail Street, Kansas City, Missouri 64111, is transfer agent of American CenturySM Investments. It provides facilities, equipment and personnel to American CenturySM Investments, and is paid for such services by American Century Investment Management, Inc. Certain administrative services that would otherwise be performed by American Century Services Corporation, may be performed by the insurance company that purchases American Century shares, and American Century Investment Management, Inc. may pay it for such services.

    For the foregoing services, American Century Investment Management, Inc. is paid a fee of 1.00% of the average net assets of each series of American Century during the year. The fee is paid and computed each month by multiplying 1.00% of the average daily closing net asset values of the shares of each series of American Century during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years). Many investment companies pay smaller investment management fees, however, most companies also pay in addition certain of their own expenses, while American Century expenses specified above are paid by American Century Investment Management, Inc.

     American Century Investment Management, Inc. and American Century Services Corporation are both wholly owned by American Century Companies, Inc. James E. Stowers, Jr., President of American CenturySM Investments, controls American Century Companies, Inc. by virtue of his ownership of a majority of its common stock.

Sub-Advisers


    T. Rowe Price Associates, Inc. ("T. Rowe Price") serves as the sub-adviser to the Maxim T. Rowe Price Equity/Income Portfolio and the Maxim MidCap Growth Portfolio. T. Rowe Price is a Maryland corporation, registered as an investment adviser with the Securities and Exchange Commission. Its principal business address is 100 East Pratt Street, Baltimore, Maryland 21202. For its services with respect to the Maxim T. Rowe Price Equity/Income Portfolio, T. Rowe Price receives monthly compensation from the Investment Adviser at the annual rate of 0.50% on the first $20 million of the average daily net assets, 0.40% on the next $30 million of average daily net assets and 0.40% on all assets once total average daily net assets exceed $50 million. With respect to the Maxim MidCap Growth Portfolio, T. Rowe Price receives monthly compensation from the Investment Adviser at the annual rate of 0.50% of all assets based on the average daily net assets.


    INVESCO Trust Company ("ITC") serves as the sub-adviser of the Maxim INVESCO Small-Cap Growth Portfolio and the Maxim INVESCO Balanced Portfolio. ITC is a Colorado Trust Company and an indirect wholly-owned subsidiary of INVESCO PLC. ITC and a registered investment trust company. Its principal business address is 7800 E. Union Avenue, Denver, Colorado 80237. With respect to the Maxim INVESCO Small-Cap Growth Portfolio ITC receives monthly compensation from the Investment Adviser at the rate of 0.55% on the first $25 million of average daily net assets, 0.50% on the next $50 million of average daily net assets, 0.40% on the next $25 million of average daily net assets, and 0.35% on all amounts over $100 million of average daily net assets. ITC also receives monthly compensation from the Investment Adviser at an annual rate of 0.50% of the average net daily net assets of the Maxim INVESCO Balanced Portfolio up to $25 million, 0.45% on the next $50 million, 0.40% on the next $25 million, and 0.35% of such value in excess of $100 million.

    INVESCO Capital Management, Inc. ("ICMI") serves as the sub-adviser to the Maxim INVESCO ADR Portfolio. ICMI is a Delaware corporation and an indirect wholly-owned subsidiary of INVESCO PLC. ICMI is registered as an investment adviser with the Securities and Exchange Commission. Its principal business address is 1315 Peachtree Street, Atlanta, Georgia 30309. ICMI receives monthly compensation from the Investment Adviser at the annual rate of 0.55% on the first $50 million of average daily net assets, 0.50% on the next $50 million of average daily net assets, and 0.40% on assets over $100 million of average daily net assets.


    Loomis, Sayles & Company, LP ("Loomis Sayles") serves as the sub-adviser to the Maxim Corporate Bond Portfolio. Loomis Sayles is a Delaware limited partnership and is an indirect, majority-owned subsidiary company of
Metropolitan Life Insurance Company. Loomis Sayles is registered as an investment adviser with the Securities and Exchange Commission. Its principal business address is One Financial Center, Boston, Massachusetts 02111. Loomis Sayles receives monthly compensation from the Investment Adviser at the annual rate of 0.30% of the average daily net assets of the Maxim Corporate Bond Portfolio.


    Ariel Capital Management, Inc. ("Ariel") serves as the sub-adviser to the Maxim Small-Cap Value (Ariel Value) Portfolio. Ariel is a privately held minority-owned money manager registered with the Securities and Exchange Commission as an investment adviser. Its principal business address is 307 North Michigan Avenue, Chicago, Illinois 60601. Ariel receives monthly compensation from the Investment Adviser at the annual rate of 0.40% on assets up to $5 million of average daily net assets, 0.35% on the next $10 million of average daily net assets, 0.30% on the next $10 million of average daily net assets, and 0.25% on assets over $25 million of average daily net assets.

    Janus Capital Corporation ("Janus") serves as the sub-adviser to the Maxim MidCap (Growth Fund I) Portfolio. As such, Janus is responsible for managing the investment and reinvestment of assets of the Maxim MidCap (Growth Fund I) Portfolio, subject to review and supervision of the Investment Adviser and the Board of Directors. Janus bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Maxim MidCap (Growth Fund I) Portfolio. Janus is a Colorado corporation, registered as an investment adviser with the Securities and Exchange Commission. Its principal address is 100 Fillmore Street, Suite 300, Denver, Colorado 80206. The Investment Adviser is responsible for compensating Janus, which receives monthly compensation from the Investment Adviser at the annual rate of 0.60% on the first $100 million and 0.55% on all amounts over $100 million of the Maxim MidCap (Growth Fund I)
Portfolio assets.


Founders Asset Management, LLC ("Founders") serves as the sub-adviser of the Maxim Blue Chip Portfolio. Founders is a Delaware limited liability corporation registered as an investment adviser with the Securities and Exchange Commission. Its Principle business address is 2930 East Third Avenue, Denver, CO 80206. Founders receives monthly compensation from the Investment Adviser at the annual rate based on the average daily net assets of: 0.425% on the first $250 million, 0.350% on the next $250 million, 0.325% on the next $250 million and 0.300% on amounts over $750 million.


Participating Mutual Funds

    The investment objectives and policies of the Fund and American Century are summarized on page 2 of this prospectus. Information about the Fund and American Century, their investment objectives, restrictions, policies, expenses and other information of interest to Contract Owners may be found in the accompanying Fund and American Century prospectuses, which should be read together with this prospectus before investing. The investment objectives and policies of the Fund and American Century are fundamental and cannot be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund or American Century. The portfolio investments of the Fund and American Century are subject to risks of changing market and economic conditions and the ability of the Fund's and American Century's management to anticipate such changes. THERE IS NO ASSURANCE THAT THE PORTFOLIOS OF THE FUND OR AMERICAN CENTURY WILL ACHIEVE THEIR STATED OBJECTIVES.

Reinvestment and Redemption

    All dividend distributions of the Fund and American Century will be automatically reinvested in shares of the Fund and American Century at their net asset value on the date of distribution; all capital gains distributions of the Fund and American Century, if any, will likewise be reinvested at the net asset value on the record date. GWL&A will redeem Fund and American Century shares at their net asset value to the extent necessary to make annuity or other payments under the Contracts.

Substitution of Investments

    GWL&A reserves the right, subject to compliance with the law as currently applicable or subsequently changed, to make additions to, deletions from or substitutions for the investments held by the Series Account. In the future, GWL&A may establish additional Investment Divisions within the Series Account. These Investment Divisions will be established if and when, in the sole discretion of GWL&A, marketing needs and investment conditions warrant, and will be made available to existing Contract Owners to the extent and on the basis to be determined by GWL&A.


    If the shares of the Fund or American Century should no longer be available for investment, or if GWL&A, in its discretion, determines to discontinue a Portfolio, then GWL&A may substitute shares of another mutual fund for shares already purchased, or to be purchased in the future under the Contract. No substitution of securities held by the Series Account may take place without prior approval of the Securities and Exchange Commission, and 60 days prior written notice to the Contract Owner.


Mixed and Shared Funding

    The Series Account invests in shares of the Fund and American Century, both of which are open-end management investment companies, which are registered with the Securities and Exchange Commission. Such registration does not involve supervision of the management of the Fund or American Century by the Securities and Exchange Commission. Shares of the Fund are also sold to the other separate accounts established by GWL&A to receive and invest premiums paid under variable annuity contracts and variable life policies issued by GWL&A. The Fund is also sold to other insurance companies to fund the benefits of variable annuity or variable life insurance contracts. Shares of American Century are also sold to other separate accounts established by GWL&A and to other insurance companies to fund the benefits of variable annuity or variable life insurance contracts. In the future, shares of the Fund or American Century may be sold to other separate accounts of GWL&A or its affiliates. It is conceivable that, in the future, it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Fund and/or American Century simultaneously. Although neither GWL&A nor the Fund nor American Century currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, the Boards of Directors of both the Fund and American Century intend to monitor events in order to identify any material conflicts between such policy owners and contract owners and to determine what action, if any, should be taken in response thereto. Such action could include the sale of Fund shares by one or more of GWL&A's separate accounts or other insurance companies, or the sale of American Century shares by GWL&A or other insurance companies, which could have adverse consequences. Material conflicts between policy owners and contract owners could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, (3) changes in the investment management of any Portfolio of the Fund or American Century, or (4) differences in voting instructions between those given by policy owners and those given by contract owners.

ADMINISTRATIVE CHARGES, RISK CHARGES AND PREMIUM TAXES

Contract Maintenance Charge

    Prior to the Annuity Commencement Date, GWL&A will deduct a Contract Maintenance Charge in the amount of $27 annually from the Contract Value to compensate GWL&A for the administrative services provided to Contract Owners. This charge will be prorated among the Investment Divisions in which the Contract is invested based upon the portion of the Contract Value allocated to the Investment Division.

Surrender Charge


    In the circumstances described below, a Surrender Charge will be deducted on any Total or Partial Surrender. However, a Surrender Charge Free Amount may be applied in some circumstances. The Surrender Charge Free Amount is an amount against which the Surrender Charge will not be assessed. The Surrender Charge Free Amount shall not exceed 10% of the Contract Value at December 31 of the calendar year prior to the year in which the amount is being surrendered. Only one Surrender Charge Free Amount is available in each calendar year. The Surrender Charge Free Amount will be applied on the first surrender made in that year.

    On any Total or Partial Surrender, a Surrender Charge will be deducted on the amount in excess of the Surrender Charge Free Amount except when the Contract Owner elects: (a) a payment option with an annuity payment period of at least thirty-six (36) months; or (b) a periodic payment option (unless there is a partial surrender, see "Periodic Payment Option"); or (c) a surrender due to a medical condition requiring the Contract Owner's confinement to an eligible nursing home for 90 consecutive days. The Surrender Charge will be equal to a percentage of the amount distributed based on the table shown below:


Year Completed      Percentage of Distribution

      1                          7%
      2                          6%
      3                          5%
      4                          4%
      5                          3%
      6                          2%
      7+                         0%

Deductions for Assumption of Mortality and Expense Risks

    GWL&A deducts, from the daily net asset value of the Series Account attributable to the Contracts, an amount, computed daily, which is equal to an annual rate of 1.25%, 0.85% is allocable to mortality risk and 0.40% is allocable to expense risk. This charge is designed to compensate GWL&A for its assumption of certain mortality, death benefit and expense risks described below. The level of this charge is guaranteed and will not change.

    GWL&A's assumption of mortality risks guarantees that the variable annuity payments made to the Beneficiary or other payee will not be affected by the mortality experience (life span) of persons receiving such payments, or of the general population. GWL&A assumes this "mortality risk" by virtue of annuity rates incorporated in the Contract which cannot be changed. In addition, if the Annuitant should die prior to the Contract anniversary nearest his 75th birthday, GWL&A is at risk to the extent that the amount of Purchase Payment(s) made exceed the Contract Value less any partial surrenders and Surrender Charges as of the date notice of death is received.


    GWL&A also assumes the risk that the charges for administrative expenses, which cannot be increased by GWL&A, will be insufficient to cover actual administrative costs. The administrative services which GWL&A provides to Contract Owners include processing of application for and issuance of the Contracts, processing of transfers among Investment Divisions as requested, purchase and redemption of Fund and/or American Century shares as required, maintenance of records, administration of annuity payments, accounting and valuation services, and regulatory and reporting services.


    If the 1.25% charge proves insufficient to cover administrative costs in excess of the Contract Maintenance Charge made for administrative expenses, plus any losses from the mortality risk, the loss will be borne by GWL&A; conversely, if the amount deducted proves more than sufficient, the excess will be a profit to GWL&A.

Deductions for Premium Taxes

    Any premium tax or other tax (herein collectively referred to as premium taxes) levied by any government entity as a result of the existence of the Contracts or the Series Account is currently paid when due by GWL&A in accordance with applicable law. Because GWL&A is a Colorado corporation a tax of up to 3.50% could apply if a tax is levied.

    The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by the respective state legislatures, by administrative interpretations or by judicial acts. Such premium taxes will depend, among other things, on the state of residence of the Contract Owner and the insurance laws, tax laws and status of GWL&A in these states when the premium taxes are incurred.

PERIODIC PAYMENT OPTION


    The periodic payment option is a distribution option that is not considered an Annuity option. Since the periodic payment option is not an Annuity option, the Contract remains in the Accumulation Period and retains all rights and flexibility described in this prospectus except that no Purchase Payments may be made while the Contract Owner is receiving periodic payments. The Surrender Charge does not apply to periodic payments, but if a partial surrender from the periodic payment option is made, a Surrender Charge will be deducted and the Surrender Charge Free Amount will not apply. If periodic payments cease, the Contract Owner may resume making Purchase Payments at which time the Surrender Charge Free Amount again becomes effective.

    For distributions from a periodic payment option, all or a portion of such distributions will be includible in the Contract Owner's gross income in the year in which the distribution is taken. In addition, an early withdrawal penalty may apply if such distribution is taken prior to age 59 1/2.

    To elect the periodic payment option, the Contract Owner must Request that all or part of the Contract Value be applied to the periodic payment option. The Contract Owner must specify: (1) the payment frequency (either 12, 6, 3 or 1 month intervals); (2) the payment amount (a minimum of $50 is required); (3) the calendar day of the month on which payments will be made; (4) one payment option; and, (5) the allocation of payments among Investment Divisions. Once an Investment Division has been depleted, GWL&A will automatically prorate the remaining payments among all Investment Divisions unless the Contract Owner Requests the selection of another Investment Division.


    Payments will cease the earlier of: (1) the date the amount elected to be paid under the option selected has been reduced to zero; (2) the Contract Owner Requests the payments to stop; (3) the death of the Annuitant or Contract Owner; or, (4) the Contract Value is zero.

    The Contract Owner must elect one of the following 3 payment options: (1) Income for a Specified Period for at least thirty-six (36) months - The Contract Owner elects the duration over which payments will be made. This amount may vary based on the duration; or, (2) Income of a Specified Amount for at least thirty-six (36) months - The Contract Owner elects the dollar amount of the payments. Based on the amount elected, the duration may vary; or, (3) Minimum Distribution - The Contract Owner may Request minimum distributions, on IRAs only, as specified under Section 401(a)(9) of the Code.

ANNUITY OPTIONS

    A Contract Owner selects an Annuity Commencement Date prior to issuance of the Contract, except that Contracts issued in connection with individual retirement annuity plans (described in Section 408(b) of the Code) provide for annuity payments to commence at the date and under the option specified in the plan.

    Upon Request, the Contract Owner may change a previously selected Annuity Commencement Date by postponing or accelerating the Annuity Commencement Date. The Contract Owner must give GWL&A at least 30 days notice before effecting the commencement of annuity payments.

    The Contract provides for four annuity payment options ("Annuity Options") described below, as well as any such other Annuity Options as GWL&A may choose to make available in the future. The Contract Owner may choose a combination of any of the Annuity Options. A Contract Owner may change his selection of an Annuity Option upon Request at least 30 days prior to the Annuity Commencement Date. The Contract also provides that the Contract Owner may elect to receive the Contract Value in one sum at the Annuity Commencement Date. However, a one sum amount and annuity payment periods of less of than thirty-six (36) months will be subject to any applicable Surrender Charge.

    If a Contract Owner does not elect otherwise, the Contract automatically provides for a variable life annuity (with respect to the variable portion of the Contract Value) and/or a fixed life annuity (with respect to the fixed portion of the Contract Value) with a guaranteed period of 20 years.

    The level of annuity payments under the following options is based upon the option selected and, depending on the option chosen, such factors as the age at which payments begin and the frequency and duration of payments.

Option No. 1: Income of Specified Amount (available solely as fixed dollar payments)

    The amount applied under this Option may be paid to the payee in equal annual, semiannual, quarterly or monthly installments of the dollar amount elected of not more than 240 months. Since payments under this Option will not vary with the investment performance of the Investment Division(s) of the Series Account, no deduction will be made by GWL&A after the Annuity Commencement Date for the assumption of mortality and expense risks.

Option No. 2: Income for Specified Period (available solely as fixed dollar payments)

    Annuity Payments are paid to a payee annually, semiannually, quarterly or monthly, as elected, for a selected number of years. Since payments under this Option will not vary with the investment performance of Investment Division(s) of the Series Account, no deduction will be made by GWL&A after the Annuity Commencement Date for assumption of mortality and expense risks.

Option No. 3: Life Annuity with Payments Guaranteed for Designated Period


    This option provides for annual, semiannual, quarterly or monthly payments, as elected, during a designated period and thereafter throughout the lifetime of the payee. The designated period may be 5, 10, 15 or 20 years. This option is available on either a variable or a fixed dollar payment basis.


Option No. 4: Life Annuity


    This option provides for annual, semiannual, quarterly or monthly payments, as elected, for the Annuitant's lifetime, without a guaranteed period. This option is available on either a variable or fixed dollar payment basis.


Variable Annuity Payments


    Variable annuity payments will be determined on the basis of (i) the value of the Contract prior to the Annuity Commencement Date; (ii) the Annuity Tables contained in the Contract which reflect the adjusted age of the Annuitant, (iii) the type of Annuity Option selected; and (iv) the investment performance of the Investment Divisions. The Annuitant receives the value of a fixed number of Annuity Units each month.


    The dollar amount of the first monthly variable annuity payment is determined by applying the total value of the Accumulation Units credited under the Contract valued as the fifth Valuation Period prior to the Annuity Commencement Date (less any premium taxes) to the Annuity Tables contained in the Contract. Amounts shown in the tables are based on the 1983 Table (a) for Individual Annuity Valuation with an assumed investment return at the rate of 2.5% per annum. The first annuity payment is determined by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of value accumulated under the Contract. These Annuity Tables vary according to the form of annuity selected and according to the age of the Annuitant at the Annuity Commencement Date.

    At the Annuity Commencement Date, the Annuitant is credited with Annuity Units for the Sub-Account on which variable annuity payments are based. The number of Annuity Units to be credited is determined by dividing the amount of the first monthly payment by the value of an Annuity Unit as of the fifth Valuation Period prior to the Annuity Commencement Date in each Sub-Account selected. Although the number of Annuity Units is fixed by this process, the value of such Units will vary with the value of the Fund and/or American Century. (See also "Administrative Charges, Risk Charges and Premium Taxes.")

    The 2.5% interest rate stated above is the measuring point for subsequent annuity payments. If the actual Net Investment Factor (annualized) exceeds 2.5%, the payment will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than 2.5%, annuity payments will decrease. If the assumed rate of interest were to be increased, annuity payments would start at a higher level but would increase more slowly or decrease more rapidly.

    The amount of the second and subsequent payments is determined by multiplying the Contract Owner's fixed number of Annuity Units by the appropriate Annuity Unit value for the fifth Valuation Period preceding the date that payment is due.

    The Annuity Unit value at the end of any Valuation Period is determined by multiplying the Annuity Unit value for the immediately preceding Valuation Period by the product of:


     ( a) the Net Investment Factor of the Sub-Account for the Valuation Period for which the Annuity Unit value is being determined; and


     (b) a factor of .999932 to neutralize the assumed investment return of 2.5% per year in the annuity table.

    The value of each Sub-Account's Annuity Unit was set initially at $10.00.

    The value of the Annuity Units is determined as of a Valuation Period five days prior to the payment in order to permit calculation of amounts of annuity payments and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least 3 days before the due date.

Fixed Annuity Payments

    Contract Owners may elect an Annuity Option that provides for annuity payments on a fixed basis. GWL&A guarantees the dollar amount of payments made on a fixed basis throughout the payment period. The amount applied to purchase an annuity will be that portion of the Contract Value applied, less any applicable premium tax, based on the Accumulation Unit Value for the fifth Valuation Period preceding the Annuity Commencement Date.

Proof of Age and Survival

    GWL&A may require proof of age or survival of any payee upon whose age, sex or survival payments depend.

Frequency and Amount of Annuity Payments

    Annuity payments, both fixed and variable, will be paid annually, semiannually, quarterly or monthly, as requested. However, if the net amount available in the Series Account to apply under any Annuity Option is less than $2,000, GWL&A shall have the right to pay such amount in one lump sum in lieu of the payment otherwise requested. In addition, if the payments from the Series Account would be or become less than $50, GWL&A shall have the right to change the frequency of payments to such intervals (at least once a year) as will result in payments of at least $50. The maximum amount that may be applied under any Annuity Option, or any combination thereof, without GWL&A's prior written consent is $1,000,000.

FEDERAL TAX STATUS

Introduction

    The Contracts are designed for use by individuals who wish to purchase non-qualified annuities pursuant to Section 72 of the Code or individual retirement annuities which may qualify for special tax treatment under Section 408 of the Code.

    The ultimate effect of federal income taxes on the amount held under a Contract, on annuity payments and on the economic benefit to the Contract Owner, Annuitant or Beneficiary depends upon GWL&A's tax status, on the type of Contract purchased and upon the tax and employment status of the individual concerned.

    It should be understood that the following discussion is not exhaustive, and is not intended as tax advice. Special rules may apply to certain situations not discussed here. GWL&A intends to comply with all rules and regulations, including but not limited to the diversification requirements of the Code to assure that the Contracts will continue to be treated as annuity contracts for federal income tax purposes. However, this discussion is based upon GWL&A's understanding of current federal income tax law and no representation is made regarding the likelihood of continuation of current law or of the current interpretations by the Internal Revenue Service. No attempt is made to consider state or other tax laws. The Contract Owner, Annuitant and Beneficiary are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable laws. FOR FURTHER INFORMATION, CONSULT A QUALIFIED TAX ADVISER.

Taxation of GWL&A

    GWL&A is taxed on its insurance business in the United States as a life insurance company in accordance with Part I of Subchapter L of the Code. Maxim Series Account is taxed as a part of GWL&A; not as a "regulated investment company" under Part I of Subchapter M of the Code. Investment income and realized capital gains on the assets of the Series Account are reinvested and are taken into account in determining the Series Account Value. Under existing federal income tax law, such amounts do not result in any tax on GWL&A which will be chargeable to the Contract Owner or the Series Account. GWL&A reserves the right to make a deduction from the Contract for taxes, if any, imposed with respect to such items in the future.

Diversification Requirements

    The Code imposes certain diversification requirements on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract shall not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not "adequately diversified." The assets of the Fund and American Century are expected to meet the diversification requirements, however, disqualification of the Contract as an annuity contract for failure to meet diversification requirements would result in the imposition of federal income tax on the Contract Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract.

Taxation of Annuities in General

    Section 72 of the Code governs the federal taxation of annuities in general. A Contract Owner who is a natural person generally is not taxed on increases (if any) in the value of the Contract until a total or partial distribution from the Contract occurs. However, the Contract Owner may be subject to taxation currently under certain circumstances. For example, an assignment, pledge, or agreement to assign or pledge any portion of the Contract generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income.

    Any Contract Owner which is not a natural person (e.g. a corporation) generally must include in income any increase in the excess of the value in the Contract over the "investment in the Contract" during each taxable year. The investment in the Contract is the amount of after-tax premiums paid for a non-qualified annuity contract or any non-deductible amounts contributed to an IRA. The rule does not apply where the non-natural person is the nominal owner of a Contract and the beneficial owner is a natural person. Certain other exceptions may apply. A prospective owner that is not a natural person may wish to discuss these matters with a competent tax adviser. The following discussion generally applies to a Contract owned by a natural person.

Partial or Total Distributions

    Under Section 72 of the Code, partial distributions are generally treated as taxable income to the extent that the value in the Contract immediately before the distribution exceeds the "investment in the Contract" at that time. Total distributions are taxed as ordinary income to the extent that the amount received exceeds the "investment in the Contract."


    Section 72(q) of the Code, imposes a penalty tax on partial withdrawals and complete surrenders from non-qualified annuity contracts equal to 10% of the amount treated as taxable income. In general, the penalty tax does not apply to withdrawals or surrenders that are: (1) made on or after age 59 1/2, (2) made as a result of death or disability, (3) made as part of a series of substantially equal periodic payments (at least annually) for the life or life expectancy of the Contract Owner or the joint lives or life expectancies of the Contract Owner and his or her designated beneficiary, (4) allocable to the Contract Owners "investment in the Contract" before August 14, 1982 (including earnings thereon), or (5) that are received under an immediate annuity.

    If the penalty tax does not apply to a distribution as a result of the application of item (3) above, and the series of payments is subsequently modified (other than by reason of death or disability) before the Participant reaches age 59 1/2 or within five (5) years of the date of the first payment whichever is later, the Participant is liable for the 10% penalty plus interest on all payments received before age 59 1/2. This penalty is imposed in the year the modification or discontinuance occurs.


Annuity Payments

    The tax consequences of annuity payments may vary depending upon the annuity form elected under the Contract. In general, however, only the portion of the annuity payment that represents the amount by which the value in the Contract exceeds the investment in the Contract will be taxed. Once the investment in the Contract is recovered, the full amount of any additional annuity payments is taxable. For fixed annuity payments there is no tax on the portion of each payment which represents the same ratio that the investment in the Contract bears to the total expected value of the annuity payments for the term of the payments; the remainder of each annuity payment is taxable. Once the investment in the Contract has been fully recovered, the full amount of any additional annuity payments is taxable. If the annuity payments cease as a result of an Annuitant's death before full recovery of the investment in the Contract, a competent tax adviser should be consulted regarding the deductibility of the unrecovered amount.

Multiple Contracts

    All non-qualified deferred annuity contracts issued by the same insurer (or affiliates) to the same Contract Owner during any calendar year will be treated as one annuity contract in determining the amount includable in gross income under Section 72(e) of the Code and any regulations which may be issued thereunder. Amounts received under any such Contract may be taxable (and may be subject to the 10% penalty tax) to the extent of the combined income in all such Contracts.

Transfer of Ownership

    The transfer of ownership of a Contract or the designation of an Annuitant, Payee or Beneficiary who is not also the Owner may result in adverse tax consequences to the Contract Owner that are not discussed here. A Contract Owner contemplating any such designation, transfer or assignment should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

Exchanges

    Section 1035 of the Code provides that no gain or loss will be recognized on the exchange of one annuity contract for another. Contracts issued on or after January 19, 1985 in exchange for another annuity contract are treated as new contracts for purposes of the penalty and distribution at death rules. Special rules apply to contracts issued prior to August 14, 1982. Prospective Contract Owners wishing to take advantage of a Section 1035 exchange should consult their tax advisers.

Individual Retirement Annuities

    The Contract may be purchased as an IRA as described in Section 408 of the Code. Section 408 permits eligible individuals to contribute to an IRA. The annuitant must at all times be the Contract Owner. The entire interest of the Contract Owner is nonforfeitable and nontransferable. Contributions, except for rollover contributions, may not exceed the limitations allowable under the Code. An IRA may be purchased with retirement savings distributed from another IRA, a tax-qualified employer pension or profit-sharing plan, or a Code Section 403(b) tax sheltered annuity which are rolled over into an IRA. The amounts rolled over are not taxable in the year of distribution. Rollover IRAs are subject to additional requirements not discussed here. Please consult a competent tax adviser regarding these rules.

    The Contract Owner may not borrow from the contract or pledge all or any portion of the annuity as security for a loan. If the Contract Owner borrows money under the Contract, including a policy loan, or pledges any portion of the Contract as security for a loan, the Contract ceases to qualify as an IRA as of the first day of the year, and the fair market value of the Contract is includable in the Contract Owner's gross income for the year.

    Code Section 408(d)(1) provides that distributions from IRAs, unless rolled over to another IRA as provided in the Code, are generally taxed for federal income tax purposes under Code Section 72. Under these rules, a portion of the distribution may be excludable from income if any non-deductible contributions were made. However, if the IRA was funded entirely from deductible (pre-tax) contributions, the entire amount distributed will be taxable to the Contract Owner as ordinary income in the year distributed. There is no special averaging treatment for lump sum distributions from IRAs.

Required Beginning Date/Minimum Distribution Requirements


    The Contract Owner's entire interest in an IRA generally must be distributed, or begin to be distributed, by the Contract Owner's required beginning date, which is April 1 following the calendar year in which the Contract Owner reaches age 70 1/2. All distributions from an IRA must satisfy the requirements of Section 401(a)(9) of the Code, including the incidental death benefit requirements of Section 401(a)(9)(G) and the regulations thereunder. In general, required distributions must be made over a period not exceeding the life expectancy of the Contract Owner or the joint lives or life expectancies of the Contract Owner and his/her designated beneficiary. If the amount distributed does not meet the these requirements, a 50% penalty tax on the amount which was required to be, but was not distributed may be imposed upon the Contract Owner under Section 4974.

Premature Distributions

    Distributions from an IRA which are made before the Contract Owner attains age 59 1/2 are premature distributions and are subject to an additional tax equal to 10% of the amount of the distributions which is includable in gross income in the tax year. However, under Code Section 72(t), the penalty tax will not apply to distributions: (1) made to a beneficiary on or after the death of the Contract Owner; (2) attributable to the Contract Owner's being disabled within the meaning of Code Section 72(m)(7); (3) made as a part of a series of substantially equal periodic payments (at least annually) for the life or life expectancy of the Contract Owner or the joint lives or life expectancies of the Contract Owner and his or her designated beneficiary; (4) made to a Contract Owner and used for medical care, but not in excess of the amount allowable as a medical expense deduction to the Contract Owner for amounts paid during the taxable year for medical care; (5) made to a Contract Owner and used for qualified first-time homebuyer expenses but not in excess of $10,000; (6) made to a Contact Owner and used for qualified higher education expenses.

    If the penalty tax does not apply to a distribution as a result of the application of item (3) above, and the series of payments is subsequently modified (other than by reason of death or disability) before the Participant reaches age 59 1/2 or within five (5) years of the date of the first payment whichever is later, the Participant is liable for the 10% penalty plus interest on all payments received before age 59 1/2. This penalty is imposed in the year the modification or discontinuance occurs.


Distributions on Death of Contract Owner

    Distributions made to a Beneficiary upon the Contract Owner's death from a non-qualified plan must be made pursuant to the rules contained in Section 72(s) of the Code or pursuant to the rules in Section 401(a)(9) of the Code in the case of a distribution from an IRA. Generally, if the Contract Owner dies while receiving annuity payments or other required minimum distribution, but before the entire interest in the annuity has been distributed, the remainder of his interest must generally be distributed to the Beneficiary at least as rapidly as under the method in effect as of the Contract Owner's date of death.

    If the Contract Owner dies before payments have begun, his entire interest generally must be distributed in full within five years after such death or on or before December 31 of the calendar year that contains the fifth anniversary of the date of the Contract Owner's death in the case of a distribution from an IRA, unless the Contract Owner has named an individual beneficiary. If an individual other than the surviving spouse has been designated as Beneficiary, payments may be made over the life of that individual or over a period not extending beyond the life expectancy of the Beneficiary so long as payments begin not later than one year after the Contract Owner's death or on or before December 31 of the year following the year of death in the case of an IRA. If the Beneficiary is the Contract Owner's spouse, distributions from an IRA are not required to begin until the date the Contract Owner would have attained age 70 1/2. If the spouse dies before distributions begin, the rules discussed above regarding IRAs will apply as if the spouse were the Contract Owner.

    However, the surviving spouse, if the Beneficiary, may elect to treat the entire IRA as his or her own IRA regardless of whether distributions had begun to the deceased Contract Owner or have begun to the surviving spouse. As the new Contract Owner, the surviving spouse may make contributions to the IRA and make rollovers from it. Such an election is deemed made if any amounts required to be distributed on the Contract Owner's death under these rules have not been distributed or any additional amounts are contributed to the IRA.

Federal Income Tax Withholding on Distributions

    Distributions from the Contract are subject to income tax withholding; if the distribution is in the form of an annuity or similar periodic payments, amounts are withheld as though each distribution were a payment of wages; in the case of any other kind of distribution, a flat 10% is withheld, unless the recipient elects not to have the tax withheld.

VOTING RIGHTS

    GWL&A will vote the shares held by the Investment Divisions of the Series Account at regular and special meetings of stockholders of the Fund or American Century. The 1940 Act and the regulations thereunder as presently interpreted, require that the shares of the applicable underlying mutual fund be voted in accordance with instructions received from Contract Owners having voting interests in the Sub-Accounts and, accordingly, GWL&A will do so. However, if the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and as a result GWL&A determines that it is permitted to vote the Fund and American Century shares in its own right, it may elect to do so.

    The number of votes which a Contract Owner has the right to cast will be determined by applying his percentage interest in a Sub-Account to the total number of votes attributable to the Sub-Account. In determining the number of votes, fractional shares will be recognized. After the Annuity Commencement Date the votes attributable to a Contract will decrease.

    Fund or American Century shares held in a Sub-Account as to which no timely instructions are received, and shares that are not otherwise attributable to Contract Owners, will be voted by GWL&A in proportion to the voting instructions which are received with respect to all Contracts participating in that Sub-Account of this Series Account. Voting instructions to abstain on any item to be voted upon will be applied on a pro-rata basis to reduce the votes eligible to be cast.

    Each person having a voting interest will receive proxy materials, reports and other materials relating to the applicable underlying mutual fund.

DISTRIBUTION OF THE CONTRACTS

    BCE is the principal underwriter and the distributor of the Contracts. BCE is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Applications for the Contracts will be solicited by duly licensed insurance agents of GWL&A who are registered with BCE, as well as independent registered insurance brokers who must also be NASD registered broker-dealers or representatives thereof.

    The maximum commission as a percentage of the Purchase Payment(s) made under a Contract payable to BCE agents is 6.25%. In addition, BCE may reimburse portions of expenses incurred pursuant to BCE's expense reimbursement allowance program.

RETURN PRIVILEGE

    Within 10 days (may be longer in some states) after the Contract is first received, it may be canceled for any reason by delivering or mailing it together with a written request to cancel to GWL&A's Executive Offices or to an authorized agent of GWL&A. Upon cancellation, GWL&A will pay the owner the Contract Value as of the date of surrender. No Surrender Charge or other charge will be deducted.

STATE REGULATION

    As a life insurance company organized and operated under Colorado law, GWL&A is subject to provisions governing such companies and to regulation by the Commissioner of Insurance.

    GWL&A's books and accounts are subject to review and examination by the Colorado Insurance Department at all times and a full examination of its operations is conducted by the National Association of Insurance Commissioners
(NAIC) at least once every 3 years.

REPORTS


    As  presently   required  by  the  1940  Act  and  regulations   promulgated
thereunder, GWL&A will mail to the Contract Owner reports containing such information as may be required under that Act or by any other applicable law or regulation. These reports will be mailed, at least semi-annually after the first contract year, to the last known address of record which GWL&A maintains at its Executive Offices.


LEGAL PROCEEDINGS

    The Series Account is not engaged in any litigation. GWL&A is not involved in any litigation which would have a material adverse effect on the ability of GWL&A to perform its contract with the Series Account.

LEGAL MATTERS


    The organization of GWL&A, its authority to issue variable annuity contracts and the validity of the Contracts have been passed upon by Ruth B. Lurie, Vice-President, Counsel and Associate Secretary. Certain legal matters relating to the Federal securities laws have been passed upon for GWL&A by Jorden Burt Boros Cicchetti Berenson & Johnson, LLP.

REGISTRATION STATEMENT

    A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Contracts offered hereby. This prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Series Account, GWL&A and the Contracts offered hereby. Statements contained in this prospectus as to the content of Contracts and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

STATEMENT OF ADDITIONAL INFORMATION

    The Statement of Additional Information contains more specific information and financial statements relating to the Separate Account and GWL&A. The Table of Contents of the Statement of Additional Information is set forth below:

    1. Custodian and Independent Auditors
    2. Underwriter
    3. Calculation of Performance Data
    4. Financial Statements

    Inquiries and requests for a Statement of Additional Information should be directed to GWL&A in writing at 8515 E. Orchard Road, Englewood, Colorado 80111, or by telephoning GWL&A at (800) 228-8706 (Outside Colorado) or (303) 689-4538 (Colorado).

                                            PART B


                             STATEMENT OF ADDITIONAL INFORMATION

                                     MAXIM SERIES ACCOUNT

                    Individual Flexible Premium Variable Annuity Contracts


                                          issued by


                         Great-West Life & Annuity Insurance Company
                                     8515 E. Orchard Road
                                  Englewood, Colorado 80111
                         Telephone: (800) 468-8661 (Outside Colorado)
                            (800) 547-4957 (Colorado)





                             STATEMENT OF ADDITIONAL INFORMATION






        This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus, dated May 1, 1998, which is available without charge by contacting Great-West Life & Annuity Insurance Company ("GWL&A") at the above address or at the above telephone number.





                                         May 1, 1998

                                      TABLE OF CONTENTS


                                                                                          Page


CUSTODIAN AND INDEPENDENT AUDITORS.........................................................B-3
UNDERWRITER................................................................................B-3
CALCULATION OF PERFORMANCE DATA............................................................B-4
FINANCIAL STATEMENTS.......................................................................B-5



                              CUSTODIAN AND INDEPENDENT AUDITORS


        A.     Custodian

               The assets of Maxim Series Account (the "Series Account") are held by GWL&A. The assets of the Series Account are kept physically segregated and held separate and apart from the general account of GWL&A. GWL&A maintains records of all purchases and redemptions of shares of the Fund. Additional protection for the assets of the Series Account is afforded by blanket fidelity bonds issued to The Great-West Life Assurance Company ("Great-West") in the amount of $30 million (Canadian), which covers all officers and employees of GWL&A.


        B.     Independent Auditors

               The accounting firm of Deloitte & Touche LLP performs certain accounting and auditing services for GWL&A and the Series Account. The principal business address of Deloitte & Touche LLP is 555 Seventeenth Street, Suite 3600, Denver, Colorado 80202-3942.


               The statements of assets and liabilities of Maxim Series Account as of December 31, 1997, the related statements of operations for the year then ended, the statements of changes in net asset for each of the two years in the period then ended and the consolidated balance sheets for Great-West Life & Annuity Insurance Company at December 31, 1997 and 1996 and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1997, included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.



                                         UNDERWRITER


        The offering of the Contracts is made on a continuous basis by BenefitsCorp Equities, Inc. ("BCE"), a wholly owned subsidiary of GWL&A. Prior to 1996, the Contracts were offered through Great-West an affiliate of GWL&A. No payments were made to Great-West for the years 1992 through 1996 and no payments were made to BCE in 1996 or 1997.

                                CALCULATION OF PERFORMANCE DATA

A. Yield and Effective Yield Quotations for the Money Market Investment Division


        The yield quotation for the Money Market Investment Division set forth in the Prospectus is for the seven-day period ended December 31, 1997 and is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit in the Money Market Investment Division at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Participant accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent.

        The effective yield quotation for the Money Market Investment Division set forth in the Prospectus is for the seven-day period ended December 31, 1997 and is carried to the nearest hundredth of one percent, computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit in the Money Market Investment Division at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Participant accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

                     EFFECTIVE YIELD = [(BASE PERIOD RETURN +1) 365/7]-1.


        For purposes of the yield and effective yield computations, the hypothetical charge reflects all deductions that are charged to all Participant accounts in proportion to the length of the base period, and for any fees that vary with the size of the account, the account size is assumed to be the Money Market Investment Division's mean account size. The specific percentage applicable to a particular withdrawal would depend on a number of factors including the length of time the Contract Owner has participated under the Contracts. (See "Administrative Charges, Risk Charges and Premium Taxes" in the prospectus.) No deductions or sales loads are assessed upon annuitization under the Contracts. Realized gains and losses from the sale of securities and unrealized appreciation and depreciation of the Money Market Investment Division and the Fund are excluded from the calculation of yield.

B. Total  Return  Quotations  for All  Investment  Divisions  (Other  than Money
Market)


        The total return quotations set forth in the Prospectus are average annual total return quotations for the one, five and ten year periods (or since inception) ended December 31, 1997. The quotations are computed by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                                         P(1+T)n = ERV

        Where: P =           a hypothetical initial payment of $1,000

                      T =           average annual total return


                      n =           number of years


                      ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the particular period at the end of the particular period

For purposes of the total return quotations, the calculations take into effect all fees that are charged to the Contract Value, and for any fees that vary with the size of the account, the account size is assumed to be the respective Investment Divisions' mean account size. The calculations also assume a complete redemption as of the end of the particular period.


                                     FINANCIAL STATEMENTS

        The financial statements of GWL&A as contained herein should be considered only as bearing upon GWL&A's ability to meet its obligations under the Contracts, and they should not be considered as bearing on the investment performance of the Series Account. The interest of Contract Owners under the Contracts are affected solely by the investment results of the Series Account.

                                     MAXIM SERIES ACCOUNT
                                              OF
                         GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


-------------------------------------------------------------------------------



                              FINANCIAL STATEMENTS FOR THE YEARS
                               ENDED DECEMBER 31, 1997 AND 1996
                               AND INDEPENDENT AUDITORS' REPORT

                 MAXIM SERIES ACCOUNT OF
                  GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

                  Financial Statements for the Years
                  Ended December 31, 1997 and 1996
                  and Independent Auditors' Report

INDEPENDENT AUDITORS' REPORT



To the Board of Directors and Contract Owners of Maxim Series Account of Great-West Life & Annuity Insurance Company:


We have audited the accompanying statements of assets and liabilities of Maxim Series I, Maxim Series II and Maxim Series III of Maxim Series Account of Great-West Life & Annuity Insurance Company as of December 31, 1997, the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, including each of the investment divisions. These financial statements are the responsibility of the Series Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Maxim Series I, Maxim Series II and Maxim Series III of Maxim Series Account of Great-West Life & Annuity Insurance Company at December 31, 1997, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.



February 12, 1998

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------

Maxim Series I

ASSETS:                                         Shares             Cost             Value
                                            ----------------  ---------------  ----------------
  Investments in the underlying funds:
    Maxim Series Fund, Inc. (Affiliate):
      Money Market\Non-Qualified                  31,599    $        31,646  $        31,620
      Bond\Non-Qualified                          80,409            100,817           97,450
      Bond\Qualified                               5,004              5,994            6,065
      Stock Index\Qualified                        3,921             20,921           11,558
      Total Return\Non-Qualified                  34,979             41,259           55,056
                                                              ---------------  ----------------
  Total investments                                         $       200,637          201,749
                                                              ===============

  Other assets and liabilities:
    Premiums due and accrued                                                             387
    Due to Great-West Life & Annuity Insurance Company                                  (499)
    Other liabilities                                                                    (30)
                                                                               ----------------

NET ASSETS APPLICABLE TO OUTSTANDING UNITS OF CAPITAL (Note 5)               $       201,607
                                                                               ================




























See notes to financial statements.

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------

Maxim Series II

ASSETS:                                        Shares             Cost              Value
                                           ----------------  ----------------  ----------------
  Investments in the underlying funds:
    Maxim Series Fund, Inc. (Affiliate):
      Money Market\Non-Qualified                 831,689   $       831,384   $       832,252
      Money Market\Qualified                     967,076           977,797           967,730
      Bond\Non-Qualified                       1,125,869         1,369,526         1,364,480
      Bond\Qualified                           1,198,889         1,460,779         1,452,975
      Stock Index\Non-Qualified                2,824,433         4,831,180         8,324,693
      Stock Index\Qualified                    3,543,051         5,801,289        10,442,738
      U.S. Government                          5,633,192         6,172,134         6,150,139
Securities/Non-Qualified
      U.S. Government                          3,289,464         3,626,615         3,591,332
Securities/Qualified
      Total Return/Non-Qualified               3,286,654         4,050,267         5,173,089
    American Century VP Funds -
      VP Capital Appreciation                     33,813           376,403           327,309
    American Century VP Funds - VP                51,473           356,557           424,138
Balanced
                                                             ----------------  ----------------
  Total investments                                        $    29,853,931        39,050,875
                                                             ================

Other assets and liabilities:
    Premiums due and accrued                                                             933
    Due to Great-West Life & Annuity Insurance                                       (90,499)
Company
    Other liabilities                                                                 (1,045)
                                                                               ----------------

=============================================================================
NET ASSETS APPLICABLE TO OUTSTANDING UNITS OF CAPITAL (Note 5)               $    38,960,264
=============================================================================  ================





















See notes to financial statements.

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------

Maxim Series III

ASSETS:                                          Shares            Cost             Value
                                             ---------------  ----------------  ---------------
  Investments in the underlying funds:
    Maxim Series Fund, Inc. (Affiliate):
      Bond                                         74,004   $        88,815   $       89,687
      Corporate Bond                              285,497           339,697          342,055
      INVESCO ADR                                 321,828           440,682          476,436
      INVESCO Balanced                            329,826           407,287          415,183
      INVESCO Small-Cap Growth                    535,120           844,011          853,787
      Mid-Cap                                     503,122           731,797          781,461
      Money Market                                609,251           609,663          609,663
      Small-Cap Index                             196,606           249,982          247,487
      Small-Cap Value                              56,847            61,000           52,037
      Stock Index                               1,178,639         2,850,938        3,473,903
      Total Return                                368,125           516,374          579,418
      T. Rowe Price Equity/Income               1,174,067         1,733,470        2,066,560
      U.S. Government Securities                  138,390           148,658          151,090
    American Century VP Funds -
      VP Capital Appreciation                      20,049           203,292          194,075
    American Century VP Funds - VP                 37,121           268,650          305,875
Balanced
                                                              ================  ---------------
Total investments                                           $     9,494,316       10,638,717
                                                              ================

Other assets and liabilities:
  Premiums due and accrued                                                                83
  Due to Great-West Life & Annuity Insurance Company                                 (11,642)
                                                                                ---------------

NET ASSETS APPLICABLE TO OUTSTANDING UNITS OF CAPITAL (Note 5)                $   10,627,158
==============================================================================  ===============


















See notes to financial statements.

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------------------------------

                                                       Money                               Stock Index      Total
                                                      Market                                               Return
                                                    Investment             Bond            Investment    Investment
                                                     Division      Investment Division      Division      Division       Total
                                                    ------------ ------------------------- ------------  ------------
                                                    Non-QualifiedNon-Qualified Qualified    Qualified    Non-Qualified  Maxim I
                                                    ------------ ------------  ----------- ------------  ------------ -------------
Maxim Series I

INVESTMENT INCOME                                 $     1,590        5,955   $      370          649   $     2,684        11,248

EXPENSES- mortality and expense
  risks (Note 3)                                          387        1,178           75          132           629         2,401
                                                    ------------ ------------  ----------- ------------  ------------ -------------

NET INVESTMENT INCOME                                   1,203        4,777          295          517         2,055         8,847
                                                    ------------ ------------  ----------- ------------  ------------ -------------


NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
    Net realized gain (loss) on investments                            161          (84)          72           194           343

    Net change in unrealized appreciation
    on investments                                                     350          116        2,114         7,647        10,227
                                                    ------------ ------------  ----------- ------------  ------------ -------------

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS                                         0          511           32        2,186         7,841        10,570
                                                    ------------ ------------  ----------- ------------  ------------ -------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                         $     1,203        5,288   $      327        2,703   $     9,896        19,417
                                                    ============ ============  =========== ============  ============ =============













See notes to financial statements.               (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------------------------------


                                                          Money Market                   Bond                   Stock Index
                                                      Investment Division        Investment Division        Investment Division
                                                    -------------------------  -------------------------  -------------------------
                                                    Non-Qualified Qualified    Non-Qualified Qualified    Non-Qualified Qualified
                                                    ------------ ------------  ------------ ------------  ------------ ------------
Maxim Series II

INVESTMENT INCOME                                 $     50,600      51,204   $     91,880     106,367   $    468,277     588,149

EXPENSES- mortality and expense
  risks (Note 3)                                        13,839      13,985         20,899      24,757        106,417     134,474
                                                    ------------ ------------  ------------ ------------  ------------ ------------

NET INVESTMENT INCOME                                   36,761      37,219         70,981      81,610        361,860     453,675
                                                    ------------ ------------  ------------ ------------  ------------ ------------


NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
    Net realized gain (loss) on investments                                       (17,212)    (76,854)       280,879     503,901

    Net change in unrealized appreciation
    on investments                                                                 26,710      81,299      1,335,382   1,563,542
                                                    ------------ ------------  ------------ ------------  ------------ ------------

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS                                          0           0          9,498       4,445      1,616,261   2,067,443
                                                    ------------ ------------  ------------ ------------  ------------ ------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                         $     36,761      37,219   $     80,479      86,055   $  1,978,121   2,521,118
                                                    ============ ============  ============ ============  ============ ============













See notes to financial statements.                                 (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------------------------------------
                                                                                           VP
                                             U.S. Government          Total Return      Capital           VP
                                               Securities              Investment     Appreciation     Balanced
                                           Investment Division          Division       Investment     Investment        Total
                                      ------------------------------  --------------
                                      Non-Qualified     Qualified     Non-Qualified     Division       Division        Maxim II
                                      ---------------  -------------  --------------  -------------  --------------  -------------
Maxim Series II

INVESTMENT INCOME                   $      401,071   $    244,718   $    253,304    $      5,904   $      20,469   $   2,281,943

EXPENSES- mortality and expense
  risks (Note 3)                            87,267         54,133         67,286           4,449           5,727         533,233
                                      ---------------  -------------  --------------  -------------  --------------  -------------

NET INVESTMENT INCOME                      313,804        190,585        186,018           1,455          14,742       1,748,710
                                      ---------------  -------------  --------------  -------------  --------------  -------------


NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on            (29,726)       (24,598)       125,689           3,706          21,377         787,162
investments

    Net change in unrealized
appreciation
    (depreciation) on investments          138,013         90,538        625,603         (25,944)         17,382       3,852,525
                                      ---------------  -------------  --------------  -------------  --------------  -------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS                 108,287         65,940        751,292         (22,238)         38,759       4,639,687
                                      ---------------  -------------  --------------  -------------  --------------  -------------

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS    $      422,091   $    256,525   $    937,310    $    (20,783)  $      53,501   $   6,388,397
                                      ===============  =============  ==============  =============  ==============  =============









See notes to financial statements.                          (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------------------------------

                                                      Corporate        INVESCO          INVESCO          INVESCO
                                        Bond             Bond            ADR           Balanced         Small-Cap        Mid-Cap
                                                                                                         Growth
                                     Investment       Investment      Investment      Investment       Investment       Investment
                                      Division         Division        Division        Division         Division         Division
                                   ---------------   -------------   -------------   --------------   --------------   -------------
Maxim Series III

INVESTMENT INCOME                $        5,161    $     25,652    $     10,207    $     14,365     $      49,971    $    30,767

EXPENSES- mortality and expense
  risks (Note 3)                          1,006           2,757           4,435           1,731             8,766         11,065
                                   ---------------   -------------   -------------   --------------   --------------   -------------

NET INVESTMENT INCOME                     4,155          22,895           5,772          12,634            41,205         19,702
                                   ---------------   -------------   -------------   --------------   --------------   -------------


NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
    Net realized gain (loss) on            (217)            898          11,495             296             7,796        (19,901)
investments

    Net change in unrealized
appreciation
    (depreciation) on                     1,001            (690)         13,460           8,044            58,307         50,491
investments
                                   ---------------   -------------   -------------   --------------   --------------   -------------

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS                         784             208          24,955           8,340            66,103         30,590
                                   ---------------   -------------   -------------   --------------   --------------   -------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS        $        4,939    $     23,103    $     30,727    $     20,974     $     107,308    $    50,292
                                   ===============   =============   =============   ==============   ==============   =============













See notes to financial                                          (Continued)
statements.

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------------------------------

                                       Money          Small-Cap       Small-Cap          Stock            Total          T. Rowe
                                                                                                                          Price
                                       Market           Index           Value            Index           Return        Equity/Income
                                     Investment       Investment      Investment      Investment       Investment       Investment
                                      Division         Division        Division        Division         Division         Division
                                   ---------------   -------------   -------------   --------------   --------------   -------------
Maxim Series III

INVESTMENT INCOME                $       28,084    $     37,588    $     21,755    $    191,528     $      28,327    $   110,825

EXPENSES- mortality and expense
  risks (Note 3)                          6,802           2,533             430          34,695             6,450         18,728
                                   ---------------   -------------   -------------   --------------   --------------   -------------

NET INVESTMENT INCOME                    21,282          35,055          21,325         156,833            21,877         92,097
                                   ---------------   -------------   -------------   --------------   --------------   -------------


NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
    Net realized gain on                      5           6,399              94          80,860            21,955         25,531
investments

    Net change in unrealized
appreciation
    (depreciation) on                        (5)         (4,664)        (12,340)        485,887            59,714        237,954
investments
                                   ---------------   -------------   -------------   --------------   --------------   -------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS                                1,735         (12,246)        566,747            81,669        263,485
                                   ---------------   -------------   -------------   --------------   --------------   -------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS        $       21,282    $     36,790    $      9,079    $    723,580     $     103,546    $   355,582
                                   ===============   =============   =============   ==============   ==============   =============













See notes to financial                                              (Continued)
statements.

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------------------------------

                                        U.S.              VP           VP Capital         Total
                                     Government
                                     Securities        Balanced       Appreciation        Maxim
                                     Investment       Investment       Investment        Series
                                      Division         Division         Division           III
                                   ---------------  ---------------   -------------   --------------
Maxim Series III

INVESTMENT INCOME                $        8,125   $       14,883    $      5,543    $    582,781

EXPENSES- mortality and expense
  risks (Note 3)                          1,622            3,588           2,825         107,433
                                   ---------------  ---------------   -------------   --------------

NET INVESTMENT INCOME                     6,503           11,295           2,718         475,348
                                   ---------------  ---------------   -------------   --------------


NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on            (630)           2,743         (18,558)        118,766
investments

    Net change in unrealized
appreciation
    on investments                        2,279           23,884          10,242         933,564
                                   ---------------  ---------------   -------------   --------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS                1,649           26,627          (8,316)      1,052,330
                                   ---------------  ---------------   -------------   --------------

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS $        8,152   $       37,922    $     (5,598)   $  1,527,678
                                   ===============  ===============   =============   ==============













See notes to financial           (Concluded)
statements.

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1997 and 1996
----------------------------------------------------------------------------------------------------------

                                     Money Market                              Bond
                                  Investment Division                   Investment Division
                                --------------------------------------------------------------------------
                                     Non-Qualified             Non-Qualified             Qualified
                                ------------------------  ------------------------  ---------------------
                                   1997         1996         1997         1996        1997         1996
                                -----------   ----------  -----------  -----------  ----------   ---------
Maxim Series I

FROM OPERATIONS:
  Net investment income       $    1,203    $    1,523  $    4,777   $    4,387   $     295    $     757
  Net realized gain (loss)
    on investments                                 (11)        161          142         (84)          (3)
  Net change in unrealized
    appreciation
(depreciation)
    on investments                                  11         350       (1,884)        116         (298)
                                -----------   ----------  -----------  -----------  ----------   ---------

      Increase in net assets
        resulting from             1,203         1,523       5,288        2,645         327          456
operations
                                -----------   ----------  -----------  -----------  ----------   ---------

FROM UNIT TRANSACTIONS:
  Variable annuity contract:
    Purchase payments
    Redemptions                      (79)      (13,393)        (60)         (90)    (10,200)         (54)
  Net transfers
                                -----------   ----------  -----------  -----------  ----------   ---------

      Decrease in net assets
        resulting from unit          (79)      (13,393)        (60)         (90)    (10,200)         (54)
transactions
                                -----------   ----------  -----------  -----------  ----------   ---------

INCREASE (DECREASE) IN
NET ASSETS                         1,124       (11,870)      5,228        2,555      (9,873)         402

NET ASSETS:
  Beginning of year               30,443        42,313      92,013       89,458      15,998       15,596
                                -----------   ----------  -----------  -----------  ----------   ---------

  End of year                 $   31,567    $   30,443  $   97,241   $   92,013   $   6,125    $  15,998
                                ===========   ==========  ===========  ===========  ==========   =========






See notes to financial                                                                           (Continued)
statements.

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1997 and 1996
------------------------------------------------------------------------------------------------------------------------------------

                                     Stock Index               Total Return
                                 Investment Division       Investment Division               Total
                                -----------------------   -----------------------
                                      Qualified               Non-Qualified                 Maxim I
                                -----------------------   -----------------------   ------------------------
                                   1997        1996         1997         1996         1997          1996
                                -----------  ----------   ----------   ----------   ----------   -----------
Maxim Series I

FROM OPERATIONS:
  Net investment income       $      517   $       60   $    2,055   $    2,866   $    8,847   $    9,593
  Net realized gain on
    investments                       72           40          194          142          343          310
  Net change in unrealized
appreciation
    on investments                 2,114        1,396        7,647        1,229       10,227          454
                                -----------  ----------   ----------   ----------   ----------   -----------

      Increase in net assets
        resulting from             2,703        1,496        9,896        4,237       19,417       10,357
operations
                                -----------  ----------   ----------   ----------   ----------   -----------

FROM UNIT TRANSACTIONS:
  Variable annuity contract:
    Purchase payments
    Redemptions                      (38)         (26)         (30)         (30)     (10,407)     (13,593)
  Net transfers
                                -----------  ----------   ----------   ----------   ----------   -----------

      Decrease in net assets
        resulting from unit          (38)         (26)         (30)         (30)     (10,407)     (13,593)
transactions
                                -----------  ----------   ----------   ----------   ----------   -----------

INCREASE (DECREASE) IN
NET ASSETS                         2,665        1,470        9,866        4,207        9,010       (3,236)

NET ASSETS:
  Beginning of year                9,066        7,596       45,077       40,870      192,597      195,833
                                -----------  ----------   ----------   ----------   ----------   -----------

  End of year                 $   11,731   $    9,066   $   54,943   $   45,077   $  201,607   $  192,597
                                ===========  ==========   ==========   ==========   ==========   ===========







See notes to financial                                                                           (Continued)
statements.


MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1997 and 1996
------------------------------------------------------------------------------------------------------------------------------------

                                              Money Market                                             Bond
                                           Investment Division                                  Investment Division
                            --------------------------------------------------  ----------------------------------------------------
                                 Non-Qualified               Qualified                Non-Qualified                Qualified
                            ------------------------  ------------------------- --------------------------  ------------------------
                               1997         1996         1997         1996          1997         1996          1997         1996
                            -----------  -----------  -----------  ------------  -----------  ------------  -----------  -----------

Maxim Series II

FROM OPERATIONS:
  Net investment income        36,761  $    45,979  $     37,219 $     40,293  $     70,981 $     82,503  $    81,610  $   110,809
  Net realized loss
   on investments                                                                   (17,212)     (28,915)     (76,854)     (18,981)
  Net change in unrealized
    appreciation
(depreciation) on
    investments                                                                      26,710       (7,476)      81,299      (27,583)
                            -----------  -----------  -----------  ------------  -----------  ------------  -----------  -----------

      Increase in net
assets
        resulting from         36,761       45,979        37,219       40,293        80,479       46,112       86,055       64,245
operations
                            -----------  -----------  -----------  ------------  -----------  ------------  -----------  -----------

FROM UNIT TRANSACTIONS:
  Variable annuity
contract:
    Purchase payments           3,719       10,602        11,347        2,107         2,174        2,642        8,847        9,722
    Redemptions              (260,301)    (456,051)      (81,095)    (779,060)     (252,043)    (308,314)    (564,184)    (369,922)
  Net transfers               (49,859)    (117,915)      (42,689)      64,102       (70,940)     (68,278)    (312,933)     (68,489)
                            -----------  -----------  -----------  ------------  -----------  ------------  -----------  -----------

      Decrease in net
assets
        resulting from       (306,441)    (563,364)     (112,437)    (712,851)     (320,809)    (373,950)    (868,270)    (428,689)
unit transactions
                            -----------  -----------  -----------  ------------  -----------  ------------  -----------  -----------

DECREASE IN
NET ASSETS                   (269,680)    (517,385)      (75,218)    (672,558)     (240,330)    (327,838)    (782,215)    (364,444)

NET ASSETS:
  Beginning of year         1,100,066    1,617,451     1,040,950    1,713,508     1,601,544    1,929,382    2,231,683    2,596,127
                            -----------  -----------  -----------  ------------  -----------  ------------  -----------  -----------

  End of year                 830,386  $ 1,100,066  $    965,732 $  1,040,950  $  1,361,214 $  1,601,544  $ 1,449,468  $ 2,231,683
                            ===========  ===========  ===========  ============  ===========  ============  ===========  ===========





See notes to financial                                                                                                   (Continued)
statements.


MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1997 and 1996
------------------------------------------------------------------------------------------------------------------------------------

                                                 Stock Index                                 U.S. Government Securities
                                             Investment Division                                 Investment Division
                              --------------------------------------------------  --------------------------------------------------
                                   Non-Qualified               Qualified               Non-Qualified               Qualified
                              ------------------------  ------------------------  ------------------------  ------------------------
                                 1997         1996         1997         1996         1997         1996         1997         1996
                              -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Maxim Series II

FROM OPERATIONS:
  Net investment income     $  361,860   $   36,421   $   453,675  $   46,707   $   313,804  $  327,841   $    190,585 $  220,465
  Net realized gain (loss)
    on investments             280,879      298,857       503,901     327,464       (29,726)    (52,580)       (24,598)   (21,782)
  Net change in unrealized
    appreciation
(depreciation) on
    investments               1,335,382     828,550     1,563,542    1,121,694      138,013    (120,325)        90,538    (95,024)
                              -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------

      Increase in net
assets
        resulting from        1,978,121    1,163,828    2,521,118    1,495,865      422,091     154,936        256,525    103,659
operations
                              -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------

FROM UNIT TRANSACTIONS:
  Variable annuity
contract:
    Purchase payments           55,239       33,011       111,519      67,790         3,320       3,477          9,937     17,606
    Redemptions               (452,450)    (857,902)     (995,067)   (939,004)     (679,764)   (1,009,686)    (824,566)  (897,604)
  Net transfers                118,562      339,927       260,903      19,945         1,070    (206,183)      (107,087)  (140,529)
                              -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------

      Decrease in net
assets
        resulting  from       (278,649)    (484,964)     (622,645)   (851,269)     (675,374)   (1,212,392)    (921,716)  (1,020,527)
unit transactions
                              -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------

INCREASE (DECREASE) IN
NET ASSETS                    1,699,472     678,864     1,898,473     644,596      (253,283)   (1,057,456)    (665,191)  (916,868)

NET ASSETS:
  Beginning of year           6,606,105    5,927,241    8,520,268    7,875,672    6,388,820    7,446,276     4,247,972   5,164,840
                              -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------

  End of year               $ 8,305,577  $ 6,606,105  $ 10,418,741 $ 8,520,268  $ 6,135,537  $ 6,388,820  $  3,582,781 $ 4,247,972
                              ===========  ===========  ===========  ===========  ===========  ===========  ===========  ===========






See notes to financial                                                                                                   (Continued)
statements.

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1997 and 1996
------------------------------------------------------------------------------------------------------------------------------------
                                   Total Return               VP Capital
                                Investment Division          Appreciation              VP Balanced                  Total
                                   Non-Qualified         Investment Division       Investment Division             Maxim II
                               ----------------------  -------------------------  -----------------------  -------------------------
                                 1997         1996         1997         1996         1997        1996         1997         1996
                               ----------  ----------- ------------- -----------  -----------  ----------  ------------ ------------
Maxim Series II

FROM OPERATIONS:
  Net investment income      $   186,018 $  274,904  $      1,455   $   42,026  $    14,742  $    11,028 $ 1,748,710   $ 1,238,976
  Net realized gain
   on investments                125,689    147,014         3,706       12,701       21,377       14,357     787,162       678,135
  Net change in unrealized
    appreciation
(depreciation) on
    investments                  625,603      1,201       (25,944)     (79,472)      17,382        5,880   3,852,525     1,627,445
                               ----------  ----------  -------------  ----------  -----------  ----------  ------------  -----------

      Increase (decrease)
in net assets
        resulting  from          937,310    423,119       (20,783)     (24,745)      53,501       31,265   6,388,397     3,544,556
operations
                               ----------  ----------  -------------  ----------  -----------  ----------  ------------  -----------

FROM UNIT TRANSACTIONS:
  Variable annuity contract:
    Purchase payments            151,378     27,548        14,599       64,306       15,243        6,330     387,322       245,141
    Redemptions                 (458,152)  (497,539)      (25,916)     (69,788)     (68,363)     (63,230)  (4,661,901)   (6,248,100)
  Net transfers                  119,510     89,819         8,223       25,652       75,240       61,949
                               ----------  ----------  -------------  ----------  -----------  ----------  ------------  -----------

      Increase (decrease)
in net assets
        resulting  from         (187,264)  (380,172)       (3,094)      20,170       22,120        5,049   (4,274,579)   (6,002,959)
unit transactions
                               ----------  ----------  -------------  ----------  -----------  ----------  ------------  -----------

INCREASE (DECREASE) IN
NET ASSETS                       750,046     42,947       (23,877)      (4,575)      75,621       36,314   2,113,818     (2,458,403)

NET ASSETS:
  Beginning of year            4,411,091   4,368,144      350,408      354,983      347,539      311,225   36,846,446    39,304,849
                               ----------  ----------  -------------  ----------  -----------  ----------  ------------  -----------

  End of year                $ 5,161,137 $ 4,411,091 $    326,531   $  350,408  $   423,160  $   347,539 $ 38,960,264  $ 36,846,446
                               ==========  ==========  =============  ==========  ===========  ==========  ============  ===========







See notes to financial                                                                                                   (Continued)
statements.

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1997 and 1996
------------------------------------------------------------------------------------------------------------------------------------

                                          Bond                Corporate Bond             INVESCO ADR            INVESCO Balanced
                                  Investment Division       Investment Division      Investment Division      Investment Division
                                                                                                                      (A)
                                 -----------------------  ------------------------  -----------------------  -----------------------
                                    1997         1996        1997         1996         1997        1996         1997         1996
                                 -----------  ----------- -----------  -----------  ----------- -----------  -----------------------
Maxim Series III

FROM OPERATIONS:
  Net investment income        $    4,155   $    2,198      22,895   $   10,161   $    5,772          359  $   12,634   $       74
  Net realized gain (loss)
   on investments                    (217)         339         898          202       11,495        2,274         296
  Net change in unrealized
    appreciation
(depreciation) on
    investments                     1,001         (519)       (690)       2,860       13,460       18,790       8,044         (148)
                                 -----------  ----------- -----------  -----------  ----------- -----------  -----------  ----------

      Increase (decrease) in
net assets
        resulting  from             4,939        2,018      23,103       13,223       30,727       21,423      20,974          (74)
operations
                                 -----------  ----------- -----------  -----------  ----------- -----------  -----------  ----------

FROM UNIT TRANSACTIONS:
  Variable annuity contract:
    Purchase payments              35,790       41,713     138,392      142,965      225,162      135,916     190,216        3,658
    Redemptions                    (6,161)         (13)     (4,961)      (1,089)      (8,885)      (1,932)       (203)
  Net transfers                    (4,377)      (2,926)     21,382         (946)      25,246       18,762     190,529        9,660
                                 -----------  ----------- -----------  -----------  ----------- -----------  -----------  ----------

      Increase in net assets
resulting
        from unit transactions     25,252       38,774     154,813      140,930      241,523      152,746     380,542       13,318
                                 -----------  ----------- -----------  -----------  ----------- -----------  -----------  ----------

INCREASE IN NET ASSETS             30,191       40,792     177,916      154,153      272,250      174,169     401,516       13,244

NET ASSETS:
  Beginning of year                59,395       18,603     163,773        9,620      203,668       29,499      13,244
                                 -----------  ----------- -----------  -----------  ----------- -----------  -----------  ----------

  End of year                  $   89,586   $   59,395     341,689   $  163,773   $  475,918      203,668  $  414,760   $   13,244
                                 ===========  =========== ===========  ===========  =========== ===========  ===========  ==========
                                      (A)  The  Investment   Division  commenced
operations on October 31, 1996.






See notes to financial statements.                                                                                   (Continued)


MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1997 and 1996
------------------------------------------------------------------------------------------------------------------------------------

                                        INVESCO
                                    Small-Cap Growth             Mid-Cap                Money Market             Small-Cap Index
                                  Investment Division      Investment Division       Investment Division       Investment Division
                                 -----------------------  -----------------------  ------------------------  -----------------------
                                    1997        1996         1997         1996        1997         1996         1997        1996
                                 ----------- -----------  -----------  ----------- -----------  -----------  -----------  ----------
Maxim Series III

FROM OPERATIONS:
  Net investment income (loss) $    41,205     58,727   $   19,702   $   (9,118)     21,282   $    9,298   $   35,055   $   10,974
  Net realized gain (loss)
   on investments                    7,796     13,572      (19,901)      39,570           5                     6,399        3,379
  Net change in unrealized
    appreciation
(depreciation) on
    investments                     58,307    (53,489)      50,491      (36,244)         (5)           5       (4,664)      (1,228)
                                 ----------- -----------  -----------  ----------- -----------  -----------  -----------  ----------

      Increase (decrease) in
net assets
        resulting  from            107,308     18,810       50,292       (5,792)     21,282        9,303       36,790       13,125
operations
                                 ----------- -----------  -----------  ----------- -----------  -----------  -----------  ----------

FROM UNIT TRANSACTIONS:
  Variable annuity contract:
    Purchase payments              187,569    368,120       93,958      931,515     342,544      303,515       55,155      119,823
    Redemptions                     (9,025)      (654)     (33,886)     (13,648)    (47,563)      (2,904)        (367)          (6)
  Net transfers                      9,949    111,723     (507,078)     (64,886)    (24,558)    (150,207)       3,422      (13,677)
                                 ----------- -----------  -----------  ----------- -----------  -----------  -----------  ----------

      Increase (decrease) in
net assets
        resulting from unit        188,493    479,189     (447,006)     852,981     270,423      150,404       58,210      106,140
transactions
                                 ----------- -----------  -----------  ----------- -----------  -----------  -----------  ----------

INCREASE (DECREASE) IN
NET ASSETS                         295,801    497,999     (396,714)     847,189     291,705      159,707       95,000      119,265

NET ASSETS:
  Beginning of year                557,059     59,060     1,177,308     330,119     317,355      157,648      152,215       32,950
                                 ----------- -----------  -----------  ----------- -----------  -----------  -----------  ----------

  End of year                  $   852,860    557,059   $  780,594   $ 1,117,308    609,060   $  317,355   $  247,215   $  152,215
                                 =========== ===========  ===========  =========== ===========  ===========  ===========  ==========






See notes to financial                                                                                                   (Continued)
statements.

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1997 and 1996
------------------------------------------------------------------------------------------------------------------------------------

                                     Small-Cap Value             Stock Index              Total Return            T. Rowe Price
                                                                                                                  Equity/Income
                                   Investment Division       Investment Division      Investment Division      Investment Division
                                  -----------------------  ------------------------  -----------------------  ----------------------
                                     1997        1996         1997         1996        1997         1996         1997        1996
                                  ----------- -----------  -----------  ----------- -----------  -----------  ----------- ----------
Maxim Series III

FROM OPERATIONS:
  Net investment income (loss)  $   21,325         (54)  $   156,833  $    19,350      21,877  $    24,233  $    92,097       26,491
  Net realized gain
   on investments                       94          20        80,860        9,347      21,955        1,683       25,531        9,095
  Net change in unrealized
    appreciation
(depreciation) on
    investments                    (12,340)      2,935       485,887      123,478      59,714          812      237,954       76,299
                                  ----------- -----------  -----------  ----------- -----------  -----------  ----------- ----------

      Increase in net assets
        resulting  from              9,079       2,901       723,580      152,175     103,546       26,728      355,582      111,885
operations
                                  ----------- -----------  -----------  ----------- -----------  -----------  ----------- ----------

FROM UNIT TRANSACTIONS:
  Variable annuity contract:
    Purchase payments               16,272       9,987       591,844    1,502,538     154,095      233,246      469,165      574,980
    Redemptions                       (213)        (20)     (103,538)     (12,057)     (3,673)        (935)     (32,432)      (7,079
  Net transfers                      5,879                   201,638      189,433     (65,868)      18,009      244,718       95,467
                                  ----------- -----------  -----------  ----------- -----------  -----------  ----------- ----------

      Increase in net assets
resulting
        from unit transactions      21,938       9,967       689,944    1,679,914      84,554      250,320      681,451      663,368
                                  ----------- -----------  -----------  ----------- -----------  -----------  ----------- ----------

INCREASE IN NET ASSETS              31,017      12,868     1,413,524    1,832,089     188,100      277,048    1,037,033      775,253

NET ASSETS:
  Beginning of year                 20,965       8,097     2,056,563      224,474     390,671      113,623    1,027,276      252,023
                                  ----------- -----------  -----------  ----------- -----------  -----------  ----------- ----------

  End of year                   $   51,982      20,965   $ 3,470,087  $ 2,056,563     578,771  $   390,671  $ 2,064,309    1,027,276
                                  =========== ===========  ===========  =========== ===========  ===========  =========== ==========








See notes to financial                                                                                                    (Continued
statements.

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1997 and 1996
------------------------------------------------------------------------------------------------------------------------------------

                                     U.S. Government            VP Balanced           VP Capital Growth               Total
                                        Securities                                       Appreciation
                                   Investment Division      Investment Division      Investment Division        Maxim Series III
                                  -----------------------  -----------------------  -----------------------  -----------------------
                                    1997         1996         1997        1996         1997         1996        1997         1996
                                  ----------  -----------  -----------  ----------  -----------  ----------- -----------  ----------
Maxim Series III

FROM OPERATIONS:
  Net investment income         $    6,503  $     8,160  $   11,295   $    5,792  $     2,718  $    13,893     475,348  $   180,538
  Net realized gain (loss)
   on investments                     (630)      (3,256)      2,743        1,350      (18,558)      (2,953)    118,766       74,622
  Net change in unrealized
    appreciation (depreciation)
    on investments                   2,279       (1,320)     23,884       12,300       10,242      (22,156)    933,564      122,375
                                  ----------  -----------  -----------  ----------  -----------  ----------- -----------  ----------

      Increase (decrease) in
net assets
        resulting from               8,152        3,584      37,922       19,442       (5,598)     (11,216)  1,527,678      377,535
operations
                                  ----------  -----------  -----------  ----------  -----------  ----------- -----------  ----------

FROM UNIT TRANSACTIONS:
  Variable annuity contract:
    Purchase payments               61,892      166,825      30,157      171,225       95,085      156,340   2,687,296    4,862,366
    Redemptions                    (12,877)      (2,318)     (1,230)      (2,946)     (42,473)      (3,325)   (307,487)     (48,926)
  Net transfers                    (86,296)    (152,683)    (15,956)     (24,394)     (43,902)     (30,160)    (45,272)       3,175
                                  ----------  -----------  -----------  ----------  -----------  ----------- -----------  ----------

      Increase (decrease) in
net assets
        resulting from unit        (37,281)      11,824      12,971      143,885        8,710      122,855   2,334,537    4,816,615
transactions
                                  ----------  -----------  -----------  ----------  -----------  ----------- -----------  ----------

INCREASE (DECREASE) IN NET         (29,129)      15,408      50,893      163,327        3,112      111,639   3,862,215    5,194,150
ASSETS

NET ASSETS:
  Beginning of year                180,067      164,659     254,642       91,315      190,742       79,103   6,764,943    1,570,793
                                  ----------  -----------  -----------  ----------  -----------  ----------- -----------  ----------

  End of year                   $  150,938  $   180,067  $  305,535   $  254,642  $   193,854  $   190,742   10,627,158 $ 6,764,943
                                  ==========  ===========  ===========  ==========  ===========  =========== ===========  ==========








See notes to financial statements.                                                                                        (Concluded

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1997 AND 1996
-------------------------------------------------------------------

1.      HISTORY OF THE SERIES ACCOUNT

        The Maxim Series Account of Great-West Life & Annuity Insurance Company (the Series Account) is a separate account of Great-West Life & Annuity Insurance Company (the Company) and was established under Kansas law on June 24, 1981. In 1990, the Series Account was amended to conform to and comply with Colorado law in connection with the Company's redomestication to the State of Colorado. The Series Account is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940, as amended.

        The Series Account has various investment divisions which invest in shares of open-end management investment companies as follows:

              Investment Division                      Underlying Fund Investment
        --------------------------------  -----------------------------------------------------
        Maxim Series I:
           Money Market                      Maxim Series Fund, Inc. - Money Market
           Bond                              Maxim Series Fund, Inc. - Bond
           Stock Index                       Maxim Series Fund, Inc. - Stock Index
           Total Return                      Maxim Series Fund, Inc. - Total Return
           U.S. Government Securities        Maxim  Series  Fund,   Inc.  -  U.S.   Government
                                                  Securities

        Maxim Series II:
           Money Market                      Maxim Series Fund, Inc. - Money Market
           Bond                              Maxim Series Fund, Inc. - Bond
           Stock Index                       Maxim Series Fund, Inc. - Stock Index
           U.S. Government Securities        Maxim  Series  Fund,   Inc.  -  U.S.   Government
                                                  Securities
           Total Return                      Maxim Series Fund, Inc. - Total Return
           VP Capital Appreciation           American   Century   VP   Funds   -  VP   Capital
                                                  Appreciation
           VP Balanced                       American Century VP Funds - VP Balanced

        Maxim Series III:
           Bond                              Maxim Series Fund, Inc. - Bond
           Corporate Bond                    Maxim Series Fund, Inc. - Corporate Bond
           INVESCO ADR                       Maxim Series Fund, Inc. - INVESCO ADR
           INVESCO Balanced                  Maxim Series Fund, Inc. - INVESCO Balanced
           INVESCO Small-Cap Growth          Maxim  Series  Fund,  Inc.  -  INVESCO  Small-Cap
                                                  Growth
           Mid-Cap                           Maxim Series Fund, Inc. - Mid-Cap
           Money Market                      Maxim Series Fund, Inc. - Money Market
           Small-Cap Index                   Maxim Series Fund, Inc. - Small-Cap Index
           Small-Cap Value                   Maxim Series Fund, Inc. - Small-Cap Value
           Stock Index                       Maxim Series Fund, Inc. - Stock Index
           Total Return                      Maxim Series Fund, Inc. - Total Return
           T. Rowe Price Equity/Income       Maxim   Series   Fund,   Inc.  -  T.  Rowe  Price
                                                  Equity/Income
           U.S. Government Securities        Maxim  Series  Fund,   Inc.  -  U.S.   Government
                                                  Securities
           VP Balanced                       American Century VP Funds - VP Balanced
           VP Capital Appreciation           American   Century   VP   Funds   -  VP   Capital
                                                  Appreciation

        As of September 24, 1984, the administrative charges of the Series Account were changed by a vote of the Board of Directors. Contracts purchased through September 24, 1984 (Maxim I Series) were and will remain subject to the previous charges while contracts purchased after September 24, 1984 (Maxim II Series) are charged with the new amounts (see Note 3). As a result of changes in the administrative charges, the contracts purchased after September 24, 1984 are being accounted for separately.

        As of September 19, 1994, the Company began offering a new contract in the Series Account (Maxim III Series or MVP contracts). The administrative charges for these contracts differ from the administrative charges for contracts in the Maxim I Series and the Maxim II Series (see Note 3) and are therefore, accounted for separately.

2.      SIGNIFICANT ACCOUNTING POLICIES

        The following is a summary of significant accounting policies of the Series Account which are in accordance with the accounting principles generally accepted in the investment company industry:

        a. Security Transactions - Security transactions are recorded on the trade date. Cost of investments sold is determined on the basis of identified cost.

               Dividend income is accrued as of the ex-dividend date and expenses are accrued on a daily basis.

        b. Security Valuation - The investments in shares of the underlying funds are valued at the closing net asset value per share as determined by each portfolio at year end.

               The cost of investments represents shares of the underlying funds which were purchased by the Series Account. Purchases are made at the net asset value from net purchase payments or through reinvestment of all distributions from the underlying funds.

        c. Federal Income Taxes - The Series Account income is automatically applied to increase contract reserves. Under existing federal income tax law, this income is not taxed to the extent it is applied to increase reserves under a contract. The Company reserves the right to charge the Series Account for federal income taxes attributable to the Series Account if such taxes are imposed in the future.

        d.     Net  Transfers  -  Net  transfers   include   transfers   between
               investment divisions of the Series Account as well as transfers between other investment options of the Company.

3.      CHARGES UNDER THE CONTRACTS

        a. Contract Maintenance Charge - On the last valuation date of each contract year before the retirement date, the Company deducts from each participant account a maintenance charge of $30 for contracts purchased before September 24, 1984 and $35 for contracts purchased after September 24, 1984, as compensation for the administrative services provided to contract owners. To compensate the Company for administrative services for contracts issued after September 19, 1994, a contract maintenance charge of $27 is deducted from each participant account on the first day of each calendar year. If the account is established after the beginning of the year, the charge is deducted on the first day of the next calendar quarter and prorated for the portion of the year remaining.

        b. Charges Incurred for Total or Partial Surrenders - Certain contracts contain provisions relating to a contingent deferred sales charge. In such contracts, charges will be made for total or partial surrender of a participant annuity account in excess of the "free amount" before the retirement date by a deduction from a participant's account. The "free amount" for contracts purchased after September 19, 1994, is an amount equal to 10% of the participant account value at December 31 of the calendar year prior to the partial or total surrender.

        c. Deductions for Assumption of Mortality and Expense Risks - The Company deducts an amount, computed daily, from the
               --------------------------------------------------------
               net asset value of the Series Account investments, equal to an annual rate of 1.25% (1.00% allocable to mortality risk and .25% allocable to expense risk) for the contracts purchased before September 24, 1984. For contracts purchased after September 24, 1984 and through September 19, 1994, the annual rate is 1.4% (1.0% allocable to the mortality risk and .4% allocable to the expense risk). For contracts purchased after September 19, 1994, the annual rate is 1.25% (.85% allocable to the mortality risk and .4% allocable to the expense risk). This charge is designed to compensate the Company for its assumption of certain mortality, death benefit and expense risks. The level of this charge is guaranteed and will not change.

        d. Deductions for Premium Taxes - The Company currently will pay any applicable premium tax or other tax, levied by any government, when due. If the contract value is used to purchase an annuity under the annuity options, the dollar amount of any premium tax previously paid or payable upon annuitization by the Company will be charged against the contract value.

4.      RELATED-PARTY SERVICES

        The Company's parent, The Great-West Life Assurance Company, served as investment advisor to Maxim Series Fund, Inc. through October 31, 1996. Effective November 1, 1996, a wholly-owned subsidiary of the Company, GW Capital Management, Inc., serves as investment advisor. Fees are assessed against the average daily net asset value of the Funds to compensate GW Capital Management, Inc. for investment advisory services.

5.      COMPONENTS OF NET ASSETS APPLICABLE TO OUTSTANDING UNITS OF CAPITAL

        The following is a summary of the net assets applicable to outstanding units of capital at December 31, 1997, for each investment division.

                                                                               Total Maxim
                                                                                    I
                                                                                 Variable
                                                                                 Annuity
         Maxim Series I                                                          Contract
                                                   Units       Unit Value      Liabilities
                                               -------------  ---------------  --------------
         NET ASSETS APPLICABLE TO
         OUTSTANDING UNITS OF CAPITAL:
         Investment Division:
            Money Market\Non-Qualified          1,398.9073  $      22.565418 $      31,567
            Bond\Non-Qualified                  2,727.8729         35.647170        97,241
            Bond\Qualified                      188.9743           32.411372         6,125
            Stock Index\Qualified               175.1807           66.965596        11,731
            Total Return\Non-Qualified            2,299.9252       23.889028        54,943
                                                                               --------------

         TOTAL                                                               $     201,607
                                                                               ==============


5.      COMPONENTS OF NET ASSETS APPLICABLE TO OUTSTANDING UNITS OF CAPITAL
        [Continued]

        The following is a summary of the net assets applicable to outstanding units of capital at December 31, 1997, for each investment division.



                                                                                Total Maxim
                                                                                     II
                                                                                  Variable
                                                                                  Annuity
          Maxim Series II                                                         Contract
                                                  Units         Unit Value      Liabilities
                                               -------------  ---------------  --------------
          NET ASSETS APPLICABLE TO
         OUTSTANDING
          UNITS OF CAPITAL:
          Investment Division:
             Money Market\Non-Qualified          46,577.9056$      17.827890 $  830,386
             Money Market\Qualified              54,854.4038       17.605361    965,732
             Bond\Non-Qualified                  51,635.7422       26.361862    1,361,214
             Bond\Qualified                      54,547.8778       26.572392    1,449,468
             Stock Index\Non-Qualified          153,561.6091       54.086283    8,305,577
             Stock Index\Qualified              189,804.0565       54.892088    10,418,741
             U.S. Government                    244,602.7910       25.083675    6,135,537
         Securities/Non-Qualified
             U.S. Government                    144,275.8577       24.832852    3,582,781
         Securities/Qualified
             Total Return/Non-Qualified         211,352.1375       24.419609    5,161,137
             VP Capital Appreciation             25,957.2366       12.579566    326,531
             VP Balanced                         26,379.4943       16.041242    423,160
                                                                               --------------

          TOTAL                                                              $  38,960,264
                                                                               ==============

                                                                                Total Maxim
                                                                                    III
                                                                                 Variable
                                                                                  Annuity
         Maxim Series III                                                        Contract
                                                  Units         Unit Value      Liabilities
                                               -------------  ---------------  --------------
         NET ASSETS APPLICABLE TO
         OUTSTANDING UNITS OF CAPITAL:
         Investment Division:
            Bond                                 7,412.5558 $    12.085751   $      89,586
            Corporate Bond                      23,403.3005      14.600039         341,689
            INVESCO ADR                         31,948.0450      14.896622         475,918
            INVESCO Balanced                    32,937.6908      12.592263         414,760
            INVESCO Small-Cap Growth            44,396.7174      19.209978         852,860
            Mid-Cap                             49,565.3827      15.748774         780,594
            Money Market                        55,509.8768      10.972105         609,060
            Small-Cap Index                     14,918.0143      16.571551         247,215
            Small-Cap Value                      3,045.8716      17.066458          51,982
            Stock Index                        169,289.2268      20.497983       3,470,087
            Total Return                        36,689.1064      15.775021         578,771
            T. Rowe Price Equity/Income        106,469.2588      19.388777       2,064,309
            U.S. Government Securities          12,345.7811      12.225859         150,938
            VP Balanced                         20,447.2741      14.942560         305,535
            VP Capital Appreciation             16,591.5938      11.683859         193,854
                                                                               --------------

         TOTAL                                                               $  10,627,158
                                                                               ==============




6.      SELECTED DATA

        The following is a summary of selected data for a unit of capital of the Series Account at the beginning and end of the year and the number of units outstanding at December 31, 1997, 1996, 1995, 1994, and 1993, by investment division:

                                 Money Market    Money Market        Bond             Bond         Stock Index    Total Return
        Maxim Series I           Non-Qualified     Qualified     Non-Qualified     Qualified        Qualified     Non-Qualified
        --------------
                                -------------------------------------------------------------------------------------------------

        1997
        Beginning Unit Value         $  21.71                       $  33.71        $  30.69         $  51.56        $  19.59
                                =================================================================================================

        Ending Unit Value            $  22.57                       $  35.65        $  32.41         $  66.97        $  23.89
                                =================================================================================================

        Number of Units              1,398.91                       2,727.87          188.97           175.18        2,299.93
        Outstanding
                                =================================================================================================

        1996
        Beginning Unit Value         $  20.92                       $  32.74        $  29.81         $  43.05        $  17.75
                                =================================================================================================

        Ending Unit Value            $  21.71                       $  33.71        $  30.69         $  51.56        $  19.59
                                =================================================================================================

        Number of Units              1,402.43                       2,729.57          521.33           175.85        2,301.42
        Outstanding
                                =================================================================================================

        1995
        Beginning Unit Value         $  20.04        $  20.01       $  28.77        $  26.21         $  32.29        $  14.65
                                =================================================================================================

        Ending Unit Value            $  20.92       $    0.00       $  32.74        $  29.81         $  43.05        $  17.75
                                =================================================================================================

        Number of Units              2,022.86            0.00       2,732.24          523.12           176.42        2,301.96
        Outstanding
                                =================================================================================================

        1994
        Beginning Unit Value         $  19.54        $  19.51       $  29.84        $  27.18         $  32.65        $  15.24
                                =================================================================================================

        Ending Unit Value            $  20.04        $  20.01       $  28.77        $  26.21         $  32.29        $  14.65
                                =================================================================================================

        Number of Units              2,027.25          718.03       2,735.02        2,001.77         1,700.61        2,303.69
        Outstanding
                                =================================================================================================

        1993
        Beginning Unit Value         $  19.23        $  19.21       $  27.83        $  25.36         $  30.10        $  13.75
                                =================================================================================================

        Ending Unit Value            $  19.54        $  19.51       $  29.84        $  27.18         $  32.65        $  15.24
                                =================================================================================================

        Number of Units              2,031.80          720.03       2,738.15        2,004.45         2,221.73        1,192.30
        Outstanding
                                =================================================================================================


                                                                    (Continued)

        The following is a summary of selected data for a unit of capital of the Series Account at the beginning and end of the year and the number of units outstanding at December 31, 1997, 1996 1995, 1994, and 1993, by investment division:



                                 Money Market    Money Market       Bond           Bond       Stock Index   Stock Index
Maxim Series II                  Non-Qualified    Qualified     Non-Qualified    Qualified   Non-Qualified   Qualified
---------------
                                -----------------------------------------------------------------------------------------

1997
Beginning Unit Value                  $  17.18      $  16.96       $  24.97        $  25.17      $  41.48      $  42.10
                                ==========================================================================================

Ending Unit Value                     $  17.83      $  17.61       $  26.36        $  26.57      $  54.09      $  54.89
                                ==========================================================================================

Number of Units Outstanding        46,577.91       54,854.40      51,635.74       54,547.88    153,561.61     189,804.06
                                ==========================================================================================

1996
Beginning Unit Value                $  16.58        $  16.37       $  24.29        $  24.48      $  34.53      $  35.04
                                ==========================================================================================

Ending Unit Value                   $  17.18        $  16.96       $  24.97        $  25.17      $  41.48      $  42.10
                                ==========================================================================================

Number of Units Outstanding        64,049.31       61,373.56      64,147.08       88,677.28    159,266.26     202,398.63
                                ==========================================================================================

1995
Beginning Unit Value                 $ 15.90        $  15.71       $  21.37        $  21.54      $  25.81      $  26.19
                                ==========================================================================================

Ending Unit Value                   $  16.58        $  16.37       $  24.29        $  24.48      $  34.53      $  35.04
                                ==========================================================================================

Number of Units Outstanding        97,581.56      104,679.99      79,442.17      106,047.41    171,678.12     224,763.46
                                ==========================================================================================

1994
Beginning Unit Value                $  15.53        $  15.33       $  22.20        $  22.38      $  26.13      $  26.52
                                ==========================================================================================

Ending Unit Value                   $  15.90        $  15.71       $  21.37        $  21.54      $  25.81      $  26.19
                                ==========================================================================================

Number of Units Outstanding       125,420.05      127,897.77      95,366.99      113,313.38    219,588.42     263,158.31
                                ==========================================================================================

1993
Beginning Unit Value                $  15.31        $  15.12       $  20.74        $  20.90      $  24.12      $  24.48
                                ==========================================================================================

Ending Unit Value                   $  15.53        $  15.33       $  22.20        $  22.38      $  26.13      $  26.52
                                ==========================================================================================

Number of Units Outstanding       135,293.72      105,196.10     154,786.15      147,002.74    284,941.95     332,747.75

                                ==========================================================================================



                                  U.S.           U.S.
                               Government     Government                           VP
                               Securities     Securities     Total Return       Capital         VP
                              Non-Qualified     Qualified    Non-Qualified     Appreciation   Balanced

                              ----------------------------------------------   ---------------------------


Beginning Unit Value             $  23.44       $  23.20        $  20.05         $  13.19      $  14.04
                              =============================================   ===========================

Ending Unit Value                $  25.08       $  24.83        $  24.42         $  12.58      $  16.04
                              =============================================   ===========================

Number of Units Outstanding    244,602.79     144,275.86       211,352,14       25,957.24     26,379.49
                              =============================================   ===========================

1996
Beginning Unit Value             $  22.88       $  22.65        $  18.20         $  14.00      $  12.69
                              =============================================   ===========================

Ending Unit Value                $  23.44       $  23.20        $  20.05         $  13.19      $  14.04
                              =============================================   ===========================

Number of Units Outstanding    272,571.17     183,063.52      219,989.41        26,567.31     24,745.20
                              =============================================   ===========================

1995
Beginning Unit Value             $  19.98       $  19.78        $  15.04         $  10.82      $  10.62
                              =============================================   ===========================

Ending Unit Value                $  22.88       $  22.65        $  18.20         $  14.00      $  12.69
                              =============================================   ===========================

Number of Units Outstanding    325,518.95     228,062.15      239,974.08        25,359.37     24,517.40
                              =============================================   ===========================

1994
Beginning Unit Value             $  20.93       $  20.72        $  15.67         $  11.11      $  10.71
                              =============================================   ===========================

Ending Unit Value                $  19.98       $  19.78        $  15.04         $  10.82      $  10.62
                              =============================================   ===========================

Number of Units Outstanding    415,446.66     284,597.25      335,713.57        21,121.89     27,124.38
                              =============================================   ===========================

1993
Beginning Unit Value             $  19.41       $  19.21        $  14.16         $  10.20      $  10.08
                              =============================================   ===========================

Ending Unit Value                $  20.93       $  20.72        $  15.67         $  11.11      $  10.71
                              =============================================   ===========================

Number of Units Outstanding    649,198.60     417,423.10      438,337.99        44,619.57     33,951.49
                              =============================================   ===========================



        The following is a summary of selected data for a unit of capital of the Series Account at the beginning and end of the year and the number of units outstanding at December 31, 1997, 1996 1995, 1994, and 1993, by investment division:


                                                                                   INVESCO
                                                  Corporate   INVESCO    INVESCO  Small-Cap               Money    Small-Cap
         Maxim Series III                 Bond       Bond       ADR     Balanced    Growth    Mid-Cap     Market     Index
         ----------------
                                       ---------------------------------------------------------------------------------------
                                          (A)        (F)        (B)        (G)       (B)        (A)        (E)        (A)
         1997
         Beginning Unit Value            $  11.43   $  13.12   $  13.46   $  10.13  $  16.39   $  14.12   $  10.55   $  13.87
                                       =======================================================================================

         Ending Unit Value               $  12.09   $  14.60   $  14.90   $  12.59  $  19.21   $  15.75   $  10.97   $  16.57
                                       =======================================================================================

         Number of Units Outstanding     7,412.56  23,403.30  31,948.04  32,937.69 44,396.72  49,565.38  55,509.88  14,918.01
                                       =======================================================================================
         1996
         Beginning Unit Value            $  11.10   $  12.03   $  11.25   $  10.00  $  13.09   $  13.49   $  10.17   $  12.18
                                       =======================================================================================

         Ending Unit Value               $  11.43   $  13.12   $  13.46   $  10.13  $  16.39   $  14.12   $  10.55   $  13.87
                                       =======================================================================================

         Number of Units Outstanding     5,196.46  12,487.29  15,132.95   1,307.11 33,993.67  83,389.90  30,070.95  10,975.88
                                       =======================================================================================

         1995
         Beginning Unit Value           $    9.76   $  10.00   $  10.00             $  10.00   $  10.80   $  10.00  $    9.77
                                       =======================================================================================

         Ending Unit Value               $  11.10   $  12.03   $  11.25             $  13.09   $  13.49   $  10.17   $  12.18
                                       =======================================================================================

         Number of Units Outstanding     1,675.75     799.35   2,623.01             4,511.19  24,467.21  15,499.45   2,705.63
                                       =======================================================================================

         1994
         Beginning Unit Value            $  10.00                                              $  10.00              $  10.00
                                       =======================================================================================

         Ending Unit Value              $    9.76                                              $  10.80             $    9.77
                                       =======================================================================================

         Number of Units Outstanding       455.62                                              4,508.26                986.29
                                       =======================================================================================

                                       (A)  The  Investment  Division  commenced
                                       operations  on September  19, 1994,  at a
                                       unit value of $10.00.  (B) The Investment
                                       Division commenced  operations on January
                                       6, 1995,  at a unit value of $10.00.  (E)
                                       The   Investment    Division    commenced
                                       operations  on August 4, 1995,  at a unit
                                       value  of  $10.00.   (F)  The  Investment
                                       Division  commenced  operations on August
                                       8, 1995,  at a unit value of $10.00.  (G)
                                       The   Investment    Division    commenced
                                       operations on October 31, 1996, at a unit value of $10.00.



                                                          (Continued)

        The following is a summary of selected data for a unit of capital of the Series Account at the beginning and end of the year and the number of units outstanding at December 31, 1997, 1996 1995, 1994, and 1993, by investment division:

                                                                         T. Rowe
                                                                          Price      U.S.                     VP
                                       Small-Cap    Stock      Total     Equity/  Government       VP      Capital
         Maxim Series III                Value      Index      Return    Income   Securities    Balanced  Appreciation
         ----------------
                                       ------------------------------------------------------------------------------
                                          (D)        (A)        (A)        (B)       (C)          (A)        (C)
         1997
         Beginning Unit Value            $  13.51   $  15.70   $  12.94   $  15.24  $  11.41    $  13.06   $  12.23
                                       ======================================================  ======================

         Ending Unit Value               $  17.07   $  20.50   $  15.78   $  19.39  $  12.23    $  14.94   $  11.68
                                       ======================================================  ======================

         Number of Units Outstanding     3,045.87 169,289.23  36,689.11 106,469.26 12,345.78   20,447.27  16,591.59
                                       ======================================================  ======================

         1996
         Beginning Unit Value            $  11.60   $  13.05   $  11.72   $  12.92  $  11.12    $  11.79   $  12.94
                                       ======================================================  ======================

         Ending Unit Value               $  13.51   $  15.70   $  12.94   $  15.24  $  11.41    $  13.06   $  12.23
                                       ======================================================  ======================

         Number of Units Outstanding     1,551.40 130,996.47  30,202.42  67,415.13 15,784.10   19,490.47  15,595.65
                                       ======================================================  ======================

         1995
         Beginning Unit Value            $  10.00  $    9.74  $    9.67   $  10.00  $  10.00   $    9.85   $  10.00
                                       ======================================================  ======================

         Ending Unit Value               $  11.60   $  13.05   $  11.72   $  12.92  $  11.12    $  11.79   $  12.94
                                       ======================================================  ======================

         Number of Units Outstanding       697.92  17,200.32   9,694.71  19,500.37 14,812.67    7,745.10   6,110.86
                                       ======================================================  ======================

         1994
         Beginning Unit Value                       $  10.00   $  10.00                         $  10.00
                                       ======================================================  ======================

         Ending Unit Value                         $    9.74  $    9.67                        $    9.85
                                       ======================================================  ======================

         Number of Units Outstanding                2,306.48   2,085.24                           199.55
                                       ======================================================  ======================

(A) The Investment Division commenced operations on September 19, 1994, at a unit value of $10.00. (B) The Investment Division commenced operations on January 6, 1995, at a unit value of $10.00. (C) The Investment Division commenced operations on January 18, 1995, at a unit value of $10.00. (D) The Investment Division commenced operations on March 9, 1995, at a unit value of $10.00.







                                                 (Concluded)

7.      CHANGE IN SHARES

        The following is a summary of the net change in the total investment shares held in each of the respective underlying funds:

                                                                      For the year ended
                                                                         December 31,
                                                                   --------------------------
                                                                      1997          1996
                                                                   ------------  ------------
        Maxim Series I
        Maxim Series Fund,  - Money Market/Non-Qualified               1,148       (11,832)
        Inc.
        Maxim Series Fund,  - Bond/Non-Qualified                       4,016         3,659
        Inc.
        Maxim Series Fund,  - Bond/Qualified                          (8,218)          600
        Inc.
        Maxim Series Fund,  - Stock Index/Qualified                      166            17
        Inc.
        Maxim Series Fund,  - Total Return/Non-Qualified               1,332         2,133
        Inc.

        Maxim Series II
        Maxim Series Fund,  - Money Market/Non-Qualified            (269,108)     (515,801)
        Inc.
        Maxim Series Fund,  - Money Market/Qualified                 (74,449)     (670,956)
        Inc.
        Maxim Series Fund,  - Bond/Non-Qualified                    (203,925)     (238,899)
        Inc.
        Maxim Series Fund,  - Bond/Qualified                        (653,984)     (257,873)
        Inc.
        Maxim Series Fund,  - Stock Index/Non-Qualified               27,647      (197,576)
        Inc.
        Maxim Series Fund,  - Stock Index/Qualified                  (64,079)     (371,549)
        Inc.
        Maxim Series Fund,  - U.S. Government                       (324,104)     (811,859)
        Inc.                Securities/Non-Qualified
        Maxim Series Fund,  - U.S. Government                       (671,370)     (734,240)
        Inc.                Securities/Qualified
        Maxim Series Fund,  - Total Return/Non-Qualified              (6,329)      (75,371)
        Inc.
        American Century    - VP Balanced                               (449)        4,825
        VP Funds
        American Century    - VP Capital Appreciation                  5,323         1,939
        VP Funds

        Maxim Series III
        Maxim Series Fund,  - Bond                                    24,697        40,149
        Inc.
        Maxim Series Fund,  - Corporate Bond                         144,376       132,764
        Inc.
        Maxim Series Fund,  - INVESCO ADR                            171,026       124,589
        Inc.
        Maxim Series Fund,  - INVESCO Balanced                       317,094        12,732
        Inc.
        Maxim Series Fund,  - INVESCO Small-Cap Growth               145,977       349,181
        Inc.
        Maxim Series Fund,  - Mid-Cap                               (319,575)      590,752
        Inc.
        Maxim Series Fund,  - Money Market                           291,754       159,940
        Inc.
        Maxim Series Fund,  - Small-Cap Index                         73,420        94,971
        Inc.
        Maxim Series Fund,  - Small-Cap Value                         40,030         9,228
        Inc.
        Maxim Series Fund,  - Stock Index                            308,321       774,415
        Inc.
        Maxim Series Fund,  - Total Return                            76,513       203,992
        Inc.
        Maxim Series Fund,  - T. Rowe Price Equity/Income            464,415       516,525
        Inc.
        Maxim Series Fund,  - U.S. Government Securities             (29,483)       47,132
        Inc.
        American Century    - VP Balanced                              3,312        27,455
        VP Funds
        American Century    - VP Capital Appreciation                  1,401        12,712
        VP Funds




                         GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY




-------------------------------------------------------------------------------



                          CONSOLIDATED FINANCIAL STATEMENTS FOR THE
                         YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
                             AND INDEPENDENT AUDITORS' STATEMENT

                    GREAT-WEST   LIFE   &   ANNUITY   INSURANCE   COMPANY   (A
                      wholly-owned subsidiary of The Great-West Life Assurance Company)

                      Consolidated Financial Statements for the
                      Years Ended December 31, 1997, 1996, and 1995 and Independent Auditors' Report

INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholder of Great-West Life & Annuity Insurance Company:

We have audited the accompanying consolidated balance sheets of Great-West Life & Annuity Insurance Company (a wholly-owned subsidiary of The Great-West Life Assurance Company) and subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Great-West Life & Annuity Insurance Company and subsidiaries as of December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.




January 23, 1998

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 1997 AND 1996
(Dollars in Thousands)
------------------------------------------------------------------------------------------------------

ASSETS                                                                     1997              1996
------
                                                                       --------------   ---------------

INVESTMENTS:
  Fixed Maturities:
    Held-to-maturity,  at amortized cost (fair value $2,151,476 and $     2,082,716   $    1,992,681
$2,041,064)
    Available-for-sale,  at fair value  (amortized  cost $6,541,422       6,698,629        6,206,478
and $6,151,519)
  Common stock                                                               39,021           19,715
  Mortgage loans on real estate, net                                      1,235,594        1,487,575
  Real estate, net                                                           93,775           67,967
  Policy loans                                                            2,657,116        2,523,477
  Short-term  investments,  available-for-sale  (cost  approximates         399,131          419,008
fair value)
                                                                       --------------   ---------------

      Total Investments                                                  13,205,982       12,716,901

Cash                                                                        126,278          125,182
Reinsurance receivable                                                       84,364          196,958
Deferred policy acquisition costs                                           255,442          282,780
Investment income due and accrued                                           165,827          198,441
Other assets                                                                121,543           57,244
Premiums in course of collection                                             77,008           74,693
Deferred income taxes                                                       193,820          214,404
Separate account assets                                                   7,847,451        5,484,631
                                                                       --------------   ---------------









TOTAL ASSETS                                                        $    22,077,715   $   19,351,234
                                                                       ==============   ===============



See notes to consolidated financial statements.



-------------------------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDER'S EQUITY                                       1997              1996
------------------------------------
                                                                       --------------   ---------------

POLICY BENEFIT LIABILITIES:
    Policy reserves                                                  $   11,102,719   $   11,022,595
    Policy and contract claims                                              375,499          372,327
    Policyholders' funds                                                    165,106          153,867
    Experience refunds                                                       84,935           87,399
    Provision for policyholders' dividends                                   62,937           51,279

GENERAL LIABILITIES:
    Due to Parent Corporation                                               126,656          151,431
    Repurchase agreements                                                   325,538          286,736
    Commercial paper                                                         54,058           84,682
    Other liabilities                                                       605,032          488,818
    Undistributed earnings on
      participating business                                                141,865          133,255
    Separate account liabilities                                          7,847,451        5,484,631
                                                                       --------------   ---------------

      Total Liabilities                                                  20,891,796       18,317,020
                                                                       --------------   ---------------

STOCKHOLDER'S EQUITY:
    Preferred stock, $1 par value,
       50,000,000 shares authorized:
            Series A, cumulative, 1500 shares authorized,
              liquidation value of $100,000 per share,
              600 shares issued and outstanding                              60,000           60,000
            Series B, cumulative, 1500 shares authorized,
              liquidation value of $100,000 per share,
              200 shares issued and outstanding                              20,000           20,000
            Series C, cumulative, 1500 shares authorized,
              none outstanding
            Series D, cumulative, 1500 shares authorized,
              none outstanding
            Series E, non-cumulative, 2,000,000
              shares authorized, issued, and outstanding,                    41,800           41,800
              liquidation value of $20.90 per share
    Common stock, $1 par value; 50,000,000 shares authorized;
       7,032,000 shares issued and outstanding                                7,032            7,032
    Additional paid-in capital                                              690,748          664,265
    Unrealized gains (losses) on securities available-for-sale, net          52,807           14,951
    Retained earnings                                                       313,532          226,166
                                                                       --------------   ---------------

      Total Stockholder's Equity                                          1,185,919        1,034,214
                                                                       --------------   ---------------

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                           $   22,077,715   $   19,351,234

                                                                       ==============   ===============


GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME
YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
(Dollars in Thousands)
------------------------------------------------------------------------------------------------------

                                                             1997            1996            1995
                                                         -------------   -------------   -------------
REVENUES:
  Annuity contract charges and premiums                $     115,054   $      91,881   $      79,816
  Life, accident, and health premiums earned (net of
premiums
    ceded (recaptured) totaling $(94,646), $(104,250)
    and $60,880)                                           1,163,855       1,107,367         987,611
  Net investment income                                      897,572         836,642         835,046
  Net realized gains (losses) on investments                   9,800         (21,078)          7,465
                                                         -------------   -------------   -------------

                                                           2,186,281       2,014,812       1,909,938
                                                         -------------   -------------   -------------
BENEFITS AND EXPENSES:
  Life and other policy benefits (net of reinsurance
    recoveries totaling $44,871, $52,675,
    and $43,574)                                             543,903         515,750         557,469
  Increase in reserves                                       245,811         229,198          98,797
  Interest paid or credited to contractholders               527,784         561,786         562,263
  Provision for policyholders' share of earnings
(losses)
    on participating business                                  3,753              (7)          2,027
  Dividends to policyholders                                  63,799          49,237          48,150
                                                         -------------   -------------   -------------

                                                           1,385,050       1,355,964       1,268,706

  Commissions                                                102,150         106,561         122,926
  Operating expenses                                         419,616         336,719         314,810
  Premium taxes                                               23,108          25,021          26,884
                                                                         -------------   -------------
                                                         -------------
                                                           1,929,924       1,824,265       1,733,326

INCOME BEFORE INCOME TAXES                                   256,357         190,547         176,612
                                                         -------------   -------------   -------------

PROVISION FOR INCOME TAXES:
   Current                                                   103,794          77,134          88,366
   Deferred                                                   (6,197)        (21,162)        (39,434)
                                                         -------------   -------------   -------------

                                                              97,597          55,972          48,932
                                                         -------------   -------------   -------------

NET INCOME                                             $     158,760   $     134,575   $     127,680
                                                         =============   =============   =============












See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
(Dollars in Thousands)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Net
                                                                                         Additional  Unrealized
                                              Preferred Stock         Common Stock        Paid-In      Gains      Retained
                                  ---------------------- ---------------------
                                   Shares      Amount      Shares     Amount     Capital     (Losses)    Earnings       Total
                                  ----------  ---------- -----------  --------  ----------  -----------  ----------  ------------

BALANCE, JANUARY 1, 1995          2,000,800 $  121,800   7,032,000  $   7,032 $   657,265 $   (78,427) $    69,561 $   777,231

Change in net unrealized
gains (losses)                                                                                137,190                  137,190

Dividends                                                                                                  (48,980)    (48,980)

Net income                                                                                                 127,680     127,680
                                  ----------  ---------- -----------  --------  ----------  -----------  ----------  ------------

BALANCE, DECEMBER 31, 1995        2,000,800    121,800   7,032,000      7,032     657,265      58,763      148,261     993,121

Change in net unrealized
gains (losses)                                                                                 (43,812)                 (43,812)

Capital contributions                                                               7,000                                7,000

Dividends                                                                                                  (56,670)    (56,670)

Net income                                                                                                 134,575     134,575
                                  ----------  ---------- -----------  --------  ----------  -----------  ----------  ------------

BALANCE, DECEMBER 31, 1996        2,000,800    121,800   7,032,000      7,032     664,265      14,951      226,166   1,034,214

Change in net unrealized
gains (losses)                                                                                  37,856                   37,856

Capital contributions                                                              26,483                               26,483

Dividends                                                                                                  (71,394)    (71,394)

Net income                                                                                                 158,760     158,760
                                  ----------  ---------- -----------  --------  ----------  -----------  ----------  ------------

BALANCE, DECEMBER 31, 1997        2,000,800 $  121,800   7,032,000  $   7,032 $   690,748 $    52,807  $   313,532 $ 1,185,919
                                  ==========  ========== ===========  ========  ==========  ===========  ==========  ============


See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
(Dollars in Thousands)
------------------------------------------------------------------------------------------------------

                                                            1997             1996            1995
                                                        --------------   -------------   -------------

OPERATING ACTIVITIES:
    Net income                                        $      158,760   $      134,575  $      127,680
    Adjustments to reconcile net income to
      net cash provided by operating activities:
       Gain (loss) allocated to participating                  3,753               (7)          2,027
policyholders
       Amortization of investments                               409           15,518          26,725
       Realized losses (gains) on disposal of
investments
           and provisions for mortgage loans and              (9,800)          21,078          (7,465)
real estate
       Amortization                                           46,929           49,454          49,464
       Deferred income taxes                                  (6,224)         (20,258)        (39,763)
    Changes in assets and liabilities:
        Policy benefit liabilities                           498,114          358,393         346,975
        Reinsurance receivable                               112,594          136,966         (38,776)
        Accrued interest and other receivables                30,299           24,778         (17,617)
        Other, net                                            58,865           (8,076)          8,834
                                                        --------------   -------------   -------------
                 Net cash provided by operating              893,699          712,421         458,084
activities
                                                        --------------   -------------   -------------

INVESTING ACTIVITIES:
    Proceeds from sales, maturities, and
        redemptions of investments:
        Fixed maturities
             Held-to-maturity
                Sales                                                                          18,821
                Maturities and redemptions                   359,021          516,838         655,993
             Available-for-sale
                Sales                                      3,174,246        3,569,608       4,211,649
                Maturities and redemptions                   771,737          803,369         253,747
        Mortgage loans                                       248,170          235,907         260,960
        Real estate                                           36,624            2,607           4,401
        Common stock                                          17,211            1,888
    Purchases of investments:
        Fixed maturities
             Held-to-maturity                               (439,269)        (453,787)       (490,228)
             Available-for-sale                           (4,314,722)      (4,753,154)     (4,932,566)
        Mortgage loans                                        (2,532)         (23,237)           (683)
        Real estate                                          (64,205)         (15,588)         (5,302)
        Common stock                                         (29,608)         (12,113)         (4,218)
                                                        --------------   -------------   -------------
                 Net cash used in investing                 (243,327)        (127,662)        (27,426)
activities
                                                        --------------   -------------   -------------






                                                                                         (Continued)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
(Dollars in Thousands)
------------------------------------------------------------------------------------------------------

                                                             1997            1996            1995
                                                         -------------   -------------   -------------

FINANCING ACTIVITIES:
   Contract withdrawals, net of deposits               $    (577,538)  $    (413,568)  $    (217,190)
   Due to Parent Corporation                                 (19,522)          1,457          (9,143)
   Dividends paid                                            (71,394)        (56,670)        (48,980)
   Net commercial paper repayments                           (30,624)           (172)         (4,832)
   Net repurchase agreements (repayments) borrowings          38,802         (88,563)       (191,195)
   Capital contributions                                      11,000           7,000
                                                         -------------   -------------   -------------
              Net cash used in financing activities         (649,276)       (550,516)       (471,340)
                                                         -------------   -------------   -------------

NET INCREASE (DECREASE) IN CASH                                1,096          34,243         (40,682)

CASH, BEGINNING OF YEAR                                      125,182          90,939         131,621
                                                         -------------   -------------   -------------

CASH, END OF YEAR                                      $     126,278   $     125,182   $      90,939
                                                         =============   =============   =============


SUPPLEMENTAL DISCLOSURES OF CASH FLOW
INFORMATION
     Cash paid during the year for:
       Income taxes                                    $      86,829   $     103,700   $      83,841
       Interest                                               15,124          15,414          17,016






















See notes to consolidated financial statements.                     (Concluded)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995 (Amounts in Thousands, except Share Amounts)
--------------------------------------------------------------------------------

1.      ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

        Organization - Great-West Life & Annuity Insurance Company (the Company) is a wholly-owned subsidiary of The Great-West Life Assurance Company (the Parent Corporation). The Company is an insurance company domiciled in the State of Colorado. The Company offers a wide range of life insurance, health insurance, and retirement and investment products to individuals, businesses, and other private and public organizations throughout the United States.

        Basis of Presentation - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The consolidated financial statements include the accounts of the Company and its subsidiaries. All material intercompany transactions and balances have been eliminated in consolidation.

        Investments - Investments are reported as follows:

        1. Management determines the classification of fixed maturities at the time of purchase. Fixed maturities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity. Held-to-maturity securities are stated at amortized cost unless fair value is less than cost and the decline is deemed to be other than temporary, in which case they are written down to fair value and a new cost basis is established.

               Fixed maturities not classified as held-to-maturity are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the net unrealized gains and losses reported as a separate component of stockholder's equity. The net unrealized gains and losses in derivative financial instruments used to hedge available-for-sale securities are included in the separate component of stockholder's equity.

               The amortized cost of fixed maturities classified as held-to-maturity or available-for-sale is adjusted for amortization of premiums and accretion of discounts using the effective interest method over the estimated life of the related bonds. Such amortization is included in net investment income. Realized gains and losses, and declines in value judged to be other-than-temporary are included in net realized gains (losses) on investments.

        2. Mortgage loans on real estate are carried at their unpaid balances adjusted for any unamortized premiums or discounts and any valuation reserves. Interest income is accrued on the unpaid principal balance. Discounts and premiums are amortized to net investment income using the effective interest method. Accrual of interest is discontinued on any impaired loans where collection of interest is doubtful.

               The Company maintains an allowance for credit losses at a level that, in management's opinion, is sufficient to absorb possible credit losses on its impaired loans and to provide adequate provision for any possible future losses in the portfolio. Management's judgement is based on past loss experience, current and projected economic conditions, and extensive situational analysis of each individual loan. The measurement of impaired loans is based on the fair value of the collateral.

        3. Real estate is carried at the lower of cost or fair value, net of costs of disposal. Effective January 1, 1996, the Company adopted SFAS No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of". The implementation of this statement had no material effect on the Company's financial statements.

        4. Investments in common stock are carried at fair value.

        5. Policy loans are carried at their unpaid balances.

        6. Short-term investments include securities purchased with initial maturities of one year or less and are carried at amortized cost. The Company considers short-term investments to be available-for-sale and amortized cost approximates fair value.

        Gains and losses realized on disposal of investments are determined on a specific identification basis.

        Cash - Cash includes only amounts in demand deposit accounts.

        Deferred Policy Acquisition Costs - Policy acquisition costs, which consist of sales commissions and other costs that vary with and are primarily related to the production of new and renewal business, have been deferred to the extent recoverable. Deferred costs associated with the annuity products are being amortized over the life of the contracts in proportion to the emergence of gross profits. Retrospective adjustments of these amounts are made when the Company revises its estimates of current or future gross profits. Deferred costs associated with traditional life insurance are amortized over the premium paying period of the related policies in proportion to premium revenues recognized. Amortization of deferred policy acquisition costs totaled $44,298, $47,089, and $48,054 in 1997, 1996, and 1995, respectively.

        Separate Account - Separate account assets and related liabilities are carried at fair value. The Company's separate accounts invest in shares of Maxim Series Fund, Inc. and Orchard Series Fund, Inc., both diversified, open-end management investment companies which are affiliates of the Company, shares of other external mutual funds, or government or corporate bonds.

        Life Insurance and Annuity Reserves - Life insurance and annuity policy reserves with life contingencies of $5,741,596 and $5,242,753, at December 31, 1997 and 1996, respectively, are computed on the basis of estimated mortality, investment yield, withdrawals, future maintenance and settlement expenses, and retrospective experience rating premium refunds. Annuity contract reserves without life contingencies of $5,346,516 and $5,766,533, at December 31, 1997 and 1996, respectively, are established at the contractholder's account value.

        Reinsurance - Policy reserves ceded to other insurance companies are carried as reinsurance receivable on the balance sheet (See Note 3). The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

        Policy and Contract Claims - Policy and contract claims include provisions for reported claims in process of settlement, valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred and unreported based primarily on prior experience of the Company.

        Participating Fund Account - Participating life and annuity policy reserves are $3,901,297 and $3,591,077 at December 31, 1997 and 1996,
        respectively. Participating business approximates 50.5% and 50.3% of the Company's ordinary life insurance in force and 91.1% and 92.2% of ordinary life insurance premium income at December 31, 1997 and 1996, respectively.

        The liability for undistributed earnings on participating business was increased (decreased) by $8,610 and $(3,362) in 1997 and 1996, which represented $3,753 and $(7) of gains (losses) on participating business, increases (decreases) of $2,102 and $(2,924) to reflect the net change in unrealized gains on securities classified as available-for-sale, net of certain adjustments to policy reserves and income taxes, and increases (decreases) of $2,755 and $(431) due to reinsurance transactions (See Note 2).

        The amount of dividends to be paid from undistributed earnings on participating business is determined annually by the Board of Directors. Amounts allocable to participating policyholders are consistent with established Company practice.

        The Company has established a Participating Policyholder Experience Account (PPEA) for the benefit of all participating policyholders which is included in the accompanying consolidated balance sheet. Earnings associated with the operation of the PPEA are credited to the benefit of all participating policyholders. In the event that the assets of the PPEA are insufficient to provide contractually guaranteed benefits, the Company must provide such benefits from its general assets.

        The Company has also established a Participation Fund Account (PFA) for the benefit of the participating policyholders previously transferred to the Company from the Parent under an assumption reinsurance transaction. The PFA is part of the PPEA. Earnings derived from the operation of the PFA accrue solely for the benefit of the acquired participating policyholders.

        Recognition of Premium Income and Benefits and Expenses - Life insurance premiums are recognized as earned. Annuity premiums with life contingencies are recognized as received. Accident and health premiums are earned on a monthly pro rata basis. Revenues for annuity and other contracts without significant life contingencies consist of contract charges for the cost of insurance, contract administration, and surrender fees that have been assessed against the contract account balance during the period. Benefits and expenses on policies with life contingencies are associated with premium income by means of the provision for future policy benefit reserves, resulting in recognition of profits over the life of the contracts. The average crediting rate on annuity products was approximately 6.6%, 6.8%, and 7.2% in 1997, 1996, and 1995.

        Income Taxes - Income taxes are recorded using the asset and liability approach which requires, among other provisions, the recognition of deferred tax assets and liabilities for expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. In estimating future tax consequences, all expected future events (other than the enactments or changes in the tax laws or rules) are considered. Although realization is not assured, management believes it is more likely than not that the deferred tax asset, net of a valuation allowance, will be realized.

        Repurchase Agreements and Securities Lending - The Company enters into repurchase agreements with third-party broker-dealers in which the Company sells securities and agrees to repurchase substantially similar securities at a specified date and price. Such agreements are accounted for as collateralized borrowings. Interest expense on repurchase agreements is recorded at the coupon interest rate on the underlying securities. The repurchase fee received or paid is amortized over the term of the related agreement and recognized as an adjustment to investment income.

        The Company will implement Statement of Financial  Accounting  Standards
        (SFAS) No. 125 "Accounting for Transfer and Servicing of Financial Assets and Extinguishments of Liabilities" in 1998 as it relates to repurchase agreements and securities lending arrangements. Management estimates the effect of the change will not have a material affect on the Company's financial statements.

        Derivatives - The Company makes limited use of derivative financial instruments to manage interest rate, market, and foreign exchange risk. Such hedging activity consists of interest rate swap agreements, interest rate floors and caps, foreign currency exchange contracts and equity swaps. The differential paid or received under the terms of these contracts are recognized as an adjustment to net investment income on the accrual method. Gains and losses on foreign exchange contracts are deferred and recognized in net investment income when the hedged transactions are realized.

        Interest rate swap agreements are used to convert the interest rate on certain fixed maturities from a floating rate to a fixed rate. Interest rate swap transactions generally involve the exchange of fixed and floating rate interest payment obligations without the exchange of the underlying principal amount. Interest rate floors and caps are interest rate protection instruments that require the payment by a counter-party to the Company of an interest rate differential. The differential represents the difference between current interest rates and an agreed-upon rate, the strike rate, applied to a notional principal amount. Foreign currency exchange contracts are used to hedge the foreign exchange rate risk associated with bonds denominated in other than U.S. dollars. Equity swap transactions generally involve the exchange of variable market performance of a basket of securities for a fixed interest rate.

        Although derivative financial instruments taken alone may expose the Company to varying degrees of market and credit risk when used solely for hedging purposes, these instruments typically reduce overall market and interest rate risk. The Company controls the credit risk of its financial contracts through credit approvals, limits, and monitoring procedures. As the Company generally enters into transactions only with high quality institutions, no losses associated with non-performance on derivative financial instruments have occurred or are expected to occur.

2.      RELATED-PARTY TRANSACTIONS

        On June 30, 1997 the Company recaptured all remaining pieces of an individual participating insurance block of business previously reinsured to the Parent Corporation on December 31, 1992. The Company recorded, at estimated fair value, the following at June 30, 1997 as a result of this transaction:

         Assets                                         Liabilities and  Stockholder's
                                                        Equity
         -------                                        -------------------------------

         Cash                            $   160,000    Policy reserves                  $   155,798
         Bonds                                17,975    Due to parent corporation              9,373
         Other                                    60    Deferred income taxes                  2,719
                            Undistributed earnings on
                          participating business (855)
                                                        Stockholder's equity                  11,000
                                           -----------                                     ----------
                                         $   178,035                                     $   178,035
                                           ===========                                     ==========

        On  October  31,  1996  the  Company  recaptured  certain  pieces  of an
        individual   participating   insurance  block  of  business   previously
        reinsured to the Parent  Corporation  on December 31, 1992.  The Company
        recorded,  at estimated fair value, the following at October 31, 1996 as a result of this transaction:

         Assets                                         Liabilities and  Stockholder's
                                                        Equity
         -------                                        -------------------------------

         Cash                            $   162,000    Policy reserves                  $   164,839
         Mortgages                            19,753    Due to parent corporation              9,180
         Other                                   118    Deferred income taxes                  1,283
                            Undistributed earnings on
                          participating business (431)
                                                        Stockholder's equity                   7,000
                                           ===========                                     ==========
                                         $   181,871                                     $   181,871
                                           ===========                                     ==========



        Effective January 1, 1997 all employees of the U.S. operations of the Parent Corporation and the related benefit plans were transferred to the Company. All related employee benefit plan assets and liabilities were also transferred to the Company (see Note 9). The transfer did not have a material effect on the Company's operating expenses as the costs associated with the employees and the benefit plans were charged previously to the Company under administrative service agreements between the Company and the Parent Corporation.

        Prior to January 1997, the Parent Corporation administered, distributed, and underwrote business for the Company and administered the Company's investment portfolio under various administrative agreements. As of January 1, 1997, the Company performs these services for the U.S. operations of the Parent Corporation. The following represents allocations between the two companies for services provided pursuant to these service agreements:

                                                                    Years Ended December 31,
                                                            -----------------------------------------
                                                               1997           1996           1995
                                                            -----------    -----------    -----------

          Investment management revenue (expense)        $        801   $    (14,800)  $    (15,182)

          Administrative and underwriting revenue               6,292       (304,599)      (301,529)
          (payments)

        At December 31, 1997 and 1996, due to Parent Corporation includes $8,957 and $31,639 due on demand and $117,699 and $119,792 of notes payable which bear interest and mature at various dates through December 31, 2005. These notes may be prepaid in whole or in part at any time without penalty; the issuer may not demand payment before the maturity date. The due on demand to the Parent Corporation bears interest at the public bond rate (7.1% and 7.0% at December 31, 1997 and 1996, respectively) while the remainder bear interest at various rates ranging from 6.6% to 9.5%.

3.      REINSURANCE

        In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and co-insurance contracts. The Company retains a maximum of $1.5 million of coverage per individual life.

        Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. At December 31, 1997 and 1996, the reinsurance receivable had a carrying value of $84,364 and $196,958, respectively.

        Total reinsurance premiums assumed from the Parent Corporation were $1,712, $1,693, and $1,606 in 1997, 1996, and 1995, respectively.

        The  Company   considers   all  accident  and  health   policies  to  be
        short-duration contracts. The following schedule details life insurance in force and life and accident/health premiums:

                                     Assumed
                                                  Ceded       Primarily                   Percentage
                                                Primarily       From                      of Amount
                                                   to
                                   Gross       the Parent       Other          Net        Assumed to
                                   Amount      Corporation    Companies       Amount         Net
                                -------------  ------------  ------------  -------------  -----------

        December 31, 1997:
           Life insurance in
        force:
             Individual       $  24,598,679  $   4,040,398 $  3,667,235  $  24,225,516         15.1%
             Group               51,179,343                   2,031,477     53,210,820          3.8%
                                -------------  ------------  ------------  -------------
                 Total        $  75,778,022  $   4,040,398 $  5,698,712  $  77,436,336
                                =============  ============  ============  =============

           Premiums:
             Life insurance   $     361,093  $    (127,291)$     19,923  $     508,307          3.9%
             Accident/health        628,398         32,645       59,795        655,548          9.1%
                                -------------  ------------  ------------  -------------
               Total          $     989,491  $     (94,646)$     79,718  $   1,163,855
                                =============  ============  ============  =============

        December 31, 1996:
           Life insurance in
        force:
             Individual       $  23,409,823  $   5,246,079 $  3,482,118  $  21,645,862         16.1%
             Group               47,682,237                   1,817,511     49,499,748          3.7%
                                -------------  ------------  ------------  -------------
                 Total        $  71,092,060  $   5,246,079 $  5,299,629  $  71,145,610
                                =============  ============  ============  =============

           Premiums:
             Life insurance   $     334,127  $    (111,743)$     19,633  $     465,503          4.2%
             Accident/health        592,577          7,493       56,780        641,864          8.8%
                                -------------  ------------  ------------  -------------
               Total          $     926,704  $    (104,250)$     76,413  $   1,107,367
                                =============  ============  ============  =============

        December 31, 1995:
           Life insurance in
        force:
             Individual       $  22,388,520  $   7,200,882 $  3,476,784  $  18,664,422         18.6%
             Group               48,415,592                   1,954,313     50,369,905          3.9%
                                =============  ============  ============  =============
                 Total        $  70,804,112  $   7,200,882 $  5,431,097  $  69,034,327
                                =============  ============  ============  =============

           Premiums:
             Life insurance   $     339,342  $      51,688 $     21,028  $     308,682          6.8%
             Accident/health        623,626          9,192       64,495        678,929          9.5%
                                -------------  ------------  ------------  -------------
               Total          $     962,968  $      60,880 $     85,523  $     987,611
                                =============  ============  ============  =============





4.      NET INVESTMENT INCOME

         Net investment income is summarized as follows:

                                                               Years Ended December 31,
                                                    ------------------------------------------------
                                                         1997             1996            1995
                                                    ---------------  ---------------  --------------
           Investment income:
             Fixed maturities and short-term      $      633,975   $      601,913   $      591,561
         investments
             Mortgage loans on real estate               118,274          140,823          171,008
             Real estate                                  20,990            5,292            3,936
             Policy loans                                194,826          175,746          163,547
             Other                                        22,119            3,321
                                                    ---------------  ---------------  --------------

                                                         990,184          927,095          930,052

           Investment expenses, including
             interest on amounts charged
             by the Parent Corporation
             of $9,758, $11,282, and $10,778              92,612           90,453           95,006
                                                    ---------------  ---------------  --------------

           Net investment income                  $      897,572   $      836,642   $      835,046
                                                    ===============  ===============  ==============

5.      NET REALIZED GAINS (LOSSES) ON INVESTMENTS

         Net realized gains (losses) on investments are as follows:

                                                               Years Ended December 31,
                                                   -------------------------------------------------
                                                        1997             1996             1995
                                                   ---------------  ---------------  ---------------
           Realized gains (losses):
             Fixed Maturities                    $        15,966  $       (11,624) $        28,166
             Mortgage loans on real estate                 1,081            1,143            1,309
             Real estate                                     363                               (10)
             Provisions                                   (7,610)         (10,597)         (22,000)
                                                   ---------------  ---------------  ---------------

           Net realized gains (losses) on        $         9,800  $       (21,078) $         7,465
         investments
                                                   ===============  ===============  ===============





6.      SUMMARY OF INVESTMENTS

         Fixed maturities owned at December 31, 1997 are summarized as follows:


                                                        Gross       Gross     Estimated
                                           Amortized   Unrealized Unrealized    Fair    Carrying
                                             Cost       Gains      Losses      Value      Value
                                           ----------  ---------  ----------  --------- ----------

           Held-to-Maturity:
            U.S.  Treasury Securities
         and obligations
                of U.S. Government       $   25,883  $    1,186 $      25   $   27,044    25,883
         Agencies - Other:
            Collateralized mortgage           5,006         174                  5,180     5,006
         obligations
            Public utilities                245,394      11,214         3      256,605   245,394
            Corporate bonds                1,668,710     57,036     3,069     1,722,677 1,668,710
            Foreign governments              10,268         659                 10,927    10,268
            State and municipalities        127,455       1,588                129,043   127,455
                                                       ---------  ----------  ---------
                                           ----------                                   ----------

                                         $ 2,082,716 $   71,857 $   3,097   $ 2,151,476 2,082,716


           Available-for-Sale:
            U.S.  Treasury Securities
         and obligations
                of U.S. Government
         Agencies:
                   Collateralized        $  652,975  $   17,339 $     310   $  670,004    670,004
         mortgage obligations
                   Direct mortgage
         pass-through
                        certificates        917,216       7,911     2,668      922,459    922,459
                   Other                    297,337       1,794       244      298,887    298,887
            Collateralized mortgage         682,158      19,494     1,453      700,199    700,199
         obligations
            Public utilities                549,435       8,716     1,320      556,831    556,831
            Corporate bonds                3,265,039    107,740     4,350     3,368,429 3,368,429
            Foreign governments             131,586       4,115        60      135,641    135,641
            State and municipalities         45,676         503                 46,179     46,179
                                                                                        ----------
                                           ----------  ---------  ----------  ---------

                                         $ 6,541,422 $  167,612 $  10,405   $ 6,698,629 6,698,629
                                           ==========  =========  ==========  ========= ==========





6.      SUMMARY OF INVESTMENTS [Continued]

         Fixed maturities owned at December 31, 1996 are summarized as follows:


                                                        Gross       Gross     Estimated
                                           Amortized   Unrealized Unrealized    Fair     Carrying
                                             Cost       Gains      Losses      Value      Value
                                           ----------  ---------  ----------  ---------  ---------

           Held-to-Maturity:
            U.S.  Treasury Securities
         and obligations
                of U.S. Government       $   10,935  $      630 $       106 $   11,459 $   10,935
         Agencies - Other:
            Public utilities                284,954      12,755         320    297,389    284,954
            Corporate bonds                1,634,745     41,195       7,360   1,668,580  1,634,745
            Foreign governments              12,577         556           3     13,130     12,577
            State and municipalities         49,470       1,051          15     50,506     49,470
                                                       ---------  ----------  ---------
                                           ----------                                    ---------

                                         $ 1,992,681 $   56,187 $     7,804 $ 2,041,064$ 1,992,681
                                           ==========  =========  ==========  =========  =========


           Available-for-Sale:
            U.S.  Treasury Securities
         and obligations
                of U.S. Government
         Agencies:
                   Collateralized        $  658,612  $    8,058 $     3,700 $  662,970 $  662,970
         mortgage obligations
                   Direct mortgage
         pass-through
                        certificates        844,291       5,093      10,908    838,476    838,476
                   Other                    359,220         596       2,686    357,130    357,130
            Collateralized mortgage         614,773      13,619       3,553    624,839    624,839
         obligations
            Public utilities                628,382       6,523       5,375    629,530    629,530
            Corporate bonds                2,907,875     56,551       5,250   2,959,176  2,959,176
            Foreign governments             110,013       1,762       5,673    106,102    106,102
            State and municipalities         28,353          21         119     28,255     28,255
                                                                                         ---------
                                           ----------  ---------  ----------  ---------

                                         $ 6,151,519 $   92,223 $    37,264 $ 6,206,478$ 6,206,478
                                           ==========  =========  ==========  =========  =========

        The collateralized mortgage obligations consist primarily of sequential and planned amortization classes with final stated maturities of two to thirty years and average lives of less than one to fifteen years. Prepayments on all mortgage-backed securities are monitored monthly and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities is adjusted by such prepayments.

        In November 1995, the Financial Accounting Standards Board issued a special report entitled "A Guide to Implementation of Statement of Financial Accounting Standards No. 115 (SFAS No. 115) on Accounting for Certain Investments in Debt and Equity Securities". In accordance with the adoption of this guidance, the Company reassessed the classification of its investment portfolio in December 1995 and reclassed securities totalling $2,119,814 from held-to-maturity to available-for-sale. In connection with this reclassification, an unrealized gain, net of related adjustments, of $23,449 was recognized in stockholder's equity at the date of transfer.

        See Note 8 for additional information on policies regarding estimated fair value of fixed maturities.

        The amortized cost and estimated fair value of fixed maturity investments at December 31, 1997, by projected maturity, are shown below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                 Held-to-Maturity          Available-for-Sale
                                             -------------------------  -------------------------
                                              Amortized    Estimated     Amortized    Estimated
                                                Cost       Fair Value      Cost       Fair Value
                                             ------------  -----------  ------------  -----------
        Due in one year or less            $   286,088   $   290,164  $   447,703   $   462,719
        Due after one year through five        787,376       809,237    1,182,390     1,209,692
        years
        Due after five years through ten       718,818       751,753      842,019       865,153
        years
        Due after ten years                    129,957       137,190      447,642       466,949
        Mortgage-backed securities               5,006         5,180    2,252,349     2,292,662
        Asset-backed securities                155,471       157,952    1,369,319     1,401,454
                                             ------------  -----------
                                                           ===========  ============  ===========
                                           $ 2,082,716   $ 2,151,476  $ 6,541,422   $ 6,698,629
                                             ============  ===========  ============  ===========

        Proceeds from sales of securities available-for-sale were $3,174,246, $3,569,608, and $4,211,649 during 1997, 1996, and 1995, respectively.
        The realized gains on such sales totaled $20,543, $24,919, and $39,755 for 1997, 1996, and 1995, respectively. The realized losses totaled $10,643, $40,748, and $15,516 for 1997, 1996, and 1995, respectively.
        During 1997, 1996, and 1995 held-to-maturity securities with an amortized cost of $0, $0, and $18,087 were sold due to credit deterioration with insignificant realized gains and losses.

        At December 31, 1997 and 1996, pursuant to fully collateralized securities lending arrangements, the Company had loaned $162,817 and $230,419 of fixed maturities, respectively.

        The Company engages in hedging activities to manage interest rate and exchange risk. The following table summarizes the 1997 financial hedge instruments:

                                              Notional          Strike/Swap
        December 31, 1997                      Amount              Rate               Maturity
        ---------------------------------  --------------- ----------------------  ---------------

        Interest Rate Floor              $ 100,000             4.5% (LIBOR)             1999
        Interest Rate Caps                 565,000         6.75% to 11.82%(CMT)     1999 to 2002
        Interest Rate Swaps                212,139            6.20% to 9.35%          01/98 to
                                                                                           02/2003
        Foreign    Currency     Exchange   57,168                   N/A               09/98 to
                Contracts                                                                  07/2006
        Equity Swap                        100,000                 5.64%               12/98

        The following table summarizes the 1996 financial hedge instruments:

                                              Notional          Strike/Swap
        December 31, 1996                      Amount              Rate               Maturity
        ---------------------------------  --------------- ----------------------  ---------------

        Interest Rate Floor              $ 100,000             4.5% [LIBOR]             1999
        Interest Rate Caps                 260,000         11.0% to 11.82%[CMT]     2000 to 2001
        Interest Rate Swaps                187,847            6.20% to 9.35%          01/98 to
                                                                                           02/2003
        Foreign    Currency     Exchange   61,012                   N/A               09/98 to
                Contracts                                                                  03/2003

        LIBOR  - London Interbank Offered Rate
        CMT    - Constant Maturity Treasury Rate


        The Company has established specific investment guidelines designed to emphasize a diversified and geographically dispersed portfolio of mortgages collateralized by commercial and industrial properties located in the United States. The Company's policy is to obtain collateral sufficient to provide loan-to-value ratios of not greater than 75% at the inception of the mortgages. At December 31, 1997 approximately 32% and 10% of the Company's mortgage loans were collateralized by real estate located in California and Michigan, respectively.

        The following represents impairments and other information with respect to impaired loans:

                                                                             1997         1996
                                                                          -----------  -----------

           Loans with related allowance for credit losses of $2,493 and  $  13,193   $   16,443
         $2,793
           Loans with no related allowance for credit losses                20,013       31,709
           Average balance of impaired loans during the year                37,890       39,064
           Interest income recognized [while impaired]                       2,428          923
           Interest income received and recorded [while impaired] using the cash
              basis method of recognition                                    2,484        1,130

        As part of an active loan management policy and in the interest of maximizing the future return of each individual loan, the Company may from time to time alter the original terms of certain loans. These restructured loans, all performing in accordance with their modified terms that are not impaired, aggregated $64,406, and $68,254 at December
        31, 1997, and 1996, respectively.

        The following table presents changes in the allowance for credit losses:

                                                   1997             1996               1995
                                              ---------------- ----------------   ----------------
         Balance, beginning of year         $      65,242           63,994     $       57,987                                     $
         Provision for loan losses                  4,521            4,470             15,877
         Chargeoffs                                (2,521)          (3,468)           (10,480)
         Recoveries                                                    246                610
                                              ================ ================   ================
         Balance, end of year               $      67,242           65,242     $       63,994                                     $
                                              ================ ================   ================

7.      COMMERCIAL PAPER

        The Company has a commercial paper program which is partially supported by a $50,000 standby letter-of-credit. At December 31, 1997, commercial paper outstanding has maturities ranging from 41 to 99 days and interest rates ranging from 5.6% to 5.8%. At December 31, 1996, maturities ranged from 49 to 123 days and interest rates ranged from 5.4% to 5.6%.





8.      ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

        The following table provides estimated fair value for all assets and liabilities and hedge contracts considered to be financial instruments:

                                  December 31,
                                        -------------------------------------------------------
                                                  1997                         1996
                                       ----------------------------  --------------------------
                                                                                   Estimated
                                        Carrying       Estimated      Carrying        Fair
                                         Amount       Fair Value       Amount        Value
                                       ------------  --------------  -----------  -------------
        ASSETS:
          Fixed maturities and
        short-term
            investments              $ 9,180,476   $  9,249,235    $ 8,618,167  $  8,666,550
          Mortgage loans on real       1,235,594      1,261,949      1,487,575     1,506,162
        estate
          Policy loans                 2,657,116      2,657,116      2,523,477     2,523,477
          Common stock                    39,021         39,021         19,715        19,715

        LIABILITIES:
          Annuity contract reserves
            without life               5,346,516      5,373,818      5,766,533     5,808,095
                contingencies
          Policyholders' funds           165,106        165,106        153,867       153,867
          Due to Parent Corporation      126,656        124,776        151,431       154,479
          Repurchase agreements          325,538        325,538        286,736       286,736
          Commercial paper                54,058         54,058         84,682        84,682

         HEDGE CONTRACTS:
          Interest rate floor                 25             25             62           124
          Interest rate cap                  130            130            173           173
          Interest rate swaps              4,265          4,265          4,746         4,746
          Foreign currency exchange        3,381          3,381         (8,954)       (8,954)
                contracts
          Equity swaps                       856            856

        The estimated fair value of financial instruments has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented are not necessarily indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

        The estimated fair value of fixed maturities that are publicly traded are obtained from an independent pricing service. To determine fair value for fixed maturities not actively traded, the Company utilized discounted cash flows calculated at current market rates on investments of similar quality and term.

        Mortgage loans fair value estimates generally are based on a discounted cash flow basis. A discount rate "matrix" is incorporated whereby the discount rate used in valuing a specific mortgage generally corresponds to that mortgage's remaining term. The rates selected for inclusion in the discount rate "matrix" reflect rates that the Company would quote if placing loans representative in size and quality to those currently in the portfolio.

        Policy loans accrue  interest  generally at variable rates with no fixed
        maturity  dates  and,  therefore,   estimated  fair  value  approximates
        carrying value.

        The fair value of annuity contract reserves without life contingencies is estimated by discounting the cash flows to maturity of the contracts, utilizing current credited rates for similar products.

        The estimated fair value of policyholders' funds is the same as the carrying amount as the Company can change the crediting rates with 30 days notice.

        The estimated fair value of due to Parent Corporation is based on discounted cash flows at current market spread rates on high quality investments.

        The carrying value of repurchase agreements and commercial paper is a reasonable estimate of fair value due to the short-term nature of the liabilities.

        The estimated fair value of financial hedge instruments, all of which are held for other than trading purposes, is the estimated amount the Company would receive or pay to terminate the agreement at each year-end, taking into consideration current interest rates and other relevant factors. Included in the net gain position for interest rates swaps are $0 and $160 of unrealized losses in 1997 and 1996, respectively. Included in the net loss position for foreign currency exchange contracts are $0 and $8,954 of loss exposures in 1997 and 1996, respectively.

9.      EMPLOYEE BENEFIT PLANS

        Effective January 1, 1997, all employees of the U.S. operations of the Parent Corporation and the related benefit plans were transferred to the Company. See Note 2 for further discussion.

        The Company's defined benefit pension plan (pension plan) covers substantially all of its employees. The benefits are based on years of service, age at retirement, and the compensation during the last seven years of employment. The Company's funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future. Investments of the pension plan are managed by the Company and invested primarily in investment contracts and separate accounts.

        The Company's Parent had previously accounted for the pension plan under the Canadian Institute of Chartered Accountants (CICA) guidelines and had recorded a prepaid pension asset of $19,091. As generally accepted accounting principles do not materially differ from CICA guidelines and the transfer is between related parties, the prepaid pension asset was transferred at cost. As a result, the Company recorded the following effective January 1, 1997:

         Prepaid pension cost     $      19,091       Undistributed earnings   $       3,608
                                                      on
                                                          participating
                                                      business
                                                      Stockholder's equity            15,483
                                     ===============                              ==============
                                  $      19,091                                $      19,091
                                     ===============                              ==============

        The Company adopted Statement of Financial  Accounting  Standards (SFAS)
        No. 87, "Employers Accounting for Pensions" effective January 1, 1997, immediately following the transfer. The following table sets forth the pension plan's funded status and amounts at December 31, 1997, in accordance with SFAS No. 87:

         Actuarial present value of accumulated benefit obligation,
                 including vested benefits of $88,235                          $     91,387

         Actuarial present value of projected benefit obligation
                 for service rendered to date                                       112,331
         Plan assets at fair value                                                  162,422
                                                                                 --------------
         Plan assets in excess of projected benefit obligation                       50,091
         Unrecognized net (gain) loss from past experience
                 different from that assumed                                         (8,595)
         Unrecognized net obligation being recognized over 15 years                 (21,198)
                                                                                 --------------

         Prepaid pension cost included in other assets                         $     20,298
                                                                                 ==============

        The weighted-average discount rate and rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation were 7.0% and 4.5%, respectively.





        Components of net pension cost for the year ended December 31, 1997 were as follows:

          Service cost - benefits earned during the period                      $           5,491
          Interest accrued on projected benefit obligation                                  7,103
          Return on plan assets                                                           (28,072)
          Net amortization and deferral                                                    14,271
                                                                                   ---------------

          Net pension benefit                                                   $          (1,207)
                                                                                   ===============


        The Company also sponsors a post-retirement medical plan (medical plan) which provides health benefits to employees who have worked for 15 years and attained age 65 while in service with the Company. The medical plan is contributory and contains other cost sharing features which may be adjusted annually for the expected general inflation rate. The Company's policy will be to fund the cost of the medical plan benefits in amounts determined at the discretion of management. The Plan as of January 1, 1997 was not funded. The Parent Company was not required under CICA guidelines to record any liability related to the Plan.

        Effective  January 1, 1997,  on the date of  transfer,  the  Company has adopted SFAS No. 106,  "Post-retirement  Benefits Other Than  Pensions."
        The Company has elected to delay recognition of the unfunded accumulated
        post-retirement   benefit   obligation  and  has  set  up  a  transition
        obligation to be amortized over 20 years.

        The following table sets forth the medical plan status of December 31, 1997:

          Accumulated post-retirement benefit obligation:
             Retirees                                                           $         4,985
             Fully eligible active plan participants                                      2,438
             Other active plan participants                                              12,031
                                                                                   ---------------
                                                                                         19,454
          Unrecognized net gain (loss) from past experience different from               (1,500)
          that assumed
          Unrecognized net transition obligation at December 31, 1997,
             being recognized over 20 years                                             (15,352)
                                                                                   ---------------

          Accrued post-retirement benefit obligation included in other          $         2,602
          liabilities
                                                                                   ===============

        For measurement purposes, a 7.5% annual rate of increase in the per capita cost of covered health care benefits was assumed. The health care cost trend rate assumption has a significant effect on the amounts reported. To illustrate, increasing the assumed health care cost trend rates by 1% in each year would increase the accumulated post-retirement benefit obligation as of December 31, 1997 by $3,847.

        The weighted average discount rate used in determining the accumulated post-retirement benefit obligation was 7.0%.

        Components of net other post-retirement  benefit cost for the year ended
December 31, 1997 were as follows:

          Service cost - benefits earned during the year                        $       1,158
          Interest accrued on benefits obligation                                       1,191
          Net amortization and deferral                                                   808
                                                                                   ---------------

          Net other post-retirement benefit cost                                $       3,157
                                                                                   ===============

        The Company sponsors a defined contribution 401(k) retirement plan which provides eligible participants with the opportunity to defer up to 15% of compensation. The Company matches 50% of the first 5% of participant contributions. Company contributions for the year ended December 31, 1997 totalled $3,475.

10.     FEDERAL INCOME TAXES

        The following is a reconciliation between the federal income tax rate and the Company's effective rate:

                                                         1997         1996         1995
                                                        --------     --------     --------
         Federal tax rate                                   35.0 %       35.0 %       35.0 %
         Change in tax rate resulting from:
            Settlement of prior years tax                   (6.5)        (4.7)
            Provision for contingencies                      8.4
            Change in valuation allowance                                 0.8         (7.8)
            Investment income not subject to                (0.3)        (1.0)        (0.5)
            federal tax
            State and environmental taxes                    0.6          0.7          0.7
            Other, net                                       0.9         (1.4)         0.3
                                                        ========     ========     ========
         Total                                              38.1 %       29.4 %       27.7 %
                                                        ========     ========     ========

        Temporary differences which give rise to the deferred tax assets and liabilities as of December 31, 1997 and 1996 are as follows:

                                                   1997                        1996
                                         --------------------------  --------------------------
                                          Deferred    Deferred Tax    Deferred    Deferred Tax
                                         Tax Asset     Liability     Tax Asset     Liability
                                         -----------  -------------  -----------  -------------
        Policyholder reserves             163,975   $              $  151,239   $
        Deferred policy acquisition                      47,463                      57,031
           costs
        Deferred acquisition cost          79,954                      70,413
           proxy tax
        Investment assets                   2,226                      35,658
        Net operating loss                  9,427                      12,295
           carryforwards
        Other                                            10,729         5,366
                                         -----------  -------------  -----------  -------------
             Subtotal                     255,582        58,192       274,971        57,031
        Valuation allowance                (3,570)                     (3,536)
                                         ===========  =============  ===========  =============
             Total Deferred Taxes         252,012   $    58,192    $  271,435   $    57,031
                                         ===========  =============  ===========  =============

        Amounts related to investment assets above include $30,085 and $8,530 related to the unrealized gains on the Company's fixed maturities available-for-sale at December 31, 1997 and 1996, respectively.

        The Company files a separate tax return and, therefore, losses incurred by subsidiaries cannot be offset against operating income of the Company. At December 31, 1997, the Company's subsidiaries have approximately $26,934 of net operating loss carryforwards, expiring through the year 2011. The tax benefit of subsidiaries' net operating loss carryforwards, net of a valuation allowance of $3,570 and $3,536 are included in the deferred tax assets at December 31, 1997 and 1996, respectively.

        The Company's valuation allowance was increased/(decreased) in 1997, 1996, and 1995 by $34, $1,463, and $(13,145), respectively, as a result of the re-evaluation by management of future estimated taxable income in the subsidiaries.

        Under pre-1984 life insurance company income tax laws, a portion of life insurance company gain from operations was not subject to current income taxation but was accumulated, for tax purposes, in a memorandum account designated as "policyholders' surplus account." The aggregate accumulation in the account is $7,742 and the Company does not anticipate any transactions which would cause any part of the amount to become taxable. Accordingly, no provision has been made for possible future federal income taxes on this accumulation.

        Pursuant to a December 31, 1993 agreement between the Company and its Parent whereby the Company assumed responsibility for the Parent Corporation's income tax liability for fiscal years prior to 1994, the Company had previously recorded a contingent liability provision. The Company's 1997 and 1996 results of operations include a release of $47,750 and $25,600 from the provision, to reflect the resolution of certain tax issues related to 1990 - 1991 and 1988 - 1989 audit years, respectively, with the Internal Revenue Service (IRS). In addition, in 1997 the tax provision was increased for contingent items related to open tax years. The IRS is currently auditing tax years 1992 and 1993. In the opinion of Company management, the amounts paid or accrued are adequate; however, it is possible that the Company's accrued amounts may change as a result of the completion of the IRS audits.

11.     STOCKHOLDER'S EQUITY, DIVIDEND RESTRICTIONS, AND OTHER MATTERS

        All of the Company's outstanding series of preferred stock are owned by the Parent Corporation. The dividend rate on the Series A Stated Rate Auction Preferred Stock (STRAPS) is 7.3% through December 30, 2002. The Series A STRAPS are redeemable at the option of the Company on or after December 29, 2002 at a price of $100,000 per share, plus accumulated and unpaid dividends.

        Through December 30, 1997, the Series B STRAPS had a dividend rate of 5.8%. Thereafter, short-term dividend periods of approximately 49 days will be in effect. The dividend rate for each short-term dividend period will be determined in accordance with a formula set out in the share conditions. The Series B STRAPS are redeemable at the option of the Company at the end of any short-term dividend period, at a price of $100,000 per share, plus accumulated and unpaid dividends.

        The Company's Series E 7.5% non-cumulative, non-redeemable preferred shares are redeemable by the Company after April 1, 1999. The shares are convertible into common shares at the option of the holder on or after September 30, 1999, at a conversion price negotiated between the holder and the Company or at a formula determined conversion price in accordance with the share conditions.

        The Company's net income and capital and surplus, as determined in accordance with statutory accounting principles and practices for December 31 are as follows:

                                                   1997            1996             1995
                                               --------------  --------------  ---------------
                                                (Unaudited)

        Net Income                           $   181,312     $   180,634     $   114,931
        Capital and Surplus                      759,429         713,324         653,479

        The maximum amount of dividends which can be paid to stockholders by insurance companies domiciled in the State of Colorado is subject to restrictions relating to statutory surplus and statutory net gain from operations. Statutory surplus and net gains from operations at December 31, 1997 were $759,429 and $180,834 (unaudited), respectively. The Company should be able to pay up to $180,834 (unaudited) of dividends in 1998.

        Dividends of $8,854, $8,587, and $9,217, were paid on preferred stock in 1997, 1996, and 1995, respectively. In addition, dividends of $62,540, $48,083, and $39,763, were paid on common stock in 1997, 1996 and 1995,
        respectively.   Dividends  are  paid  as  determined  by  the  Board  of
        Directors.

        The Company is involved in various legal proceedings which arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the resolution of these proceedings should not have a material adverse effect on its financial position or results of operations.

                                            PART C
                                      OTHER INFORMATION

Item 24.   Financial Statements and Exhibits

           (a)    Financial Statements


                  The statements of assets and liabilities of Maxim series Account as of December 31, 1997, the related statements of operations for the year then ended, the statements of changes in net asset for each of the two years in the period then ended and the consolidated balance sheets for Great-West Life & Annuity Insurance Company at December 31, 1997 and 1996 and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1997, are included in Part B.


           (b)    Exhibits

                  Items (1), (2), and (8) are incorporated by reference to Registrant's Form S-6 Registration Statement filed February 21, 1984 and Pre-Effective
                  Amendment No. 1 thereto filed June 29, 1984.


                  (3) The Underwriting Agreement is incorporated by reference to Registrant's Post Effective Amendment No. 3 filed April 24, 1997.


                  (4) Form of variable annuity contracts no longer being offered by are incorporated by reference to Registrant's Pre-Effective Amendment No. 2 to its Form S-6 Registration Statement filed March 10, 1982. Copy of variable annuity contract currently being offered by Registrant is incorporated by reference to Registrant's Post-Effective Amendment No. 9.

                  (5) Form of application used with variable annuity contracts no longer being offered by Registrant are incorporated by reference to Registrant's Pre-Effective Amendment No. 2 to its Form S-6 Registration Statement filed March 10, 1982. Copy of application used with variable annuity contract currently is incorporated by reference to Registrant's Post-Effective Amendment No. 9.

                  (6) Copy of Articles of Redomestication and Bylaws of Depositor is incorporated by reference to Registrant's Post-Effective Amendment No. 9.

                  (7)    Not Applicable

                  (9) Copy of opinion of counsel for contracts no longer being offered by Registrant are incorporated by reference to Registrant's Post-Effective Amendment No. 14 to its Registration Statement filed April 30, 1987. Copy of opinion of counsel for contracts currently being offered by Registrant is incorporated by reference to Registrant's Post-Effective Amendment No. 9.

                  (10)   (a)    Written Consent of Jorden Burt Berenson &
                                Johnson, LLP

                         (b)    Written Consent of Deloitte & Touche LLP

                         (c)    Written Consent of Ruth B. Lurie

                  (11)   Not Applicable

                  (12)   Not Applicable


                  (13) Item (13) is incorporated by reference to registrant's Post-Effective Amendment No. 3 to Form N-4 registration statement filed on April 25, 1997.

                  (14)   Not Applicable

Item 25.   Directors and Officers of the Depositor

                                                            Position and Offices
Name                     Principal Business Address              with Depositor

James Balog              2205 North Southwinds Boulevard               Director
                         Vero Beach, Florida  39263

James W. Burns, O.C.            (4)                                 Director


Orest T. Dackow                 (3)                                 Director

Andre Desmarais                 (4)                                 Director


Paul Desmarais, Jr.             (4)                                 Director

Robert G. Graham         574 Spoonbill Drive                        Director
                         Sarasota, FL 34236

Robert Gratton                  (5)                                 Chairman

N. Berne Hart            2552 East Alameda Avenue                   Director
                         Denver, Colorado  80209

Kevin P. Kavanagh               (1)                                 Director

William Mackness         61 Waterloo Street                         Director
                         Winnipeg, Manitoba  R3N 0S3


William T. McCallum             (3)                      Director, President and
                                                         Chief Executive Officer


Jerry E.A. Nickerson     H.B. Nickerson & Sons Limited                 Director
                         P.O. Box 130
                         275 Commercial Street
                         North Sydney, Nova Scotia  B2A 3M2

P. Michael Pitfield, P.C., Q.C.        (4)                             Director

Michel Plessis-Belair, F.C.A.          (4)                             Director


Brian E. Walsh           Veritas Capital Management LLC                Director
                         115 Putnam Ave.
                         Greenwich, Connecticut

John A. Brown                   (3)                      Senior Vice-President,
                                                       Financial Services, Sales


                                                           Position and Offices
Name                     Principal Business Address              with Depositor


Donna A. Goldin                 (2)                    Executive Vice-President,
                                                      and    Chief     Operating
Officer,
                                                       One Corporation

Mitchell T.G. Graye                    (3)                    Senior
Vice-President,
                                                       Chief Financial Officer

John T. Hughes                  (3)                    Senior Vice-President,
                                                       Chief Investment Officer

D. Craig Lennox                 (3)                    Senior Vice-President,
                                                       General Counsel and
                                                       Secretary

Dennis Low                      (3)                    Executive Vice-President,
                                                       Financial Services

Alan D. MacLennan               (2)                    Executive Vice-President,
                                                       Employee Benefits

Steven H. Miller                (2)                    Senior Vice-President,
                                                       Employee Benefits, Sales

James D. Motz                   (2)                    Executive Vice-President,
                                                       Employee Benefits

Charles P. Nelson               (3)                    Senior Vice President,
                                                       Financial Services
                                                       Public Non-Profit Markets

Martin Rosenbaum                (2)                    Senior Vice-President,
                                                      Employee         Benefits,
Operations

Robert K. Shaw                  (3)                    Senior Vice-President,
                                                       Financial Services,
                                                       Individual Markets

Douglas L. Wooden               (3)                    Executive Vice-President,
                                                       Financial Services

 --------------------------------------

(1)        100 Osborne Street North, Winnipeg, Manitoba, Canada  R3C 3A5.

(2)        8505 East Orchard Road, Englewood, Colorado  80111.

(3)        8515 East Orchard Road, Englewood, Colorado  80111.

(4) Power Corporation of Canada, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3.

(5) Power Financial Corporation, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3.

Item 26. Persons controlled by or under common control with the Depositor or Registrant


                                     ORGANIZATIONAL CHART

Power Corporation of Canada
    100% - Marquette Communications Corporation

        100% - 171263 Canada Inc.
           68.1% - Power Financial Corporation

               77% - Great-West Lifeco Inc.
                  99.5% - The Great-West Life Assurance Company
                      100% - Great-West Life & Annuity Insurance Company
                          100% - GW Capital Management, LLC
                          100% - Financial Administrative Services Corporation 100% - One Corporation
                             100% - One Health Plan of Illinois, Inc.
                             100% - One Health Plan of Texas, Inc.
                             100% - One Health Plan of California, Inc.
                             100% - One Health Plan of Colorado, Inc.
                             100% - One Health Plan of Georgia, Inc.
                             100% - One Health Plan of North Carolina, Inc.
                             100% - One Health Plan of Washington, Inc.
                             100% - One Health Plan of Ohio, Inc.
                             100% - One Health Plan of Tennessee, Inc.
                             100% - One Health Plan of Oregon, Inc.
                             100% - One Health Plan of Florida, Inc.
                             100% - One Health Plan of Indiana, Inc.
                             100% - One Health Plan of Massachusetts, Inc.
                             100% - One Orchard Equities, Inc.
                          100% - Great-West Benefit Services, Inc.
                             13% - Private Healthcare Systems, Inc.
                          100%  -  Benefits  Communication  Corporation  100%  -
                             BenefitsCorp Equities, Inc.
                          100% - Greenwood Property Corporation
                           94% - Maxim Series Fund, Inc.*
                          100% - GWL Properties Inc.
                    100% - Great-West Realty Investments Inc.
                          50% - Westkin Properties Ltd.
                          100% - Confed Admin Services, Inc.
                          100% - Orchard Series Fund



Item 27.   Number of Contract Owners


           As of February 28, 1998, there were 464 Contract Owners.


Item 28.   Indemnification

           Provisions exist under the Colorado General Corporation Code and the Bylaws of GWL&A whereby GWL&A may indemnify a director, officer, or controlling person of GWL&A against liabilities arising under the Securities Act of 1933. The following excerpts contain the substance of these provisions:

                              Colorado Business Corporation Act

   Article 109 - INDEMNIFICATION

   Section 7-109-101.  Definitions.

           As used in this Article:

           (1) "Corporation" includes any domestic or foreign entity that is a predecessor of the corporation by reason of a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

           (2) "Director" means an individual who is or was a director of a corporation or an individual who, while a director of a corporation, is or was serving at the corporation's request as a director, officer, partner, trustee, employee, fiduciary or agent of another domestic or foreign corporation or other person or employee benefit plan. A director is considered to be serving an employee benefit plan at the corporation's request if his or her duties to the corporation also impose duties on or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan.

           (3) "Expenses" includes counsel fees.

           (4) "Liability" means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.

           (5) "Official capacity" means, when used with respect to a director, the office of director in the corporation and, when used with respect to a person other than a director as contemplated in Section 7-109-107, means the office in the corporation held by the officer or the employment, fiduciary, or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the corporation. "Official capacity" does not include service for any other domestic or foreign corporation or other person or employee benefit plan.

           (6) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

           (7) "Proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

   Section 7-109-102.  Authority to indemnify directors.

           (1) Except as provided in subsection (4) of this section, a corporation may indemnify a person made a party to the proceeding because the person is or was a director against liability incurred in any proceeding if:

                  (a)    The person conducted himself or herself in good faith;

                  (b)    The person reasonably believed:

                         (I) In the case of conduct in an official capacity with the corporation, that his or her conduct was in the corporation's best interests; or

                         (II) In all other cases, that his or her conduct was at least not opposed to the corporation's best interests; and

                  (c) In the case of any criminal proceeding, the person had no reasonable cause to believe his or her conduct was unlawful.

           (2) A director's conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirements of subparagraph (II) of paragraph (b) of subsection (1) of this section. A director's conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of subparagraph (a) of subsection (1) of this section.

           (3) The termination of any proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, is not, of itself, determinative that the director did not meet the standard of conduct described in this section.

           (4) A corporation may not indemnify a director under this section:

                  (a) In connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or

                  (b) In connection with any proceeding charging that the director derived an improper personal benefit, whether or not involving action in his official capacity, in which proceeding the director was adjudged liable on the basis that he or she derived an improper personal benefit.

           (5) Indemnification permitted under this section in connection with a proceeding by or in the right of a corporation is limited to reasonable expenses incurred in connection with the proceeding.

   Section 7-109-103.  Mandatory Indemnification of Directors.

                  Unless limited by the articles of incorporation, a corporation shall be required to indemnify a person who is or was a director of the corporation and who was wholly successful, on the merits or otherwise, in defense of any proceeding to which he was a party, against reasonable expenses incurred by him in connection with the proceeding.

   Section 7-109-104.  Advance of Expenses to Directors.

           (1) A corporation may pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of the final disposition of the proceeding if:

                  (a)  The  director   furnishes   the   corporation  a  written
                  affirmation of his good-faith belief that he has met the standard of conduct described in Section 7-109-102;

                  (b) The director furnishes the corporation a written undertaking, executed personally or on the director's behalf, to repay the advance if it is ultimately determined that he or she did not meet such standard of conduct; and

                  (c) A determination is made that the facts then know to those making the determination would not preclude indemnification under this article.

           (2) The undertaking required by paragraph (b) of subsection (1) of this section shall be an unlimited general obligation of the director, but need not be secured and may be accepted without reference to financial ability to make repayment.

           (3) Determinations and authorizations of payments under this section shall be made in the manner specified in Section 7-109-106.

   Section 7-109-105.  Court-Ordered Indemnification of Directors.

           (1) Unless otherwise provided in the articles of incorporation, a director who is or was a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice the court considers necessary, may order indemnification in the following manner:

                  (a) If it determines the director is entitled to mandatory indemnification under section 7-109-103, the court shall order indemnification, in which case the court shall also order the corporation to pay the director's reasonable expenses incurred to obtain court-ordered indemnification.

                  (b)  If  it  determines   that  the  director  is  fairly  and
                  reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in section 7-109-102 (1) or was adjudged liable in the circumstances described in Section 7-109-102 (4), the court may order such indemnification as the court deems proper; except that the indemnification with respect to any proceeding in which liability shall have been adjudged in the circumstances described Section 7-109-102 (4) is limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

Section  7-109-106.   Determination  and  Authorization  of  Indemnification  of
Directors.

           (1)  A  corporation  may  not  indemnify  a  director  under  Section
           7-109-102 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because he has met the standard of conduct set forth in Section 7-109-102. A corporation shall not advance expenses to a director under Section 7-109-104 unless authorized in the specific case after the written affirmation and undertaking required by Section 7-109-104(1)(a) and (1)(b) are received and the determination required by Section 7-109-104(1)(c) has been made.

           (2) The determinations required to be made subsection (1) of this section shall be made:

                  (a) By the board of directors by a majority vote of those present at a meeting at which a quorum is present, and only those directors not parties to the proceeding shall be counted in satisfying the quorum.

                  (b) If a quorum cannot be obtained, by a majority vote of a committee of the board of directors designated by the board of directors, which committee shall consist of two or more directors not parties to the proceeding; except that directors who are parties to the proceeding may participate in the designation of directors for the committee.

           (3) If a quorum cannot be obtained as contemplated in paragraph (a) of subsection (2) of this section, and the committee cannot be established under paragraph (b) of subsection (2) of this section, or even if a quorum is obtained or a committee designated, if a majority of the directors constituting such quorum or such committee so directs, the determination required to be made by subsection (1) of this section shall be made:

                  (a) By independent legal counsel selected by a vote of the board of directors or the committee in the manner specified in paragraph (a) or (b) of subsection (2) of this section or, if a quorum of the full board cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full board of directors; or

                  (b)    By the shareholders.

           (4) Authorization of indemnification and evaluation as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible; except that, if the determination that indemnification is permissible is made by independent legal counsel, authorization of indemnification and advance of expenses shall be made by the body that selected such counsel.

Section 7-109-107. Indemnification of Officers, Employees, Fiduciaries, and Agents.

           (1) Unless otherwise provided in the articles of incorporation:

                  (a) An officer is entitled to mandatory  indemnification under section 7-109-103, and is entitled to apply for court-ordered indemnification under section 7-109-105, in each case to the same extent as a director;

                  (b) A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as a director; and

                  (c) A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to a greater extent, if not inconsistent with public policy, and if provided for by its bylaws, general or specific action of its board of directors or shareholders, or contract.

   Section 7-109-108.  Insurance.

                  A corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation and who, while a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of any other domestic or foreign corporation or other person or of an employee benefit plan against any liability asserted against or incurred by the person in that capacity or arising out of his or her status as a director, officer, employee, fiduciary, or agent whether or not the corporation would have the power to indemnify the person against such liability under the Section 7-109-102, 7-109-103 or 7-109-107. Any such insurance may be procured from any insurance company designated by the board of directors, whether such insurance company is formed under the laws of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity or any other interest through stock ownership or otherwise.

   Section 7-109-109.  Limitation of Indemnification of Directors.

           (1) A provision concerning a corporation's indemnification of, or advance of expenses to, directors that is contained in its articles of incorporation or bylaws, in a resolution of its shareholders or board of directors, or in a contract, except for an insurance policy or otherwise, is valid only to the extent the provision is not inconsistent with Sections 7-109-101 to 7-109-108. If the articles of incorporation limit indemnification or advance of expenses, indemnification or advance of expenses are valid only to the extent not inconsistent with the articles of incorporation.

           (2) Sections 7-109-101 to 7-109-108 do not limit a corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when he or she has not been made a named defendant or respondent in the proceeding.

   Section 7-109-110.  Notice to Shareholders of Indemnification of Director.

                  If a corporation indemnifies or advances expenses to a director under this article in connection with a proceeding by or in the right of the corporation, the corporation shall give written notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders' meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.


                                 Bylaws of GWL&A

           Article II, Section 11.  Indemnification of Directors.

                  The Company may, by resolution of the Board of Directors, indemnify and save harmless out of the funds of the Company to the extent permitted by applicable law, any director, officer, or employee of the Company or any member or officer of any committee, and his heirs, executors and administrators, from and against all claims, liabilities, costs, charges and expenses whatsoever that any such director, officer, employee or any such member or officer sustains or incurs in or about any action, suit, or proceeding that is brought, commenced, or prosecuted against him for or in respect of any act, deed, matter or thing whatsoever made, done, or permitted by him in or about the execution of his duties of his office or employment with the Company, in or about the execution of his duties as a director or officer of another company which he so serves at the request and on behalf of the Company, or in or about the execution of his duties as a member or officer of any such Committee, and all other claims, liabilities, costs, charges and expenses that he sustains or incurs, in or about or in relation to any such duties or the affairs of the Company, the affairs of such Committee, except such claims, liabilities, costs, charges or expenses as are occasioned by his own willful neglect or default. The Company may, by resolution of the Board of Directors, indemnify and save harmless out of the funds of the Company to the extent permitted by applicable law, any director, officer, or employee of any subsidiary corporation of the Company on the same basis, and within the same constraints as, described in the preceding sentence.

           Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.   Principal Underwriter

   (a) BenefitsCorp Equities, Inc. ("BCE") currently distributes securities of Great-West Variable Annuity Account A, FutureFunds Series Account, and Pinnacle Series Account in addition to those of the Registrant.

   (b)     Directors and Officers of BCE

                                                                    Position and Offices
Name                     Principal Business Address                          with
Underwriter

Charles P. Nelson               (1)                                 Director and President

Robert K. Shaw                  (1)                                 Director


John Brown                      (1)                                 Director


Gregg E. Seller          18101 Von Karman Ave.                      Vice President
                         Suite 1460                                 Major Accounts
                         Irvine, CA 92715

Jack Baker                      (1)                                 Vice President, Licensing
                                                                    and Contracts

Glen R. Derback                 (1)                                 Treasurer


Grant R. Long                   (1)                                 Manager, Qualified Plan
                                                                    Compliance

Beverly A. Byrne                (1)                                 Secretary and Compliance
                                                                    Officer

------------

(1)  8515 E. Orchard Road, Englewood, Colorado 80111

   (c) Commissions and other compensation received by Principal Underwriter during Registrant's last fiscal year:

                      Net
Name of           Underwriting         Compensation
Principal         Discounts and             on                Brokerage
Underwriter               Commissions           Redemption           Commissions
Compensation

BCE                   -0-                   -0-                         -0-             -0-


Item 30.   Location of Accounts and Records

           All accounts,  books, or other documents required to be maintained by
           Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through GWL&A, 8515 E. Orchard Road, Englewood, Colorado 80111.

Item 31.   Management Services

           Not Applicable.

Item 32.          Undertakings

           (a) Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

           (b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

           (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.


           (d) GWL&A represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GWL&A.

                                           S-3
                                          SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the City of Denver, State of Colorado, on this 6 day of April, 1998.

                              MAXIM SERIES ACCOUNT
                                  (Registrant)


                                     By:           /s/ William T. McCallum
                                            William T. McCallum, President
                                            and Chief Executive Officer of
                                            Great-West Life & Annuity
                                            Insurance Company


                                            GREAT-WEST LIFE & ANNUITY
                                INSURANCE COMPANY
                                   (Depositor)


                                      By:           /s/ William T. McCallum
                                             William T. McCallum, President
                                             and Chief Executive Officer

        As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities with Great-West Life & Annuity Insurance Company and on the dates indicated:

Signature and Title                                          Date



     /s/ Robert Gratton*                                    April 6, 1998
Director and Chairman of the Board
(Robert Gratton)


    /s/ William T. McCallum                                       April 6, 1998
---------------------------------------------                        -------
Director, President and Chief Executive
Officer (William T. McCallum)

Signature and Title                                                  Date


    /s/ Glen R. Derback                                         April 6, 1998
----------------------------------                                  -------
Vice President and Comptroller
(Glen R. Derback)


   /s/ James Balog*                                     April 6, 1998
Director, (James Balog)


   /s/ James W. Burns*                                  April 6, 1998
Director, (James W. Burns)


   /s/ Orest T. Dackow*                                 April 6, 1998
Director (Orest T. Dackow)


   /s/ Andre Desmarais*                                 April 6, 1998
Director Andre Desmarais


   /s/ Paul Desmarais, Jr.*                             April 6, 1998
Director (Paul Desmarais, Jr.)


  /s/ Robert G. Graham*                                 April 6, 1998
Director (Robert G. Graham)


  /s/ N. Berne Hart*                                    April 6, 1998
Director (N. Berne Hart)


  /s/ Kevin P. Kavanagh*                                April 6, 1998
Director (Kevin P. Kavanagh)


  /s/ William Mackness*                                 April 6, 1998
Director (William Mackness)

Signature and Title                                                     Date


  /s/ Jerry E.A. Nickerson*                                        April 6, 1998
Director (Jerry E.A. Nickerson)


   /s/ P. Michael Pitfield*                                        April 6, 1998
Director (P. Michael Pitfield)


   /s/ Michel Plessis Belair*                                      April 6, 1998
Director (Michel Plessis-Belair)


  /s/ Brian E. Walsh*                                              April 6, 1998
Director (Brian E. Walsh)


*By:  /s/ D.C.  Lennox April 6, 1998 D. C. Lennox
Attorney-in-fact pursuant to Powers of Attorney filed under initial registration statement on Form N-4; Post-Effective Amendment No. 14under the Investment Company Act of 1940, as amended filed on January 23, 1998. Power of Attorney for R.G. Graham is filed herein.